Exhibit 10.1 140690.01141/153967839v.2 140690.01141/136050591v.5 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT (“Amendment No. 3”) is made effective as of May 8, 2025 (the “Amendment Date”) by and among Siena Lending Group LLC (“Lender”), Grove Collaborative Holdings, Inc., a Delaware public benefit corporation (“Holdings”), and Grove Collaborative, Inc., a Delaware public benefit corporation (“Grove” and, together with Holdings, each a “Borrower” and together, “Borrowers”). RECITALS WHEREAS, on March 10, 2023, Borrowers and Lender entered into that certain Loan and Security Agreement, which together with all exhibits, schedules, documents and agreements attached thereto, is referred to herein as the “Loan Agreement”; and WHEREAS, Borrowers and Lender desire to modify and amend certain of the terms and conditions of the Loan Agreement as set forth in this Amendment No. 3. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and without limiting or amending any other provisions of the Loan Agreement, the parties hereby agree to modify the Loan Agreement and to perform such other covenants and conditions as follows: I. Amendments to Loan Agreement. Effective upon the satisfaction of the conditions set forth in Section II hereof, the Loan Agreement is hereby amended by deleting the bold, red stricken text (indicated textually in the same manner as the following example: stricken text) and to adding the bold, blue double-underlined text (indicated textually in the same manner as the following example: underlined text), each as set forth in the Loan Agreement attached as Annex A hereto. For the avoidance of doubt, except as so modified by this Amendment, Schedules and Exhibits to the Loan Agreement shall remain in the form attached to the Loan Agreement; except, that, each of Schedule A (Description of Certain Terms), Schedule B (Definitions), and Schedule D (Reporting) are hereby amended by deleting such Schedules and replacing them with Schedule A, Schedule B, and Schedule D respectively, included in the amended Loan Agreement attached as set forth in Annex A to this Amendment. II. Conditions Precedent to the Effectiveness to Amendment No. 3. The effectiveness of this Amendment No. 3 is subject to the fulfillment of each and every of the following conditions precedent in form and substance satisfactory to the Lender in its sole discretion: (a) This Amendment No. 3 shall have been duly executed and delivered by Borrowers. (b) Borrowers shall pay all reasonable and documented out-of-pocket expenses of Lender for the preparation and negotiation of this Amendment No. 3 (including without limitation all reasonable attorneys’ fees). (c) Borrowers shall have paid to Lender all fees due on the date hereof. III. Additional and Terms and Conditions. (a) Representations and Warranties of Borrowers. Borrowers represent, warrant and covenant to Lender as of the date hereof as follows: (i) This Amendment No. 3 has been duly executed and delivered by the Borrowers and each applicable Loan Party and constitutes legal, valid and binding obligations of the applicable Loan Party, enforceable in accordance with its terms, except as the enforceability thereof may be limited

Grove Amendment No. 3 2 140690.01141/153967839v.2 140690.01141/136050591v.5 by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principal of equity. (ii) The execution, delivery and performance by Borrowers of this Amendment No. 3 and any other agreements or instruments required hereunder (x) have been duly authorized, and are not in conflict with nor constitute a breach of any provision of the Borrowers’ organizational documents and (y) do not (1) require any authorization, consent or approval by any Governmental Authority, in each case other than has already been obtained or given will have been obtained or given prior to the time when required, (2) conflict with or result in a breach of any law or regulation, order, writ, injunction or decree of any court or Governmental Authority, except where such conflict or resulting breach would not reasonably be expected to cause a Material Adverse Effect, or (3) require the approval, authorization or consent of any trustee or holder of any indebtedness or obligation of Borrowers or of any other Person under any material agreement, contract, lease or license or similar document or instrument to which any Loan Party is a party or by which any Loan Party is bound. (iii) The representations and warranties contained in the Loan Agreement and each other Loan Document are true and correct in all material respects (without duplication of materiality qualifiers therein) (or to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties are true and correct in all material respects (without duplication of materiality qualifiers therein) as of such earlier date). (iv) No event has occurred and is continuing that constitutes a Default or an Event of Default. (b) No Waiver. No course of dealing on the part of Lender or any employees, officers or directors of Lender, nor any failure or delay in the exercise of any right by Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Any failure of Lender at any time to require strict performance by Borrowers of any provision shall not affect any right of Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Lender. IV. Integration Clause. The Loan Agreement, as amended by this Amendment No. 3, and each of the other Loan Documents taken together constitute and contain the entire agreement among Borrowers and Lender and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. NONE OF THE LOAN AGREEMENT OR THIS AMENDMENT NO. 1 MAY BE MODIFIED EXCEPT BY A WRITING SIGNED BY THE LENDER AND BORROWERS IN ACCORDANCE WITH THE LOAN AGREEMENT. Each provision hereof shall be severable from every other provision when determining its legal enforceability under this Amendment No. 3 and the Loan Agreement, as amended by this Amendment No. 3, may be enforced to the maximum extent permitted under applicable law. This Amendment No. 3 shall be binding upon, and inure to the benefit of, each party’s respective permitted successors and assigns. This Amendment No. 3 may be executed in counterpart originals, all of which, when taken together, shall constitute one and the same original document. In the event of any contradiction or inconsistency among the terms and conditions of this Amendment No. 3 or the Loan Agreement the terms and conditions of this Amendment No. 3 shall prevail. V. Miscellaneous. Unless otherwise defined, all initially capitalized terms in this Amendment No. 3 shall be as defined in the Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment No. 3 shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Loan Agreement, as in effect prior to the date hereof. Except as

Grove Amendment No. 3 3 140690.01141/153967839v.2 140690.01141/136050591v.5 amended hereby, the Loan Agreement remains unmodified and unchanged. This Amendment No. 3 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This Amendment No. 3 and any amendments or waivers hereto, to the extent signed and delivered by means of facsimile, photocopy, scan by e-mail delivery of a “.pdf” format data file, or any electronic signature valid under the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001, et. seq such as DocuSign shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of signature delivered or provided in that manner as a defense to the formation of a contract and each party hereto forever waives any such defense. The terms of Sections 10.14 (Governing Law) and 10.15 (Waivers and Jurisdiction) of the Loan Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. [Remainder of the page intentionally left blank. Signature pages to follow.]

Grove Amendment No. 3 IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed as of the date first above written. BORROWERS: Grove Collaborative Holdings, Inc., a Delaware public benefit corporation By: /s/ Tom Siragusa Name: Tom Siragusa Title: Interim Chief Financial Officer Grove Collaborative, Inc., a Delaware public benefit corporation By: /s/ Tom Siragusa Name: Tom Siragusa Title: Interim Chief Financial Officer

Grove Amendment No. 3 IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed as of the date first above written. LENDER: Siena Lending Group LLC By: /s/ Todd Eubanks Name: Daniel T. Eubanks Title: Authorized Signatory By: /s/ Michael Sessa Name: Michael Sessa Title: Authorized Signatory

Annex A Composite Loan Agreement

Final Version Composite Loan Agreement as amended through Amendment No. 23 LOAN AND SECURITY AGREEMENT Dated as of March 10, 2023 among SIENA LENDING GROUP LLC, as Lender, GROVE COLLABORATIVE HOLDINGS, INC., GROVE COLLABORATIVE, INC., and each other Person that becomes a Borrower from time to time, as Borrowers, and each Person that becomes a Guarantor from time to time, as Guarantors 140690.01141/153967960v.23 140690.01141/153967960v.5

Loan and Security Agreement TABLE OF CONTENTS Page 1. LOANS AND LETTERS OF CREDIT. 1 1.1 Amount of Loans / Letters of Credit 1 1.2 Reserves regarding Revolving Loans / Letters of Credit 1 1.3 Protective Advances 2 1.4 Notice of Borrowing; Manner of Revolving Loan Borrowing 2 1.5 Other Provisions Applicable to Letters of Credit 2 1.6 Conditions of Making the Loans and Issuing Letters of Credit 3 1.7 Repayments 4 1.8 Voluntary Termination of Loan Facilities 4 1.9 Obligations Unconditional 5 1.10 Reversal of Payments 6 2. INTEREST AND FEES; LOAN ACCOUNT. 6 2.1 Interest 6 2.2 Fees 8 2.3 Computation of Interest and Fees 8 2.4 Loan Account; Monthly Accountings 8 2.5 Further Obligations; Maximum Lawful Rate 8 3. SECURITY INTEREST GRANT / POSSESSORY COLLATERAL / FURTHER ASSURANCES. 9 3.1 Grant of Security Interest 9 3.2 Possessory Collateral 10 3.3 Further Assurances 10 3.4 UCC Financing Statements 11 4. CERTAIN PROVISIONS REGARDING ACCOUNTS, INVENTORY, COLLECTIONS, APPLICATIONS OF PAYMENTS, INSPECTION RIGHTS, AND APPRAISALS. 11 4.1 Lock Boxes and Blocked Accounts 11 4.2 Application of Payments 12 4.3 Notification; Verification 12 4.4 Power of Attorney 13 4.5 Disputes 14 4.6 Inventory 14 4.7 Access to Collateral, Books and Records 15 4.8 Appraisals 15 5. REPRESENTATIONS, WARRANTIES AND COVENANTS. 15 5.1 Existence and Authority 16 5.2 Names; Trade Names and Styles 16 5.3 Title to Collateral; Third Party Locations; Permitted Liens 17 5.4 Accounts, Chattel Paper and Inventory 17 5.5 Electronic Chattel Paper 17 5.6 Capitalization; Investment Property 18 5.7 Commercial Tort Claims 18 5.8 Jurisdiction of Organization; Location of Collateral 18 5.9 Financial Statements and Reports; Solvency 19 -i- 140690.01141/153967960v.23 140690.01141/153967960v.5

Loan and Security Agreement 5.10 Tax Returns and Payments; Pension Contributions 19 5.11 Compliance with Laws; Intellectual Property; Licenses 20 5.12 Litigation 21 5.13 Use of Proceeds 22 5.14 Insurance 22 5.15 Financial, Collateral and Other Reporting / Notices 22 5.16 Litigation Cooperation 25 5.17 Maintenance of Collateral, Etc. 25 5.18 Material Contracts 25 5.19 No Default 25 5.20 No Material Adverse Change 25 5.21 Full Disclosure 25 5.22 Sensitive Payments 25 5.23 Holdings 26 5.24 Term Debt Permitted Indebtedness and Subordinated Debt 26 5.25 Negative Covenants 26 5.26 Financial Covenants[Reserved] 31 5.27 Employee and Labor Matters 31 5.28 Post-Closing Matters 32 6. LIMITATION OF LIABILITY AND INDEMNITY. 32 6.1 Limitation of Liability 32 6.2 Indemnity/Currency Indemnity 32 7. EVENTS OF DEFAULT AND REMEDIES. 33 7.1 Events of Default 33 7.2 Remedies with Respect to Lending Commitments/Acceleration/Etc. 36 7.3 Remedies with Respect to Collateral 36 8. LOAN GUARANTY. 38 8.1 Guaranty 38 8.2 Guaranty of Payment 38 8.3 No Discharge or Diminishment of Loan Guaranty 38 8.4 Defenses Waived 39 8.5 Rights of Subrogation 39 8.6 Reinstatement; Stay of Acceleration 40 8.7 Information 40 8.8 Termination 40 8.9 Maximum Liability 40 8.10 Contribution 41 8.11 Liability Cumulative 41 9. PAYMENTS FREE OF TAXES; OBLIGATION TO WITHHOLD; PAYMENTS ON ACCOUNT OF TAXES. 41 9.1 Taxes. 41 10. GENERAL PROVISIONS. 44 10.1 Notices 44 10.2 Severability 46 10.3 Integration 46 10.4 Waivers 46 -ii- 140690.01141/153967960v.23 140690.01141/153967960v.5

Loan and Security Agreement 10.5 Amendment 47 10.6 Time of Essence 47 10.7 Expenses, Fee and Costs Reimbursement 47 10.8 Benefit of Agreement; Assignability; Servicer 47 10.9 Recordation of Assignment 48 10.10 Participations 48 10.11 Headings; Construction 49 10.12 USA PATRIOT Act Notification 49 10.13 Counterparts; Email Signatures 49 10.14 GOVERNING LAW 49 10.15 WAIVERS AND JURISDICTION 49 10.16 Publication 52 10.17 Confidentiality 52 10.18 Borrowing Agency Provisions 52 10.19 Rules of Construction 53 Information Certificate(s) Schedule A Description of Certain Terms Schedule B Definitions Schedule C [Reserved] Schedule D Reporting Schedule E Financial Covenants[Reserved] Exhibit A Form of Notice of Borrowing Exhibit B Closing Checklist Exhibit C Client User Form Exhibit D Authorized Accounts Form Exhibit E Form of Account Debtor Notification Exhibit F Form of Compliance Certificate Exhibit G Form of Monthly Financial Model -iii- 140690.01141/153967960v.23 140690.01141/153967960v.5

Loan and Security Agreement This Loan and Security Agreement (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of March 10, 2023 among (1) Siena Lending Group LLC, together with its successors and permitted assigns (“Lender”), (2) Grove Collaborative Holdings, Inc., a Delaware public benefit corporation (“Holdings”), Grove Collaborative, Inc., a Delaware public benefit corporation (“Grove” and together with Holdings and any other Person who from time to time becomes a Borrower hereunder, collectively, the “Borrowers” and each individually, a “Borrower”), and (3) each of the Subsidiaries of the Borrowers signatory to this Agreement from time to time as guarantors (each individually, a “Guarantor” and collectively, the “Guarantors”). The Schedules and Exhibits to this Agreement are an integral part of this Agreement and are incorporated herein by reference. Terms used, but not defined elsewhere, in this Agreement are defined in Schedule B. 1. LOANS AND LETTERS OF CREDIT. 1.1 Amount of Loans / Letters of Credit. (a) Revolving Loans and Letters of Credit. Subject to the terms and conditions contained in this Agreement, including Sections 1.4 and 1.6, Lender shall, from time to time prior to the Maturity Date, at Borrowing Agent’s request, (i) make revolving loans to Borrowers (“Revolving Loans”), and (ii) make, or cause or permit a Participant to make, letters of credit (“Letters of Credit”) available to Borrowers; provided, that after giving effect to each such Revolving Loan and each such Letter of Credit, (A) the outstanding principal balance of all Revolving Loans and the Letter of Credit Balance will not exceed the lesser of (x) the Maximum Revolving Facility Amount, minus Reserves and (y) the Borrowing Base, and (B) none of the other Loan Limits for Revolving Loans will be exceeded. All Revolving Loans shall be made in and repayable in Dollars. (b) Minimum Revolving Loan Balance. The Borrowers shall cause the aggregate outstanding principal amount of Revolving Loans at all times to be greater than or equal to the lesser of (a) $7,500,000 or (b) the Borrowing Base. 1.2 Reserves regarding Revolving Loans / Letters of Credit. Lender may, from time to time establish and modify reserves against the Borrowing Base and/or the Maximum Revolving Facility Amount in such amounts and of such types as Lender deems appropriate in its Permitted Discretion (“Reserves”) provided, that, the amount of any Reserves established by Lender shall have a reasonable relationship to the event, condition, other circumstance or fact that is the basis for such Reserve or such change. Such Reserves shall be available for Borrowing Agent to view in Passport 6.0 simultaneously with the imposition thereof; provided, that, unless an Event of Default has occurred and is continuing, Lender shall provide email notice advising Borrowing Agent of such Reserves two (2) Business Days prior to the imposition of such Reserves (during which period (x) Lender shall be available to discuss any such proposed Reserves with the Borrowing Agent to afford the Borrowing Agent an opportunity to take such action as may be required so that the event, condition or circumstance that is the basis for such Reserve no longer exists in the manner and to the extent satisfactory to the Lender in its Permitted Discretion and (y) Borrowers may not obtain any new Revolving Loan or Letter of Credit to the extent that, after giving pro forma effect to such proposed Reserves, such Revolving Loan or Letter of Credit would cause the outstanding principal balance of all Revolving Loans and the Letter of Credit Balance to exceed the lesser of (a) the Maximum Revolving Facility Amount minus Reserves and (b) the Borrowing Base). Without limiting the foregoing, references to Reserves shall include the Dilution Reserve. In no 140690.01141/153967960v.23 140690.01141/153967960v.5

event shall the establishment of a Reserve in respect of a particular actual or contingent liability obligate Lender to make advances to pay such liability or otherwise obligate Lender with respect thereto. 1.3 Protective Advances. Any contrary provision of this Agreement or any other Loan Document notwithstanding, Lender is hereby authorized by Borrowers at any time during the existence of a Default or an Event of Default, regardless of (a) whether any of the other applicable conditions precedent set forth in Section 1.6 hereof have not been satisfied or the commitment of Lender to make Loans hereunder has been terminated for any reason, or (b) any other contrary provision of this Agreement, to make Revolving Loans to, or for the benefit of, Borrowers that Lender, in its sole discretion, deems necessary or desirable (i) to preserve or protect the Collateral, or any portion thereof, (ii) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (iii) to pay any other amount chargeable to Borrowers pursuant to the terms of this Agreement (the “Protective Advances”). Any contrary provision of this Agreement or any other Loan Document notwithstanding, Lender may direct the proceeds of any Protective Advance to Borrowers or to such other Person as Lender determines in its sole discretion in furtherance of the purposes set forth in the immediately preceding sentence. All Protective Advances shall be payable promptly (but in no event later than two (2) Business Days) upon demand. 1.4 Notice of Borrowing; Manner of Revolving Loan Borrowing. Borrowing Agent shall request each Revolving Loan by an Authorized Officer submitting such request via Passport 6.0 (or, if requested by Lender, by delivering, in writing or via an Approved Electronic Communication, a Notice of Borrowing substantially in the form of Exhibit A hereto) (each such request a “Notice of Borrowing”). Subject to the terms and conditions of this Agreement, including Sections 1.1 and 1.6, Lender shall, except as provided in Section 1.3, deliver the amount of the Revolving Loan requested in the Notice of Borrowing for credit to any account of Borrowers at a bank in the United States of America as Borrowing Agent may specify (provided that such account must be one identified on Section 39 of the Information Certificate(s), as may be amended, or such other account approved by Lender as an account to be used for funding of loan proceeds) by wire transfer of immediately available funds (a) on the same day if the Notice of Borrowing is received by Lender on or before 11:00 a.m. Eastern Time on a Business Day, or (b) on the immediately following Business Day if the Notice of Borrowing is received by Lender after 11:00 a.m. Eastern Time on a Business Day, or is received by Lender on any day that is not a Business Day. Lender shall charge to the Revolving Loan Lender’s usual and customary fees for the wire transfer of each Loan. 1.5 Other Provisions Applicable to Letters of Credit. Lender shall, on the terms and conditions set forth in this Agreement (including the terms and conditions set forth in Section 1.1 and Section 1.6), make Letters of Credit available to Borrowers either by issuing them, or by causing other financial institutions to issue them supported by Lender’s guaranty or indemnification; provided, that after giving effect to each Letter of Credit, the Letter of Credit Balance will not exceed the Letter of Credit Limit. Notwithstanding anything in this Agreement, the parties agree that in connection with Lender’s option to make Letters of Credit available to Borrowers by causing other financial institutions to issue Letters of Credit, Lender may cause or permit any Participant under this Agreement to cause other financial institutions to issue such Letters of Credit and thereafter (a) all such Letters of Credit shall be treated for all purposes under this Agreement as if such Letters of Credit were requested by Borrowing Agent and made available by Lender, (b) such Participant’s support of such Letters of Credit in the form of a guaranty or indemnification shall be treated as if such support had been made by Lender, (c) Borrowers hereby unconditionally and irrevocably, jointly and severally agree to pay to Lender the amount of each payment or disbursement made by such Participant or the applicable issuer under any such Letter of Credit honoring any demand for payment thereunder upon demand in accordance with the reimbursement provisions of this Section 1.5 and agrees that such reimbursement obligations of Borrowers constitute Obligations under this Agreement, and (d) any and all amounts paid by such Participant or the applicable issuer in respect of any such Letter of Credit will, at the election of Lender, -2- 140690.01141/153967960v.25 be treated for all purposes as a Revolving Loan, and be payable, in the same manner as a Revolving Loan. Borrowers agree to execute all documentation reasonably required by Lender and/or the issuer of any Letter of Credit in connection with any such Letter of Credit. Borrowers hereby unconditionally and irrevocably, jointly and severally agree to reimburse Lender and/or the applicable issuer for each payment or disbursement made by Lender and/or the applicable issuer under any Letter of Credit honoring any demand for payment made thereunder, in each case on the date that such payment or disbursement is made. Borrowers’ reimbursement obligations hereunder shall be irrevocable and unconditional under all circumstances, including (w) any lack of validity or enforceability of any Letter of Credit, this Agreement or any other Loan Document, (x) the existence of any claim, set-off, defense or other right which any Loan Party may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), Lender, any Participant, the applicable issuer under any Letter or Credit, or any other Person, whether in connection with any Letter of Credit, this Agreement, any other Loan Document, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Loan Party and the beneficiary named in any Letter of Credit), (y) any lack of validity, sufficiency or genuineness of any document which Lender or the applicable issuer has determined complies on its face with the terms of the applicable Letter of Credit, even if such document should later prove to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein shall have been untrue or inaccurate in any respect, or (z) the surrender or impairment of any security for the performance or observance of any of the terms hereof. Any and all amounts paid by Lender and any Participant in respect of a Letter of Credit will, at the election of Lender, be treated for all purposes as a Revolving Loan, and bear interest, and be payable, in the same manner as a Revolving Loan. 1.6 Conditions of Making the Loans and Issuing Letters of Credit. Lender’s obligation to make any Loan or issue or cause any Letter of Credit to be issued under this Agreement is subject to the following conditions precedent (as well as any other conditions set forth in this Agreement or any other Loan Document), all of which must be satisfied in a manner acceptable to Lender (and as applicable, pursuant to documentation which in each case is in form and substance acceptable to Lender) as of each day that such Loan is made or such Letter of Credit is issued, as applicable: (a) Loans and Letters of Credit Made and/or Issued on the Closing Date: With respect to Loans made, and/or Letters of Credit issued, on the Closing Date, (i) each applicable Loan Party shall have duly executed and/or delivered, or, as applicable, shall have caused such other applicable Persons to have duly executed and or delivered, to Lender such agreements, instruments, documents and/or certificates listed on the closing checklist attached hereto as Exhibit B to which a Loan Party is a party (other than any item listed in the section labeled “Post Closing Deliverables and Covenants” on Exhibit B); (ii) Lender shall have completed its business and legal due diligence pertaining to the Loan Parties, their respective businesses and assets, with results thereof satisfactory to Lender in its sole discretion; (iii) Lender’s obligations and commitments under this Agreement shall have been approved by Lender’s Credit Committee; (iv) after giving effect to such Loans and Letters of Credit, as well as to the payment of all critical trade payables older than sixty (60) days past due and the consummation of all transactions contemplated hereby to occur on the Closing Date, closing costs and any book overdraft, Liquidity shall be no less than $50,000,000; (v) since December 31, 2021, there has been no material adverse change in the financial condition, business, prospects, operations, or properties of any Loan Party; and (vi) Borrowers shall have paid to Lender all fees due on the date hereof, and shall have paid or reimbursed Lender for all of Lender’s costs, charges and expenses incurred through the Closing Date (and in connection herewith, Borrowers hereby irrevocably authorize Lender to charge such fees, costs, charges and expenses as Revolving Loans); and (b) All Loans and/or Letters of Credit: With respect to Loans made and/or Letters of Credit issued, on the Closing Date and/or at any time thereafter, in addition to the conditions specified in clause (a) above as applicable, (i) Borrowers shall have provided to Lender such information as Lender -3- 140690.01141/153967960v.25 may require in order to determine the Borrowing Base, as of such borrowing or issue date, after giving effect to such Loans and/or Letters of Credit, as applicable; (ii) each applicable Loan Party shall have duly executed and/or delivered, or, as applicable, shall have caused such other applicable Persons to have duly executed and or delivered, to Lender such further agreements, instruments, documents, proxies and certificates as Lender may reasonably require in connection therewith; (iii) each of the representations and warranties set forth in this Agreement, the Information Certificate(s), as may be amended, and in the other Loan Documents shall be true and correct in all material respects (without duplication of materiality qualifiers therein) as of the date such Loan is made and/or such Letter of Credit is issued (or to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct in all material respects (without duplication of materiality qualifiers therein) as of such earlier date), both before and after giving effect thereto; and (iv) no Default or Event of Default shall be in existence, both before and after giving effect thereto. 1.7 Repayments. (a) Revolving Loans/Letters of Credit. If at any time for any reason whatsoever (i) the sum of the outstanding principal balance of all Revolving Loans and the Letter of Credit Balance exceeds the lesser of (x) the Maximum Revolving Facility Amount minus Reserves minus the Availability Block and (y) the Borrowing Base, or (ii) any of the Loan Limits for Revolving Loans or Letters of Credit are exceeded, then in each case, Borrowers will, within two (2) Business Days, and jointly and severally pay to Lender such amounts (or, with respect to the Letter of Credit Balance, provide cash collateral to Lender in the manner set forth in clause (c) below) as shall cause Borrowers to eliminate such excess (such excess, an “Overadvance”). (b) Mandatory Prepayment of Inventory Insurance Proceeds. Borrowers shall be required to prepay the unpaid principal balance of the Revolving Loans within three (3) Business Days following the date of each and every Prepayment Event (and within five (5) Business Days following any date thereafter on which proceeds pertaining thereto are received by any Loan Party), in each case without any demand or notice from Lender or any other Person, all of which is hereby expressly waived by Borrowers, in the amount of 100% of the proceeds (net of documented reasonable out-of-pocket costs and expenses incurred in connection with the collection of such proceeds, in each case payable to Persons that are not Affiliates of any Loan Party) received by any Loan Party with respect to such Prepayment Event. (c) Maturity Date Payments / Cash Collateral. All remaining outstanding monetary Obligations (including, all accrued and unpaid fees described in the Fee Letter) shall be payable in full on the Maturity Date. Without limiting the generality of the foregoing, if, on the Maturity Date, there are any outstanding Letters of Credit, then on such date Borrowers shall provide to Lender cash collateral in an amount equal to 103% of the Letter of Credit Balance to secure all of the Obligations (including estimated out-of-pocket attorneys’ fees and other expenses) relating to said Letters of Credit, pursuant to a cash pledge agreement in form and substance reasonably satisfactory to Lender. (d) Currency Due. If, notwithstanding the terms of this Agreement or any other Loan Document, Lender receives any payment from or on behalf of Borrowers or any other Person in a currency other than the Currency Due, Lender may convert the payment (including the monetary proceeds of realization upon any Collateral and any funds then held in a cash collateral account) into the Currency Due at an exchange rate selected by Lender in the manner contemplated by Section 6.2(b) and Borrowers shall jointly and severally reimburse Lender, within two (2) Business Days after Lender’s request therefor, for all reasonable costs it incurs with respect thereto. To the extent permitted by law, the obligation shall be satisfied only to the extent of the amount actually received by Lender upon such conversion. -4- 140690.01141/153967960v.25

1.8 Voluntary Termination of Loan Facilities. Borrowers may, on at least five (5) Business Days’ prior and irrevocable written notice received by Lender, permanently terminate the Loan facilities by repaying all of the outstanding Obligations, including any Early Payment/Termination Premium in the amount specified in the paragraph under the heading “Early Termination Fee” in the Fee Letter; the foregoing notwithstanding, a Borrower may rescind such notice if it states that the proposed payment in full of the Obligations is to be made with the proceeds of third party Indebtedness and if the closing for such Indebtedness does not happen on or before the date of the proposed termination set forth in such notice (in which case, a new notice shall be required to be sent in connection with any subsequent termination). If, on the date of a voluntary termination pursuant to this Section 1.8, there are any outstanding Letters of Credit, then on such date, and as a condition precedent to such termination, Borrowers shall provide to Lender a back-up standby letter of credit reasonably acceptable to Lender or cash collateral in an amount equal to 103% of the Letter of Credit Balance to secure all of the Obligations (including estimated out-of-pocket attorneys’ fees and other expenses) relating to said Letters of Credit, pursuant to a cash pledge agreement in form and substance reasonably satisfactory to Lender. From and after such date of termination, Lender shall have no obligation whatsoever to extend any additional Loans or Letters of Credit and all of its lending commitments hereunder shall be terminated. 1.9 Obligations Unconditional. (a) The payment and performance of all Obligations shall constitute the absolute and unconditional obligations of each Loan Party and shall be independent of any defense or rights of set-off, recoupment or counterclaim which any Loan Party or any other Person might otherwise have against Lender or any other Person. All payments required by this Agreement and/or the other Loan Documents shall be made in Dollars (unless payment in a different currency is expressly provided otherwise in the applicable Loan Document) or as otherwise agreed to by Lender in its sole discretion. (b) If, at any time and from time to time after the Closing Date (or at any time before or after the Closing Date with respect to (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith, or (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case for purposes of this clause (y) pursuant to Basel III, regardless of the date enacted, adopted or issued), (i) any change in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (ii) any new law, regulation, treaty or directive enacted or application thereof, or (iii) compliance by Lender with any request or directive (whether or not having the force of law) from any Governmental Authority, central bank or comparable agency (A) subjects Lender to any Taxes (other than (1) Indemnified Taxes, (2) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (3) Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, or (B) imposes on Lender any other condition or increased cost in connection with the transactions contemplated thereby or participations therein (other than Taxes), and the result of any of the foregoing is to increase the cost to Lender of making or continuing any Loan or issuing any Letter of Credit or to reduce any amount receivable hereunder or under any other Loan Documents, then, in any such case, Borrowers shall promptly and jointly and severally pay to Lender, when notified to do so by Lender, any additional amounts necessary to compensate Lender, on an after-tax basis, for such additional cost or reduced amount as determined by Lender. Each such notice of additional amounts payable pursuant to this Section 1.9(b) submitted by Lender to Borrowing Agent shall, absent manifest error, be final, conclusive and binding for all purposes. -5- 140690.01141/153967960v.25

(c) Failure or delay on the part of any Lender to demand compensation pursuant to this Section 1.9 shall not constitute a waiver of such Lender’s right to demand such compensation and this Section 1.9 shall remain operative even after the Termination Date and shall survive the payment in full of all of the Obligations; provided that the Borrowers shall not be required to compensate a Lender pursuant to this Section 1.9 for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Borrowers of the change in law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the change in law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). 1.10 Reversal of Payments. To the extent that any payment or payments made to or received by Lender pursuant to this Agreement or any other Loan Document are subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid to any trustee, receiver or other Person under any state, federal or other bankruptcy or other such applicable law, then, to the extent thereof, such amounts (and all Liens, rights and remedies therefor) shall be revived as Obligations (secured by all such Liens) and continue in full force and effect under this Agreement and under the other Loan Documents as if such payment or payments had not been received by Lender. This Section 1.10 shall remain operative even after the Termination Date and shall survive the payment in full of all of the Obligations. 2. INTEREST AND FEES; LOAN ACCOUNT. 2.1 Interest. (a) All Loans and other monetary Obligations shall bear interest at the interest rate(s) set forth in Section 3 of Schedule A, and accrued interest shall be payable (a) on the first day of each month in arrears, (b) upon a prepayment of such Loan in accordance with Section 1.8, and (c) on the Maturity Date; provided, that after the occurrence and during the continuation of an Event of Default, at Lender’s election, all Loans and other monetary Obligations shall bear interest at a rate per annum equal to two (2) percentage points in excess of the rate otherwise applicable thereto (the “Default Rate”), and all such interest shall be payable on demand. Changes in the interest rate shall be effective as of the date of any change in the Base Rate or Term SOFR, as applicable. Subject to the terms and conditions set forth herein, Loans shall bear interest at Term SOFR or, following issuance by Borrowing Agent of the related Interest Rate Election Notice or under the circumstances set forth in Section 2.1(d), the Base Rate; provided, that (i) Borrowers may, upon five (5) Business Days’ written notice to Lender, elect that all outstanding Loans and Obligations shall bear interest at Term SOFR, or if Borrowers have previously elected that all Loans shall bear interest at Term SOFR, Borrowers may, upon five (5) Business Days’ written notice to Lender, elect that all outstanding Loans and Obligations shall bear interest at the Base Rate (the notices described in this clause (i) are referred to herein as an “Interest Rate Election Notice”), (ii) Borrowers may not deliver more than four (4) Interest Rate Election Notices in any fiscal year and (iii) any election for all Loans and Obligations to bear interest at Term SOFR (or the Base Rate) shall only be effective upon the first day of the month after delivery of an Interest Rate Election Notice. (b) Any Term SOFR Loans shall bear interest at Term SOFR for a period commencing on the first day of a calendar month and ending on the last day of such calendar month (the “Interest Period”) unless and until converted to Loans bearing interest at the Base Rate in accordance with Section 2.1(a), above or Section 2.1(c), Section 2.1(d) or Section 2.1(e) below. (c) Term SOFR may be adjusted by Lender on a prospective basis to take into account any increased costs due to changes in applicable law occurring subsequent to the commencement of the then applicable interest period (other than changes in tax laws, which shall be governed by Section 1.9 and Section 9.1) and changes in the reserve requirements imposed by the Board of Governors of the -6- 140690.01141/153967960v.25

Federal Reserve System (or any successor), which additional or increased costs would increase the cost of maintaining loans under this Agreement bearing interest based upon Term SOFR. In any such event, Lender shall give Borrowers notice of such a determination and adjustment and, upon its receipt of the notice from Lender, Borrowers may, by notice to Lender (A) require Lender to furnish to Borrowers a statement setting forth the basis for adjusting Term SOFR and the method for determining the amount of such adjustment or (B) repay the portion of the Loans bearing interest based upon Term SOFR with respect to which such adjustment is made. Upon any such repayment, Borrowers shall also pay accrued interest on the amount so repaid, together with any additional amounts required pursuant to the Fee Letter. (d) If Lender determines that any law has made it unlawful, or that any governmental authority has asserted that it is unlawful, for Lender or its applicable lending office to maintain any Loan with interest determined by reference to Term SOFR, or to determine or charge interest rates based upon Term SOFR, then, upon notice thereof by Lender to Borrowers, any obligation of Lender to maintain any Term SOFR Loan shall be suspended until Lender notifies Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, Borrowers shall, upon demand from Lender, convert the Term SOFR Loans to loans bearing interest at the Base Rate, either on the last day of the applicable Interest Period, if Lender may lawfully continue to maintain such Term SOFR Loans to such day, or immediately, if Lender may not lawfully continue to maintain such Term SOFR Loans until Lender determines that it is no longer illegal for Lender to determine or charge interest rates based upon Term SOFR. Upon any such conversion, Borrowers shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to the Fee Letter. (e) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, but without limiting Section 2.1(d) above, if Lender determines (which determination shall be conclusive and binding upon all parties hereto absent manifest error), that: (i) adequate and reasonable means do not exist for ascertaining Term SOFR for any interest period because Term SOFR is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the SOFR Administrator or a Governmental Authority having jurisdiction over Lender has made a public statement identifying a specific date after which Term SOFR shall no longer be made available, or used for determining the interest rate of loans; provided, that, at the time of such statement, there is no successor administrator that is satisfactory to Lender, that will continue to provide Term SOFR after such specific date (such specific date, the “Scheduled Unavailability Date”); or (iii) syndicated loans currently being executed, or that include language similar to that contained in this Section 2.1(e), are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace Term SOFR; then, reasonably promptly after such determination by Lender, Lender may amend this Agreement to replace Term SOFR with (A) the Base Rate, or (B) if administratively feasible and acceptable to Lender in its sole discretion (1) one or more other SOFR-Based Rates or (2) another alternate benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such benchmarks (such as the margin applicable thereto) which adjustment or method for calculating such adjustment shall be published on an information service as selected by Lender from time to time in its reasonable discretion and may be periodically updated (the “Adjustment”; and any such proposed rate, a “Term SOFR -7- 140690.01141/153967960v.25

Successor Rate”). Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after Lender shall have posted such proposed amendment to Borrowers. Such Term SOFR Successor Rate shall be applied in a manner consistent with market practice; provided, that to the extent such market practice is not administratively feasible for Lender, such Term SOFR Successor Rate shall be applied in a manner as otherwise reasonably determined by Lender. If no Term SOFR Successor Rate has been determined and the circumstances under clause (e)(i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Lender will promptly so notify Borrowers. Thereafter, the obligation of the Lender to make or maintain Term SOFR Loans shall be suspended (to the extent of the affected Term SOFR Loans or Interest Period). Upon receipt of such notice, Borrowers may revoke any pending request for a borrowing of Term SOFR Loans (to the extent of the affected Term SOFR Loans or interest period) or, failing that, will be deemed to have converted such request into a request for a Loans bearing interest at the Base Rate in the amount specified therein. In connection with the implementation of a Term SOFR Successor Rate, Lender will have the right to make Term SOFR Successor Rate Conforming Changes from time to time in consultation with Borrowers (in each case, so long as no Event of Default has occurred and is continuing) and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Term SOFR Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement. Anything to the contrary contained herein notwithstanding, Lender is not required actually to match fund any Obligation as to which interest accrues based on Term SOFR. 2.2 Fees. Borrowers shall jointly and severally pay Lender the fees set forth in the Fee Letter on the dates set forth therein, which fees are in addition to all fees and other sums payable by Borrowers or any other Person to Lender under this Agreement or under any other Loan Document, and, in each case are not refundable once paid. 2.3 Computation of Interest and Fees. All interest and fees shall be calculated daily based on the actual number of days elapsed in a year of 360 days. 2.4 Loan Account; Monthly Accountings. Lender shall maintain a loan account for Borrowers reflecting all outstanding Loans and the Letters of Credit Balance, along with interest accrued thereon and such other items reflected therein (the “Loan Account”), and shall provide Borrowing Agent with a monthly accounting reflecting the activity in the Loan Account, viewable by Borrowing Agent on Passport 6.0. Each accounting shall be deemed correct, accurate and binding on Borrowers and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by Lender), unless Borrowing Agent notifies Lender in writing to the contrary within thirty (30) days after such account is rendered, describing the nature of any alleged errors, omissions or undocumented expenses. However, Lender’s failure to maintain the Loan Account or to provide any such accounting shall not affect the legality or binding nature of any of the Obligations. Interest, fees and other monetary Obligations due and owing under this Agreement (including fees and other amounts paid by Lender to issuers of Letters of Credit) may, in Lender’s discretion, be charged to the Loan Account, and will thereafter be deemed to be Revolving Loans and will bear interest at the same rate as other Revolving Loans. 2.5 Further Obligations; Maximum Lawful Rate. With respect to all monetary Obligations for which the interest rate is not otherwise specified herein (whether such Obligations arise hereunder or under any other Loan Document, or otherwise), such Obligations shall bear interest at the rate(s) in effect from time to time with respect to the applicable Loan to which such Obligations relate and shall be payable upon demand by Lender. In no event shall the interest charged with respect to any Loan or any other Obligation exceed the maximum amount permitted under applicable law. Notwithstanding anything to the contrary herein or elsewhere, if at any time the rate of interest payable -8- 140690.01141/153967960v.25 or other amounts hereunder or under any other Loan Document (the “Stated Rate”) would exceed the highest rate of interest or other amount permitted under any applicable law to be charged (the “Maximum Lawful Rate”), then for so long as the Maximum Lawful Rate would be so exceeded, the rate of interest and other amounts payable shall be equal to the Maximum Lawful Rate; provided, that if at any time thereafter the Stated Rate is less than the Maximum Lawful Rate, Borrowers shall, to the extent permitted by applicable law, continue to pay interest and such other amounts at the Maximum Lawful Rate until such time as the total interest and other such amounts received is equal to the total interest and other such amounts which would have been received had the Stated Rate been (but for the operation of this provision) the interest rate payable or such other amounts payable. Thereafter, the interest rate and such other amounts payable shall be the Stated Rate unless and until the Stated Rate again would exceed the Maximum Lawful Rate, in which event this provision shall again apply. In no event shall the total interest or other such amounts received by Lender exceed the amount which it could lawfully have received had the interest and other such amounts been calculated for the full term hereof at the Maximum Lawful Rate. If, notwithstanding the prior sentence, Lender has received interest or other such amounts hereunder in excess of the Maximum Lawful Rate, such excess amount shall be applied to the reduction of the principal balance of the Loans or to other Obligations (other than interest) payable hereunder, and if no such principal or other Obligations are then outstanding, such excess or part thereof remaining shall be paid to Borrowers. In computing interest payable with reference to the Maximum Lawful Rate applicable to any Lender, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. 3. SECURITY INTEREST GRANT / POSSESSORY COLLATERAL / FURTHER ASSURANCES. 3.1 Grant of Security Interest. To secure the full payment and performance of all of the Obligations and subject to the Intercreditor Agreement, each Loan Party hereby collaterally assigns to Lender and grants to Lender a continuing security interest in the following property of such Loan Party, whether tangible or intangible, real or personal, now or hereafter owned, existing, acquired or arising and wherever now or hereafter located, and whether or not eligible for lending purposes: (a) all Accounts (whether or not Eligible Investment Grade Accounts or Eligible Non-Investment Grade Accounts) and all Goods whose sale, lease or other disposition by such Loan Party has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, such Loan Party; (b) all Chattel Paper (including tangible and Electronic Chattel Paper), Instruments, Documents (including negotiable documents), and General Intangibles (including all patents, patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contracts rights, payment intangibles, security interests, security deposits and rights to indemnification); (c) all Inventory (whether or not Eligible Inventory); (d) all Goods (other than Inventory), including Equipment, Farm Products, Health-Care-Insurance Receivables, vehicles, and Fixtures; (e) all Investment Property, including, without limitation, all rights, privileges, authority, and powers of such Loan Party as an owner or as a holder of Pledged Equity, including, without limitation, all economic rights, all control rights, authority and powers, and all status rights of such Loan Party as a member, equity holder or shareholder, as applicable, of each Issuer; (f) all Deposit Accounts, Securities Accounts, bank accounts, deposits and cash; (g) all Letter-of-Credit Rights; (h) all Commercial Tort Claims listed in Section 40 of the Information Certificate(s); (i) all Supporting Obligations; (j) all real property interests (including leaseholds, mineral rights, timber, etc.); and (k) all additions and accessions to, substitutions for, and replacements, products and Proceeds of the foregoing property, including proceeds of all insurance policies insuring the foregoing property, and all of such Loan Party’s books and records relating to any of the foregoing and to such Loan Party’s business. -9- 140690.01141/153967960v.25

Notwithstanding the foregoing, no Loan Party shall pledge, and the Collateral shall not include, Excluded Collateral. 3.2 Possessory Collateral. Subject to the Intercreditor Agreement, Promptly, but in any event no later than five (5) Business Days after any Loan Party’s receipt of any portion of the Collateral evidenced by an agreement, Instrument or Document, including any Tangible Chattel Paper, in each case with a value in excess of $500,000, and any Investment Property consisting of certificated securities, such Loan Party shall deliver the original thereof to Lender together with an appropriate endorsement or other specific evidence of assignment thereof to Lender (in form and substance reasonably acceptable to Lender). If an endorsement or assignment of any such items shall not be made for any reason, Lender is hereby irrevocably authorized, as attorney and agent-in-fact (coupled with an interest) for each Loan Party, to endorse or assign the same on such Loan Party’s behalf. 3.3 Further Assurances. (a) Each Loan Party will, at the time that any Loan Party forms, or acquires any direct or indirect Subsidiary after the Closing Date, within thirty (30) days of such event (or such later date as permitted by Lender in its sole discretion) (i) cause such new Subsidiary (other than an Excluded Subsidiary) to become a Loan Party and to grant Lender a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary (other than Excluded Collateral), (ii) provide, or cause the applicable Loan Party to provide, to Lender a pledge agreement and appropriate certificates and powers or financing statements, pledging all of the Equity Interests in such new Subsidiary (other than Excluded Collateral) in form and substance reasonably satisfactory to Lender, and (iii) provide to Lender all other documentation, including one or more opinions of counsel reasonably satisfactory to Lender, which, in its opinion, is reasonably appropriate with respect to the execution and delivery of the applicable documentation referred to above (including policies of title insurance, flood certification documentation or other documentation with respect to all Real Property with a fair market value in excess of $500,000 owned in fee and subject to a mortgage). (b) Each Loan Party will, and will cause each of the other Loan Parties to, at any time upon the reasonable request of Lender, execute or deliver to Lender any and all financing statements, fixture filings, security agreements, pledges, collateral assignments, mortgages, deeds of trust, opinions of counsel, and all other documents (the “Additional Documents”) that Lender may reasonably request in form and substance reasonably satisfactory to Lender, to create, perfect, and continue to be perfected or to better perfect Lender’s Liens on the Collateral, to create and perfect Liens in favor of Lender in any Real Property acquired by any other Loan Party with a fair market value in excess of $500,000, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, if any Borrower or any other Loan Party refuses or fails to execute or deliver any reasonably requested Additional Documents within a reasonable period of time following the request to do so, each Borrower and each other Loan Party hereby authorizes Lender to execute any such Additional Documents in the applicable Loan Party’s name and authorizes Lender to file such executed Additional Documents in any appropriate filing office. (c) Each Loan Party shall, at its own cost and expense, promptly and duly take, execute, acknowledge and deliver (and/or use commercially reasonable efforts to cause such other applicable Person to take, execute, acknowledge and deliver) all such further acts, documents, agreements and instruments as Lender shall deem reasonably necessary in order to (i) carry out the intent and purposes of the Loan Documents and the transactions contemplated thereby, (ii) establish, create, preserve, protect and perfect a first priority lien (subject only to Permitted Liens) in favor of Lender in all Collateral (wherever located) from time to time owned by the Loan Parties, (iii) cause each Loan Party to guarantee all of the Obligations, all pursuant to documentation that is in form and substance satisfactory to Lender in its Permitted Discretion and (iv) facilitate the collection of the Collateral. Without limiting the -10- 140690.01141/153967960v.25 foregoing, each Loan Party shall, at its own cost and expense, promptly and duly take, execute, acknowledge and deliver (and/or use commercially reasonable efforts to cause such other applicable Person to take, execute, acknowledge and deliver) to Lender all promissory notes, security agreements, agreements with landlords, mortgagees and processors and other bailees, subordination and intercreditor agreements and other agreements, instruments and documents, in each case in form and substance reasonably acceptable to Lender, as Lender may reasonably request from time to time to perfect, protect, and maintain Lender’s security interests in the Collateral, including the required priority thereof, and to fully carry out the transactions contemplated by the Loan Documents. 3.4 UCC Financing Statements. Each Loan Party authorizes Lender to file, from time to time, Uniform Commercial Code financing statements, along with amendments and modifications thereto, in all filing offices selected by Lender in its reasonable discretion, listing such Loan Party as the debtor and Lender as the secured party, and describing the collateral covered thereby in such manner as Lender may elect, including using descriptions such as “all personal property of debtor”, “all assets of debtor”, “all of Debtor’s assets, whether tangible or intangible, real or personal, now or hereafter owned, existing, acquired or arising and wherever now or hereafter located, and whether or not eligible for lending purposes” or words of similar effect. 4. CERTAIN PROVISIONS REGARDING ACCOUNTS, INVENTORY, COLLECTIONS, APPLICATIONS OF PAYMENTS, INSPECTION RIGHTS, AND APPRAISALS. 4.1 Lock Boxes and Blocked Accounts. Each Loan Party hereby represents and warrants that all Deposit Accounts and all other depositary and other accounts maintained by each Loan Party as of the Closing Date are described in Section 39 of the Information Certificate(s), which description includes for each such account the name of the Loan Party maintaining such account, the name, of the financial institution at which such account is maintained, the account number, and the purpose of such account. Prior to opening any Deposit Account used for Collections (as defined below) (other than a Deposit Account constituting a Restricted Account) after the Closing Date, Borrowers shall first notify Lender and not deposit any funds or securities into such account until such account is subject to a Control Agreement in favor of Lender, whereupon, Section 39 of the Information Certificate(s) shall be deemed to be updated to include such new account without the taking of any further action by any party hereto. Each Loan Party will, at its expense, establish (and revise from time to time as Lender may reasonably require) procedures acceptable to Lender, in Lender’s Permitted Discretion, for the collection of checks, wire transfers and all other proceeds of all of such Loan Party’s Accounts, and Inventory and all other Revolving Loan Priority Collateral (as defined in the Intercreditor Agreement) (collectively, “Collections”), which shall include (a) directing all Account Debtors to send all Account proceeds directly to a post office box designated by Lender either in the name of such Loan Party (but as to which Lender has a perfected first priority security interest and exclusive access) or, at Lender’s option, in the name of Lender (a “Lock Box”), and/or (b) depositing all Collections received by such Loan Party into one or more bank accounts maintained in the name of such Loan Party and subject to a Control Agreement in favor of Lender (each, a “Blocked Account”) as to which Lender shall, at its option, have exclusive access during any Cash Dominion Period. Each Loan Party agrees to execute or establish, as applicable, and to cause its depository banks and other account holders to execute or establish, as applicable, such Lock Box and Control Agreements, and in any event Control Agreements with respect to Deposit Accounts used for Collections in existence on the date hereof must be in effect by the dates required under Section 5.28, or prior to any such account being opened with respect to any such account opened after the date hereof, in each case excluding Restricted Accounts and Deposit Accounts not used for Collections. At the request of Lender, each Loan Party shall provide Lender with copies of such Loan Party’s Deposit Account and Securities Accounts statements (or online read-only access to such Loan Party’s Deposit Accounts), other than with respect to Restricted Accounts. Prior to the Closing Date, Borrowing Agent shall deliver to Lender a complete and executed authorized accounts form -11- 140690.01141/153967960v.25 regarding Borrowers’ Deposit Accounts into which the proceeds of Loans are to be disbursed in the form of Exhibit D annexed hereto. 4.2 Application of Payments. All amounts paid to or received by Lender in respect of the monetary Obligations, from whatever source (whether from any Borrower or any other Loan Party pursuant to such other Loan Party’s guaranty of the Obligations, any realization upon any Collateral, or otherwise) shall, unless otherwise directed by Borrowing Agent with respect to any particular payment (unless an Event of Default shall then be continuing, in which event Lender may disregard Borrowing Agent’s direction), be applied by Lender to the Obligations in such order as Lender may elect, and absent such election shall be applied as follows: (a) FIRST, to reimburse Lender for all out-of-pocket costs and expenses, and all indemnified losses, incurred by Lender which are reimbursable to Lender in accordance with this Agreement and/or any of the other Loan Documents, (b) SECOND, to any accrued but unpaid interest on any Protective Advances, (c) THIRD, to the outstanding principal of any Protective Advances, (d) FOURTH, to any accrued but unpaid fees owing to Lender under this Agreement and/or any other Loan Documents, (e) FIFTH, to any unpaid accrued interest on the Obligations, (f) SIXTH, to the outstanding principal of the Obligations, and, to the extent required by this Agreement, to cash collateralize the Letter of Credit Balance, and (g) SEVENTH, to the payment of any other outstanding Obligations; and after payment in full in cash of all of the outstanding monetary Obligations, any further amounts paid to or received by Lender in respect of the Obligations (so long as no monetary Obligations are outstanding) shall be paid over to Borrowers or such other Person(s) as may be legally entitled thereto. For purposes of determining the Borrowing Base, such amounts will be credited to the Loan Account and the Collateral balances to which they relate upon Lender’s receipt of an advice from Lender’s Bank that such items have been credited to Lender’s account at Lender’s Bank (or upon Lender’s deposit thereof at Lender’s Bank in the case of payments received by Lender in kind), in each case subject to final payment and collection. However, for purposes of computing interest on the Obligations, such items shall be deemed applied by Lender three Business Days after Lender’s receipt of advice of deposit thereof at Lender’s Bank. 4.3 Notification; Verification. Lender or its designee may, from time to time, whether or not a Default or Event of Default has occurred: (a)(i) prior to the occurrence of an Event of Default, verify directly with the Account Debtors of the Loan Parties (or by any reasonable manner and through any reasonable medium Lender considers advisable in the exercise of its Permitted Discretion) the validity, amount and other matters relating to the Accounts and Chattel Paper of the Loan Parties, by means of mail, telephone or otherwise, in each case, in the name of the applicable Loan Party and (ii) following the occurrence and during the continuance of an Event of Default, verify directly with the Account Debtors of the Loan Parties (or by any reasonable manner and through any reasonable medium Lender considers advisable in the exercise of its Permitted Discretion) the validity, amount and other matters relating to the Accounts and Chattel Paper of the Loan Parties, by means of mail, telephone or otherwise, in each case, in the name of Lender or such other name as Lender may choose, (b) following the occurrence and during the continuance of an Event of Default, notify Account Debtors of the Loan -12- 140690.01141/153967960v.25

Parties that Lender has a security interest in the Accounts of the Loan Parties and (c) following the occurrence and during the continuance of an Event of Default, require any Loan Party to cause all invoices and statements which it sends to Account Debtors or other third parties to be marked, in a manner satisfactory to Lender, to reflect Lender’s security interest therein and payment instructions acceptable to Lender. Lender or its designee may, from time to time, after an Event of Default has occurred and is continuing: (a) direct such Account Debtors to make payment thereof directly to Lender; such notification to be sent on the letterhead of such Loan Party and substantially in the form of Exhibit E annexed hereto; or (b) demand, collect or enforce payment of any Accounts and Chattel Paper (but without any duty to do so). Each Loan Party hereby authorizes Account Debtors, upon the occurrence and during the continuance of an Event of Default, to make payments directly to Lender in accordance with the terms hereof and to rely on notice from Lender without further inquiry. Lender may, upon the occurrence and during the continuance of an Event of Default, on behalf of each Loan Party, endorse all items of payment received by Lender that are payable to such Loan Party for the purposes described above. 4.4 Power of Attorney. Each Loan Party hereby grants to Lender an irrevocable power of attorney, coupled with an interest, authorizing and permitting Lender (acting through any of its officers, employees, attorneys or agents), at Lender’s option (and solely with respect to any actions taken by Lender under Section 4.4(a) below, in the exercise of its Permitted Discretion), but without obligation, with or without notice to such Loan Party, and at such Loan Party’s expense, to do any or all of the following, in such Loan Party’s name or otherwise: (a) (i) execute on behalf of such Loan Party any documents that Lender may deem reasonably necessary in order to perfect, protect and maintain Lender’s security interests, and priority thereof, in the Collateral (including such financing statements and continuation financing statements, and amendments or other modifications thereto, as Lender shall deem necessary or appropriate); (ii) during any Cash Dominion Period, endorse such Loan Party’s name on all checks and other forms of remittances received by Lender; (iii) receive and otherwise take control in any manner of any cash or non-cash items of payment or Proceeds of Collateral; (iv) endorse or assign to Lender on such Loan Party’s behalf any portion of Collateral evidenced by an agreement, Instrument or Document if an endorsement or assignment of any such items is not made by Borrowers pursuant to Section 3.2; and (v) during any Cash Dominion Period, receive, open and process all mail addressed to such Loan Party at any post office box/lockbox maintained by Lender for such Loan Party or at any other business premises of Lender with Collections to be promptly transferred to the Blocked Account and any mail unrelated to Collections to be promptly remitted to such Loan Party along with copies of all other mail addressed to such Loan Party and received by Lender; and (b) after the occurrence and during the continuance of an Event of Default and subject to the terms and conditions of Section 7 of this Agreement: (i) execute on behalf of such Loan Party any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or lease (as lessor or lessee) any real or personal property which is part of the Collateral or in which Lender has an interest; (ii) execute on behalf of such Loan Party any invoices relating to any Accounts, any draft against any Account Debtor, any proof of claim in bankruptcy, any notice of Lien or claim, and any assignment or satisfaction of mechanic’s, materialman’s or other Lien; (iii) except as otherwise provided in Section 4.3 hereof, execute on behalf of such Loan Party any notice to any Account Debtor; (iv) pay, contest or settle any Lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (v) grant extensions of time to pay, compromise claims relating to, and settle Accounts, Chattel Paper and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (vi) settle and adjust, and give releases of, any insurance claim that relates to any -13- 140690.01141/153967960v.25 of the Collateral and obtain payment therefor; (vii) instruct any third party having custody or control of any Collateral or books or records belonging to, or relating to, such Loan Party to give Lender the same rights of access and other rights with respect thereto as Lender has under this Agreement or any other Loan Document; (viii) change the address for delivery of such Loan Party’s mail; (ix) vote any right or interest with respect to any Investment Property; (x) instruct any Account Debtor to make all payments due to such Loan Party directly to Lender; (xi) pay any sums required on account of such Loan Party’s taxes or to secure the release of any Liens therefor; and (xii) pay any amounts necessary to obtain, or maintain in effect, any of the insurance described in Section 5.14. Any and all sums paid, and any and all costs, expenses, liabilities, obligations and reasonable attorneys’ fees incurred, by Lender with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations at such time. Each Loan Party agrees that Lender’s rights under the foregoing power of attorney and/or any of Lender’s other rights under this Agreement or the other Loan Documents shall not be construed to indicate that Lender is in control of the business, management or properties of such Loan Party. 4.5 Disputes. Each Loan Party shall promptly notify Lender of all disputes or claims relating to its Accounts and Chattel Paper, the amount of which exceeds, individually or in the aggregate $250,000. Each Loan Party agrees that it will not, without Lender’s prior written consent, compromise or settle any of its Accounts or Chattel Paper for less than the full amount thereof, grant any extension of time for payment of any of its Accounts or Chattel Paper, release (in whole or in part) any Account Debtor or other person liable for the payment of any of its Accounts or Chattel Paper or grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any of its Accounts or Chattel Paper; except (unless otherwise directed by Lender during the existence of a Default or an Event of Default) such Loan Party may take any of such actions in the ordinary course of its business consistent with past practices, provided, that Borrowers promptly report the same to Lender. 4.6 Inventory. (a) Returns. No Loan Party will accept returns of any Inventory from any Account Debtor except in the ordinary course of its business. Borrowers shall promptly notify (and in any event within three (3) Business Days) Lender of (i) all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than $1,500,000 individually or in the aggregate in any calendar year (exclusive of any of the foregoing relating to direct-to-consumer sales) and (ii) any event, fact or circumstance that causes the Inventory then held by Borrowers to be unsaleable or defective or that would otherwise subject Inventory to be subject to any product recall, including as the result of any manufacturing defect together with any information as to whether any such claims are covered by any insurance and whether any insurance carrier has accepted responsibility with respect to the same, in each case in this clause (ii), if such event, fact or circumstance involves more than $1,500,000 individually or in the aggregate in any calendar year. (b) Sale or Return, etc. No Loan Party will, except in respect of Permitted Transfers or with Lender’s prior written consent, at any time, sell any Inventory on a guaranteed sale, consignment, or other contingent basis. (c) Fair Labor Standards Act. Each Loan Party represents and warrants, and covenants that at all times, that all of the Inventory of each Loan Party has been, at all times will be, produced in all material respects in accordance with the Fair Labor Standards Act of 1938 and all rules, regulations and orders promulgated thereunder. -14- 140690.01141/153967960v.25

4.7 Access to Collateral, Books and Records. At reasonable times during business hours (and prior to the occurrence and continuance of an Event of Default, following reasonable advance notice), Lender and/or its representatives or agents shall have the right to inspect the Collateral, and the right to examine and copy each Loan Party’s books and records. Each Loan Party agrees to give Lender access to any or all of such Loan Party’s, and each of its Subsidiaries’, premises to enable Lender to conduct such inspections and examinations. Such inspections and examinations shall be at Borrowers’ expense and the charge therefor shall be $1,500 per person per day (or such higher amount as shall represent Lender’s then current standard charge, provided that Lender is making such adjustment for all similarly situated borrowers), plus documented out-of-pocket expenses; provided, that Borrowers shall only be required to reimburse Lender for up to two (2) such inspections and examinations in any Fiscal Year plus any additional inspections and examinations that are conducted during the existence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, Lender may, at Borrowers’ expense, use each Loan Party’s personnel, computer and other equipment, programs, printed output and computer readable media, supplies and premises for the collection, sale or other disposition of Collateral to the extent Lender, in its sole discretion, deems appropriate. Each Loan Party hereby irrevocably authorizes all accountants and other financial professional third parties, and so long as no Event of Default shall have occurred and be continuing upon reasonable advance notice and with a copy to such Loan Party, to disclose and deliver to Lender, at Borrowers’ expense, all financial information, books and records, work papers, management reports and other information in their possession regarding the Loan Parties. Notwithstanding any of the foregoing, in no event shall the Loan Parties be required pursuant to the terms of this Section 4.7 to allow any such Person to inspect or examine, or be required to discuss, any records, documents or other information (i) that is prohibited or limited by applicable law, rule, regulation, contract or order of or with any Governmental Authority (it being understood that if any information is withheld in reliance on clause (i) the Borrowing Agent shall advise the Lender of such fact and the Loan Parties shall, following a reasonable request from the Lender, use commercially reasonable efforts to furnish the relevant information by alternative means that would not violate any such applicable law, rule, regulation, contract or order of or with any Governmental Authority), or (ii) that is subject to attorney-client privilege. 4.8 Appraisals. Each Loan Party will permit Lender and each of its representatives or agents to conduct appraisals and valuations of the Collateral at such times and intervals as Lender may designate. Such appraisals and valuations shall be at Borrowers’ expense; provided, (a) so long as (i) no Event of Default shall be in existence, and (ii) Liquidity is greater than $20,000,00010,000,000, Borrowers shall only be required to reimburse Lender for up to one (1) appraisal and valuation in any Fiscal Year, (b) so long as (i) no Event of Default shall be in existence and (ii) Liquidity is greater than $10,000,000 and less than or equal to $20,000,000, Borrowers shall only be required to reimburse Lender for up to two (2) appraisals and valuations in any Fiscal Year, (c) so long as (i) no Event of Default shall be in existence, and (ii) Liquidity is less than or equal to $10,000,000, Borrowers shall only be required to reimburse Lender for up to threetwo (32) appraisals and valuations in any Fiscal Years, and (dc) during the existence of an Event of Default, Borrowers shall be required to reimburse Lender for all appraisals and valuations that are conducted. 5. REPRESENTATIONS, WARRANTIES AND COVENANTS. To induce Lender to enter into this Agreement, each Loan Party represents, warrants and covenants as follows (it being understood and agreed that (a) each such representation and warranty (i) will be made as of the date hereof and be deemed remade as of each date on which any Loan is made or Letter of Credit is issued (except to the extent any such representation or warranty expressly -15- 140690.01141/153967960v.25 relates only to any earlier and/or specified date, in which case such representation or warranty will be made as of such earlier and/or specified date), and (ii) shall not be affected by any knowledge of, or any investigation by, Lender, and (b) each such covenant shall continuously apply with respect to all times commencing on the date hereof and continuing until the Termination Date): 5.1 Existence and Authority. Each Loan Party is duly organized, incorporated, validly existing and in good standing under the laws of its jurisdiction of organization (which jurisdiction is identified in Section 3 of the Information Certificate(s), as may be amended) and is qualified to do business in each jurisdiction in which the operation of its business requires that it be qualified (which each such jurisdiction is identified in Section 15 of the Information Certificate(s), as may be amended), except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect. Each Loan Party will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect such Person’s valid existence and good standing in its jurisdiction of organization and, except as could not reasonably be expected to result in a Material Adverse Effect, good standing with respect to all other jurisdictions in which it is qualified to do business and any rights, franchises, permits, licenses, accreditations, authorizations, or other approvals material to their businesses. Each Loan Party has, in each case in all material respects, all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby. The execution, delivery and performance by each Loan Party of this Agreement and all of the other Loan Documents to which such Loan Party is a party have been duly authorized, do not violate such Loan Party’s Organic Documents, or, except where such violation would not reasonably be expected to cause a Material Adverse Effect, any law or any agreement or instrument or any court order which is binding upon any Loan Party or its property, do not constitute grounds for acceleration of any Indebtedness or obligation under any agreement or instrument which is binding upon any Loan Party or its property, and do not require the consent of any Person, other than any consent that has been obtained and are effective as of the Closing Date. No Loan Party is required to obtain any government approval, consent, or authorization from, or to file any declaration or statement with, any Governmental Authority in connection with or as a condition to the execution, delivery or performance of any of the Loan Documents, other than any filings or actions which have been, or prior to the time when required will have been, obtained, given, filed or taken. This Agreement and each of the other Loan Documents have been duly executed and delivered by, and are enforceable against each of the Loan Parties who have signed them, in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 18 of the Information Certificate(s), as may be amended, sets forth the ownership of Grove. Section 20 of the Information Certificate(s), as may be amended, sets forth the ownership of each of Borrowers’ Subsidiaries. 5.2 Names; Trade Names and Styles. The name of each Loan Party set forth in Section 1 of each Information Certificate(s) is its correct and complete legal name as of the date hereof, and no Loan Party has used any other name at any time in the past five years, or at any time will use any other name, in any tax filing made in any jurisdiction. Listed in Section 8 of the Information Certificate(s), as may be amended, are all prior names used by each Loan Party at any time in the past five years. As of the date hereof, listed in Section 7 of the Information Certificate(s) are all of the present and prior trade names used by any Loan Party at any time in the past five years. Borrowers shall give Lender at least thirty (30) days’ (or such lesser period agreed by Lender in writing) prior written notice (and will deliver an updated Section 8 of the Information Certificate(s) to reflect the same) before it or any other Loan Party changes its legal name or does business under any other name. -16- 140690.01141/153967960v.25

5.3 Title to Collateral; Third Party Locations; Permitted Liens. Each Loan Party has, and at all times will continue to have, good and marketable title to all of the Collateral. The Collateral now is, and at all times will remain, free and clear of any and all Liens, except for Permitted Liens. Lender now has, and will at all times continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject to Permitted Liens, and each Loan Party will at all times defend Lender and the Collateral against all claims of others. Except for warehouses as to which Borrowers shall use commercially reasonable efforts to deliver to Lender a warehouseman’s waiver in form and substance reasonably satisfactory to Lender, no Loan Party is or will at any time be a bailor of any Collateral valued in excess of $1,000,000 (other than Collateral consisting of Inventory that is perishable, returned, consigned, obsolete, not sellable, damaged, or defective, or that is comprised of demonstrative or custom inventory, works in progress, or supplies) at any warehouse or otherwise. Prior to causing or permitting any Collateral valued in excess of $1,000,000 (other than Collateral consisting of Inventory that is perishable, returned, consigned, obsolete, not sellable, damaged, or defective, or that is comprised of demonstrative or custom inventory, works in progress, or supplies) to at any time be located upon premises other than the locations listed in Sections 27-32 of the Information Certificate(s), in which any third party (including any landlord, warehouseman, or otherwise) has an interest, Borrowers shall give Lender no less than 30 days written notice thereof and the applicable Loan Party shall use commercially reasonable efforts to cause each such third party to execute and deliver to Lender, in form and substance acceptable to Lender, such waivers, collateral access agreements, and subordinations as Lender shall specify, so as to, among other things, ensure that Lender’s rights in the Collateral are, and will at all times continue to be, superior to the rights of any such third party and that Lender has access to such Collateral. Each applicable Loan Party will keep at all times in full force and effect, and will comply in all material respects at all times with all the terms of, any lease of real property where any of the Collateral now or in the future may be located. 5.4 Accounts, Chattel Paper and Inventory. (a) As of each date reported by Borrowers, all Accounts which Borrowers have then reported to Lender as then being Eligible Investment Grade Accounts or Eligible Non-Investment Grade Accounts, as the case may be, comply in all respects with the criteria for eligibility set forth in the definition of Eligible Investment Grade Accounts or Eligible Non-Investment Grade Accounts, respectively. All such Accounts and Chattel Paper are genuine and in all respects what they purport to be, arise out of a completed, bona fide and unconditional and non-contingent sale and delivery of goods or rendition of services by Borrowers in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto, and to the knowledge of the Borrowers, each Account Debtor thereunder had the capacity to contract at the time any contract or other document giving rise to such Accounts and Chattel Paper were executed, and the transactions giving rise to such Accounts and Chattel Paper comply in all material respects with all applicable laws and governmental rules and regulations. (b) As of each date reported by Borrowers, all Inventory which Borrowers have then reported to Lender as then being Eligible Inventory complies in all respects with the criteria for eligibility set forth in the definition of Eligible Inventory. 5.5 Electronic Chattel Paper. Subject to the Intercreditor Agreement, To the extent that any Loan Party obtains or maintains any Electronic Chattel Paper with an individual or aggregate value in excess of $500,000, such Loan Party shall at all times, at the request of Lender, create, store and assign the record or records comprising the Electronic Chattel Paper in such a manner that (a) a single authoritative copy of the record or records exists which is unique, identifiable and except as otherwise provided below, unalterable, (b) the authoritative copy identifies Lender as the assignee of the record or records, (c) the authoritative copy is communicated to and maintained by Lender or its designated custodian, (d) copies or revisions that add or change an identified assignee of the authoritative copy can -17- 140690.01141/153967960v.25 only be made with the participation of Lender, (e) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy and (f) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision. 5.6 Capitalization; Investment Property. (a) No Loan Party, directly or indirectly, owns, or shall at any time own, any Equity Interests of any other Person except as set forth in Sections 20 and 41 of the Information Certificate(s), as may be amended, which such Sections of the Information Certificate(s), as may be amended, list all Investment Property owned by each Loan Party, except in each case for Permitted Investments. (b) None of the Pledged Equity has been issued or otherwise transferred in violation of the Securities Act, or other applicable laws of any jurisdiction to which such issuance or transfer may be subject. (c) No Loan Party is required to be registered as an “investment company” under the Investment Company Act of 1940 or engages, as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock any “margin security” or any “margin stock” within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System (herein called “margin security” and “margin stock”). None of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry, any margin security or margin stock in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose which could constitute the transactions contemplated hereby a “purpose credit” within the meaning of said Regulations T, U or X, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Exchange Act, or any rules or regulations promulgated under such statutes. 5.7 Commercial Tort Claims. No Loan Party has any Commercial Tort Claims with a value that is reasonably likely to exceed $500,000 pending other than those listed in Section 40 of the Information Certificate(s), as may be amended, and each Loan Party shall promptly (but in any case no later than five (5) Business Days thereafter) notify Lender in writing upon incurring or otherwise obtaining a Commercial Tort Claim with a value reasonably likely to exceed $500,000 after the date hereof against any third party. Such notice shall constitute such Loan Party’s authorization to amend such Section 40 to add such Commercial Tort Claim and shall automatically be deemed to amend such Section 40 to include such Commercial Tort Claim. 5.8 Jurisdiction of Organization; Location of Collateral. Sections 14 and 27-32 of the Information Certificate(s) (as amended) set forth (a) each place of business of each Loan Party (including its chief executive office), (b) all locations where all Inventory, Equipment, and other Collateral valued in excess of $100,000 at any one location or $1,000,000 for all such locations (other than any office equipment used remotely by employees in the ordinary course of business, including laptops, cell phones and other related office equipment) owned by each Loan Party is kept, and (c) whether each such Collateral location and/or place of business (including each Loan Party’s chief executive office) is owned by a Loan Party or leased (and if leased, specifies the complete name and notice address of each lessor). No Collateral valued in excess of $100,000 at any one location or $1,000,000 for all such locations (other than any office equipment used remotely by employees in the ordinary course of business, including laptops, cell phones and other related office equipment) is located outside the United States or in the possession of any lessor, bailee, warehouseman or consignee, except as expressly indicated in Sections 27-32 of the Information Certificate(s), as may be amended. Each Loan Party will give Lender at least thirty (30) days’ prior written notice (or such lesser period agreed by Lender in writing) before changing its jurisdiction of organization, opening any additional place of business (unless such new place of -18- 140690.01141/153967960v.25 business contains less than $100,000 in Borrowers’ assets or property), changing its chief executive office or the location of its books and records. 5.9 Financial Statements and Reports; Solvency. (a) The consolidated financial statements of Holdings and its Subsidiaries delivered to Lender by or on behalf of any Loan Party pursuant to Section 5.15(a) and (b) were prepared in conformity with GAAP in all material respects and fairly reflect in all material respects the financial condition of each Loan Party and its Subsidiaries covered thereby, at the times and for the periods therein stated. (b) As of the date hereof (after giving effect to the Loans and Letters of Credit to be made or issued on the date hereof and the consummation of the transactions contemplated hereby), and as of each other day that any Loan or Letter of Credit is made or issued (after giving effect thereof), (i) the fair saleable value of all of the assets and properties of the Loan Parties, on a consolidated basis, exceeds the aggregate Indebtedness of (including contingent liabilities) the Loan Parties, on a consolidated basis, (ii) the Loan Parties, on a consolidated basis, are able to pay their debts as they come due, (iii) the Loan Parties, on a consolidated basis, do not have unreasonably small capital to carry on their business as now conducted and as proposed to be conducted, and (iv) no Loan Party has undisclosed knowledge of any Person contemplating the filing of any petition under any state, federal, or other bankruptcy or insolvency law against any Loan Party. 5.10 Tax Returns and Payments; Pension Contributions. Each Loan Party has timely filed all tax returns and reports required by applicable law, has timely paid all applicable Taxes, assessments, deposits and contributions owing by such Loan Party and will timely pay all such items in the future as they became due and payable, except (x) Taxes that are being contested in accordance with the next sentence of this Section 5.10 or (y) to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. Each Loan Party may, however, defer payment of any contested taxes; provided, that such Loan Party (a) in good faith contests its obligation to pay such Taxes by appropriate proceedings promptly and diligently instituted and conducted; (b) notifies Lender in writing of the commencement of, and any material development in, the proceedings; (c) posts bonds or takes any other commercially reasonable steps required to keep the contested taxes from becoming a Lien upon any of the Collateral and (d) maintains adequate reserves therefor in conformity with GAAP. Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable laws. Each Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter or opinion letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of each Loan Party, nothing has occurred that would prevent or cause the loss of such tax-qualified status. There are no pending or, to the best knowledge of any Loan Party or any ERISA Affiliate, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to result in liabilities individually or in the aggregate in excess of $500,000 on any Loan Party. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in liabilities individually or in the aggregate on any Loan Party in excess of $500,000. No ERISA Event has occurred, and no Loan Party or any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan, in each case that could reasonably be expected to result in liabilities individually or in the aggregate in excess of $500,000. Each Loan Party and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Pension Plan, and no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or -19- 140690.01141/153967960v.25 obtained, in each case except as could not reasonably be expected to result in liabilities individually or in the aggregate to any Loan Party or any ERISA Affiliate in excess of $500,000. As of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and no Loan Party or any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; no Loan Party or any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid, except as could not reasonably be expected to result in liabilities individually or in the aggregate to any Loan Party or ERISA Affiliate in excess of $500,000. No Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA except as could not reasonably be expected to result in liabilities individually or in the aggregate to the Loan Parties in excess of $500,000. No Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan except as could not reasonably be expected to result in liabilities individually or in the aggregate to the Loan Parties in excess of $500,000. 5.11 Compliance with Laws; Intellectual Property; Licenses. (a) Each Loan Party has complied, and will continue at all times to comply, in all material respects with all provisions of all applicable laws and regulations, including those relating to the ownership, use or operations of real or personal property, the conduct and licensing of each Loan Party’s business, the payment and withholding of Taxes, ERISA and other employee matters, and safety and environmental matters. (b) No Loan Party has received written notice of default or violation, nor is any Loan Party in default or violation, with respect to any material judgment, order, writ, injunction, decree, demand or assessment issued by any court or any federal, state, local, municipal or other Governmental Authority relating to any aspect of any Loan Party’s business, affairs, properties or assets. No Loan Party has received written notice of or been charged with, or is, to the knowledge of any Loan Party, under investigation with respect to, any violation in any material respect of any provision of any applicable law. No Loan Party or any real property owned, leased or used in the operation of the business of any Loan Party is subject to any federal, state or local investigation to determine whether any remedial action is needed to address any hazardous materials or an environmental release (as that term is defined under environmental and health and safety laws) at, on, or under any real property currently leased, owned or used by a Loan Party nor is a Loan Party liable for any environmental release identified or under investigation at, on or under any real property previously owned, leased or used by a Loan Party. No Loan Party has any contingent liability with respect to any environmental release, environmental pollution or hazardous material on any real property now or previously owned, leased or operated by it. (c) No Loan Party owns any Intellectual Property, except as set forth in Sections 34-36 of the Information Certificate(s), as may be amended. Except as set forth in Section 37 of the Information Certificate(s), as may be amended, none of the Intellectual Property owned by any Loan Party is the subject of any licensing or franchise agreement pursuant to which such Loan Party is the licensor or franchisor. Each Loan Party shall promptly (but in any event within thirty (30) days thereafter) notify Lender in writing of any additional Intellectual Property acquired or arising after the Closing Date and shall submit to Lender a supplement to Sections 34-36 of the Information Certificate(s) to reflect such additional rights (provided, that such Loan Party’s failure to do so shall not impair Lender’s security interest therein). Each Loan Party shall execute a separate security agreement granting Lender a security interest in such Intellectual Property (whether owned on the Closing Date or thereafter), in form and substance reasonably acceptable to Lender and suitable for registering such security interest in such Intellectual Property with the United States Patent and Trademark Office and/or -20- 140690.01141/153967960v.25

United States Copyright Office, as applicable (provided, that such Loan Party’s failure to do so shall not impair Lender’s security interest therein). Each Loan Party owns or has, and will at all times continue to own or have, the valid right to use all material patents, trademarks, copyrights, software, computer programs, equipment designs, network designs, equipment configurations, technology and other Intellectual Property used, marketed and sold in such Loan Party’s business, and each Loan Party is in compliance, and will continue at all times to comply, in all material respects with all licenses, user agreements and other such agreements regarding the use of Intellectual Property. No Loan Party has any knowledge that, or has received any notice claiming that, any of such Intellectual Property infringes upon or violates the rights of any other Person. (d) Each Loan Party has and will continue at all times to have, all federal, state, local and other licenses and permits required to be maintained in connection with such Loan Party’s business operations, and its ownership, use and operation of any real property, and all such licenses and permits, necessary for the operation of the business are valid and will remain and in full force and effect. Each Loan Party has, and will continue at all times to have, complied with the requirements of such licenses and permits in all material respects, and has received no written notice of any pending or threatened proceedings for the suspension, termination, revocation or limitation thereof. No Loan Party is aware of any facts or conditions that could reasonably be expected to cause or permit any of such licenses or permits to be voided, revoked or withdrawn. (e) In addition to and without limiting the generality of clause (a) above, (i) comply in all material respects with applicable provisions of ERISA and the IRC with respect to all Plans, (ii) without the prior written consent of Lender, not take any action or fail to take action the result of which could result in a Loan Party or ERISA Affiliate incurring a material liability to the PBGC or to a Multiemployer Plan (other than to pay contributions or premiums payable in the ordinary course), (iii) allow any facts or circumstances to exist with respect to one or more Plans that, in the aggregate, reasonably could be expected to result in a Material Adverse Effect, (iv) not participate in any prohibited transaction that could result in other than a de minimis civil penalty excise tax, fiduciary liability or correction obligation under ERISA or the IRC, (v) operate each Plan in such a manner that will not incur any material tax liability under the IRC (including Section 4980B of the IRC), and (vi) furnish to Lender upon Lender’s written request such additional information about any Plan for which any Loan Party or ERISA Affiliate could reasonably expect to incur any material liability. With respect to each Pension Plan (other than a Multiemployer Plan) except as could not reasonably be expected to result in liability to the Loan Parties, the Loan Parties and the ERISA Affiliates shall (y) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any Lien, all of the contribution and funding requirements of the IRC and of ERISA, and (z) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to ERISA. 5.12 Litigation. Section 50 of the Information Certificate(s), as may be amended, discloses all claims, proceedings, litigation or investigations pending or (to the best of each Loan Party’s knowledge) threatened in writing against any Loan Party as of the Closing Date. There is no claim, suit, litigation, proceeding or investigation pending or (to the best of each Loan Party’s knowledge) threatened in writing by or against or affecting any Loan Party in any court or before any Governmental Authority (or any basis therefor known to any Loan Party) which would reasonably be expected to result, either separately or in the aggregate, in liability in excess of $1,000,000 for the Loan Parties, in any Material Adverse Effect or in any material impairment in the ability of any Loan Party to carry on its business in substantially the same manner as it is now being conducted. 5.13 Use of Proceeds. All proceeds of all Loans and Letters of Credit shall be used by Borrowers solely (a) to pay the fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, (b) for Borrowers’ -21- 140690.01141/153967960v.25 working capital and general corporate purposes, including growth related initiatives, and (c) for such other purposes as specifically permitted pursuant to the terms of this Agreement. All proceeds of all Loans and Letters of Credit will be used solely for lawful business purposes. 5.14 Insurance. (a) (a) Each Loan Party will at all times carry property, liability and other insurance, with financially sound and reputable insurance companies, in such form and amounts, and with such deductibles and other provisions, as are customary for similarly situated companies engaged in the same or similar business operating in the same or similar locations, and upon Lender’s request Borrowers will provide Lender with evidence reasonably satisfactory to Lender that such insurance is, at all times, in full force and effect. A true and complete listing of such insurance as of the Closing Date, including issuers, coverages and deductibles, is set forth in Section 49 of the Information Certificate(s). Within thirty (30) days after the Closing Date (or such later date agreed by Lender in writing), each property insurance policy shall name Lender as lender loss payee and shall contain a lender’s loss payable endorsement in form reasonably acceptable to Lender, each liability insurance policy shall name Lender as an additional insured, and each business interruption insurance policy shall be collaterally assigned to Lender, all in form and substance reasonably satisfactory to Lender. All policies of insurance shall provide that they may not be cancelled or changed without at least thirty (30) days’ prior written notice to Lender (or ten (10) days in the case of cancellation for non-payment of premium), and shall otherwise be in form and substance reasonably satisfactory to Lender. Borrowers shall advise Lender promptly of any policy cancellation, non-renewal, reduction, or material amendment with respect to any insurance policies maintained by any Loan Party or any receipt by any Loan Party of any written notice from any insurance carrier regarding any intended or threatened cancellation, non-renewal, reduction or material amendment of any of such policies, and Borrowers shall promptly deliver to Lender copies of all such notices and related written documentation received by any Loan Party in connection with the same. (b) Borrowers shall deliver to Lender no later than fifteen (15) days prior to the expiration of any then current insurance policies, insurance certificates evidencing renewal of all such insurance policies required by this Section 5.14. Borrowers shall deliver to Lender, upon Lender’s request, certificates evidencing such insurance coverage in compliance with this Section 5.14 in such form as Lender shall reasonably request. If any Loan Party fails to provide Lender with a certificate of insurance or other evidence of the continuing insurance coverage required by this Agreement within the time period set forth in the first sentence of this Section 5.14(b), Lender may purchase insurance required by this Agreement at Borrowers’ expense. This insurance may, but need not, protect any Loan Party’s interests. 5.15 Financial, Collateral and Other Reporting / Notices. Each Loan Party has kept and will at all times keep materially complete and accurate records and books of account with respect to its business activities and the Collateral in which proper entries are made in accordance with GAAP reflecting all its material financial transactions. Each Loan Party will cause to be prepared and furnished to Lender, in each case in a form and in such detail as is reasonably acceptable to Lender the following items (the items to be provided under this Section 5.15 shall be delivered to Lender by posting on Passport 6.0 (or, if requested by Lender, by another form of Approved Electronic Communication or in writing)). (a) Annual Financial Statements. As and when filed with the SEC, a copy of Holdings’ 10-K, but in any event within one hundred twenty (120) days after the end of Holding’s fiscal year, audited consolidated financial statements of each Loan Party as of the end of such Fiscal Year, including balance sheet, income statement, and statement of cash flow for such Fiscal Year, in each case in accordance with GAAP, consistently applied, together with an opinion without qualification as to going concern or arising out of the scope of audit (other than as a result of this Agreement, the other -22- 140690.01141/153967960v.25

Loan Documents or the loan documents executed and delivered in connection with the Term Debt Permitted Indebtedness as more fully described in the last paragraph hereof) on the financial statements from an independent certified public accounting firm of nationally recognized standing, including any of the “Big Four” accounting firms, RSM, BDO and Grant Thornton, or any other accounting firm reasonably acceptable to Lender. Concurrently with the delivery of such financial statements, Borrowing Agent shall deliver to Lender a Compliance Certificate, indicating whether (i) Borrowers are in compliance with each of the covenants specified in Section 5.26, and setting forth a detailed calculation of such covenants, and (ii) any Default or Event of Default is then in existence; (b) Quarterly Financial Statements. As and when filed with the SEC, a copy of Holdings’ 10-Q, which shall include the consolidated results of Holdings (but no later than) within forty-five (45) days after the end of each calendar quarter, Holdings’ consolidated financial statements of each Loan Party as of the end of such fiscal quarter and of the portion of such Fiscal Year then elapsed, including balance sheet, income statement, statement of cash flow, and results of their respective operations during such fiscal quarter and the then-elapsed portion of the Fiscal Year, together with comparative figures for the same periods in the immediately preceding Fiscal Year, in each case on a consolidated basis, certified by an Authorized Officer of Borrowing Agent as prepared in accordance with GAAP and fairly presenting the consolidated financial position and results of operations (including management discussion and analysis of such results) of each Loan Party for such month and period subject only to changes from ordinary course year-end audit adjustments and except that such statements need not contain footnotes. Concurrently with the delivery of such financial statements, Borrowing Agent shall deliver to Lender a Compliance Certificate, indicating whether (i) Borrowers are in compliance with each of the covenants specified in Section 5.26, and setting forth a detailed calculation of such covenants, and (ii) any Default or Event of Default is then in existence; (c) Monthly Financial Statements. Not later than thirty (30) days after the end of each month hereafter, including the last month of each Fiscal Year, (i) the Monthly Financial Model and (ii) unaudited interim financial statements of each Loan Party as of the end of such month and of the portion of such Fiscal Year then elapsed, including balance sheet, income statement, statement of cash flow, and results of their respective operations during such month and the then-elapsed portion of the Fiscal Year, together with comparative figures for the same periods in the immediately preceding Fiscal Year, in each case on a consolidated basis, certified by an Authorized Officer of Borrowing Agent as prepared in accordance with GAAP and fairly presenting the consolidated financial position and results of operations of each Loan Party for such month and period subject only to changes from ordinary course year-end audit adjustments and except that such statements need not contain footnotes. Concurrently with the delivery of such financial statements, Borrowing Agent shall deliver to Lender a Compliance Certificate, indicating whether (i) Borrowers are in compliance with each of the covenants specified in Section 5.26, and setting forth a detailed calculation of such covenants, and (ii) any Default or Event of Default is then in existence; (d) Borrowing Base / Collateral Reports / Insurance Certificates / Information Certificate(s) / Other Items. The items described on Schedule D hereto by the respective dates set forth therein. (e) Projections, Etc. as soon as available, but in any event within sixty (60) days after the end of Borrowers’ fiscal year (or such later date agreed by Lender in writing), quarterly business projections for the following Fiscal Year for the Loan Parties on a consolidated basis, which projections shall include for each such period Borrowing Base projections, profit and loss projections, balance sheet projections, income statement projections and cash flow projections, together with appropriate supporting details and a statement of underlying assumptions used in preparing such projections; -23- 140690.01141/153967960v.25

(f) Shareholder Reports, Etc. Within five (5) days (or such later date agreed by Lender in writing) of filing, copies of any proxy statements, financial statements or reports which each Loan Party has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which any Loan Party files with the Securities and Exchange Commission or any Governmental Authority which may be substituted therefor, or any national securities exchange; (g) ERISA Reports. Copies of any annual report to be filed pursuant to the requirements of ERISA in connection with each plan subject thereto promptly upon request by Lender and in addition, each Loan Party shall promptly notify Lender upon having knowledge of any ERISA Event; and (h) Material Contracts. If any Material Contract is entered into after the Closing Date, Loan Parties will provide a copy of such Material Contract with the next scheduled Compliance Certificate to be delivered pursuant to Section 5.15(a) or (b) and will identify it as such in the Compliance Certificate; (i) Tax Returns. Upon request from Lender, each federal and state income tax return filed by any Loan Party promptly, together with such supporting documentation as is supplied to the applicable tax authority with such return and proof of payment of any amounts owing with respect to such return. (j) Notification of Certain Changes. Borrowers will promptly (and in no case later than the earlier of (x) three (3) Business Days after the occurrence of any of the following and (y) such other date that such information is required to be delivered pursuant to this Agreement or any other Loan Document) notify Lender in writing of: (i) the occurrence of any Default or Event of Default, (ii) the occurrence of any event that has had, or could reasonably be expected to have, a Material Adverse Effect, (iii) any investigation, action, suit, proceeding or claim (or any development with respect to any existing investigation, action, suit, proceeding or claim) relating to any Loan Party, any officer or director of a Loan Party, the Collateral or which could reasonably be expected to have a Material Adverse Effect, (iv) any violation or asserted violation of any applicable law (including OSHA or any environmental laws), if an adverse resolution could reasonably be expected to have a Material Adverse Effect or otherwise result in material liability to any Loan Party, and (v) any termination or written threat to terminate any Material Contract or any material amendment to or material modification of a Material Contract, or the execution of any new Material Contract by any Loan Party. In the event of each such notice under this Section 5.15(j), Borrowers shall give notice to Lender of the action or actions that each Loan Party has taken, is taking, or proposes to take with respect to the event or events giving rise to such notice obligation. (k) Yorkville Facility Information. Promptly upon receipt of notice thereof, copies of any written notice of default received by any Borrower or written notice of any intent to not make any funding requested by any Borrower under the Yorkville Facility; (l) Other Information. Promptly upon request, such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or each Loan Party’s business or financial condition or results of operations. Notwithstanding anything to the contrary contained herein, the inclusion of a going concern uncertainty emphasis of matter paragraph within the auditor’s report, including stated reasons thereof (i.e. in the auditor’s report and financial statement disclosure as to the existence of substantial doubt to continue as going concern within any of its periodic reports, or elsewhere within these periodic reports), will not in and by itself, constitute an Event of Default under Section 7.1(c) or elsewhere in the Loan Documents or constitute a Material Adverse Effect. -24- 140690.01141/153967960v.25

5.16 Litigation Cooperation. Should any third-party suit, regulatory action, or any other judicial, administrative, or similar proceeding be instituted by or against Lender with respect to any Collateral or in any manner relating to any Loan Party, this Agreement, any other Loan Document or the transactions contemplated hereby, each Loan Party shall, without expense to Lender, make available each Loan Party, such Loan Party’s officers, employees and agents, and any Loan Party’s books and records, without charge, to the extent that Lender may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding. 5.17 Maintenance of Collateral, Etc. Each Loan Party will, in each case in all material respects, maintain all of the Collateral in good working condition, ordinary wear and tear and casualty and condemnation excepted, and no Loan Party will use the Collateral for any unlawful purpose. 5.18 Material Contracts. Except as expressly disclosed in Section 53 of the Information Certificate(s), as may be amended, no Loan Party is (a) a party to any Material Contract which has had or could reasonably be expected to have a Material Adverse Effect or (b) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Material Contract. 5.19 No Default. No Default or Event of Default has occurred and is continuing. 5.20 No Material Adverse Change. Since December 31, 2021, there has been no material adverse change in the financial condition, business, prospects, operations, or properties of any Loan Party. 5.21 Full Disclosure. No written factual information delivered or made (including, in electronic form) by or on behalf of any Loan Party to Lender in connection with this Agreement or any other Loan Document (other than (i) projections and forecasts, (ii) other forward-looking information and (iii) information of a general economic or industry nature), as of the date such written factual information was furnished, contains (or at any time will contain) any untrue statement of a material fact, or omits or will at any time omit to state any material fact necessary to make any statements contained herein or therein not misleading (it being recognized by Lender that the projections and forecasts provided by Loan Parties in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results). 5.22 Sensitive Payments. No Loan Party (a) has made or will at any time make any contributions, payments or gifts to or for the private use of any governmental official, employee or agent where either the payment or the purpose of such contribution, payment or gift is illegal under the applicable laws of the United States or the jurisdiction in which made or any other applicable jurisdiction, (b) has established or maintained or will at any time establish or maintain any unrecorded fund or asset for any purpose or made any false or artificial entries on its books, (c) has made or will at any time make any payments to any Person with the intention that any part of such payment was to be used for any purpose other than that described in the documents supporting the payment, or (d) has engaged in or will at any time engage in any “trading with the enemy” or other transactions violating any rules or regulations of the Office of Foreign Assets Control or any similar applicable laws, rules or regulations. 5.23 Holdings. Holdings shall not at any time (a) engage in any business activities, (b) have any material assets, (c) have any Subsidiaries or (d) have any material liabilities, in each case, other than the following: (i) ownership of Equity Interests of Grove and any other Subsidiaries set forth in Section 20 the Information Certificate(s), as may be amended, and the exercise of rights and performance of -25- 140690.01141/153967960v.25 obligations in connection therewith, (ii) the issuance of its own Equity Interests, (iii) the maintenance of its entity existence, (iv) activities and contractual rights incidental to maintenance of its entity existence, (v) participating in administrative, legal, tax, management and accounting matters as the parent of a consolidated group of companies including the Loan Parties and their Subsidiaries, (vi) entering into and performing its obligations under the Loan Documents and the Term Debt Documents to which it is a party (including any amendments, restatements, amendments and restatements, supplements or modifications thereto, or consents in respect thereof), (vii) adoption of an option plan, equity incentive plan, employee stock purchase plan and related agreements and activities related thereto, (viii) guarantees of operating leases of its Subsidiaries, (ix) with respect to insurance policies and related contracts and agreements, or (x) activities otherwise expressly permitted to be taken by Holdings hereunder or reasonably incidental to any of the foregoing. 5.24 Term Debt Permitted Indebtedness and Subordinated Debt. (a) As of the Closing Date, Borrowers have furnished Lender true, correct and complete copies of each of the material Term Debt Documents and any Subordinated Debt Documents in existence on the Closing Date. Borrowers shall promptly furnish to Lender true, correct and complete copies of any material Term Debt Documents or material Subordinated Debt Documents entered into by the Loan Parties after the Closing Date. No portion of the Subordinated Debt is, or at any time shall be, (a) secured by any assets of any of the Loan Parties or any other Person or any Equity Interests issued by any of the Loan Parties or any other Person, or (b) guaranteed by any Person (except, in each case, to the extent expressly permitted by the Subordination Agreement). (b) Each Borrower and each other Loan Party acknowledges that Lender is entering into this Agreement and extending credit and making the Loans in reliance upon the Intercreditor Agreement and this Section 5.24. (c) The provisions of the Subordination Agreement are enforceable against each holder of the Subordinated Debt, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity. All Obligations constitute senior Indebtedness entitled to the benefits of the subordination provisions contained in the Subordinated Debt Documents and the Subordination Agreement. 5.25 Negative Covenants. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, without Lender’s prior written consent: (a) merge or consolidate with another Person, except that (i) a Loan Party may engage in a Permitted Acquisition; and (ii) a Loan Party or a Subsidiary may merge or consolidate with another Loan Party or another Subsidiary so long as (i) such Loan Party or Subsidiary shall provide Lender with ten (10) days’ prior written notice of such merger or consolidation, (ii) in connection with any merger or consolidation between a Loan Party and any of its Subsidiaries which is not a Loan Party, such Loan Party must be the surviving entity of the merger or consolidation or, if such Loan Party is not the surviving entity of the merger or consolidation, such surviving entity shall become a Loan Party pursuant to Section 3.3(a), and (iii) such Loan Party or Subsidiary shall deliver to Lender all of the relevant material agreements, documents and instruments evidencing such merger or consolidation -26- 140690.01141/153967960v.25

(b) acquire any assets except for Permitted Investments, in the ordinary course of business or as otherwise expressly permitted by this Agreement; (c) enter into any transaction outside the ordinary course of business that is not expressly permitted by this Agreement, it being understood that any issuance of Equity Interests by Holdings are within the ordinary course of business; (d) Convey, sell, lease, transfer or otherwise dispose of (collectively, a “Transfer”) any Collateral or other assets, other than the following (collectively, the “Permitted Transfers”): (i) Transfers of Inventory, goods and/or services in the ordinary course of business (including with respect to consignment arrangements with respect to such Inventory to the extent such consignment arrangements have been disclosed to the Lender); (ii) Permitted Licenses; (iii) Transfers of surplus, worn-out or obsolete equipment; (iv) uses of cash and Cash Equivalents not prohibited under this Agreement; (v) the lapse, abandonment or other Transfer to third parties that are not Affiliates of Loan Parties of Intellectual Property in the ordinary course of business that is, in the reasonable good faith judgment of the Loan Parties, immaterial to the business or no longer used or useful in the business of the Loan Parties or any Subsidiary or no longer commercially reasonable to maintain; (vi) Transfers of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment or the proceeds of such Transfer are promptly applied to the purchase price of such replacement equipment; (vii) to the extent constituting Transfers, any dividend or distribution by any Loan Party or any Subsidiary not restricted pursuant to Section 5.25(i), any Permitted Lien and any Permitted Investment; (viii) (A) any Permitted Issuance by any Loan Party of its own Equity Interests, (B) any Permitted Issuance by any Subsidiary of any Loan Party of its own Equity Interests to its equity holders, provided, however, that the proportion of such Equity Interests and of each class of such Equity Interests (both on an outstanding and fully-diluted basis) held by the Loan Parties, taken as a whole, is not less than the proportion of such Equity Interests held by the Loan Parties prior to such Permitted Issuance, except as otherwise permitted under this Agreement, (C) to the extent necessary to satisfy any applicable law in the jurisdiction of incorporation, organization or formation, as applicable, of any Subsidiary of any Loan Party, any Permitted Issuance by such Subsidiary of its own Equity Interests constituting directors’ qualifying shares or nominal holdings and (D) any Permitted Investments; (ix) so long as no Event of Default shall have occurred and be continuing or unless approved in writing by the Lender in its Permitted Discretion, Transfers of accounts receivable in connection with the collection or compromise thereof in the ordinary course of business or in any situation of a work-out or financial distress, in each case, of the Person owing such accounts receivable; (x) [reserved]; -27- 140690.01141/153967960v.25

(xi) subject to Section 1.7(b), Transfers of property subject to or resulting from casualty losses and condemnation proceedings (including in lieu thereof or any similar proceedings); (xii) (A) leases, subleases, licenses or sublicenses or terminations thereof, in each case in the ordinary course of business and which do not materially interfere with the business of the Loan Parties and their Subsidiaries, taken as a whole or (B) the termination of any lease or sublease that was identified in writing to Lender prior to the Closing Date as a lease or sublease that would be terminated after the Closing Date; (xiii) Transfers of Investments in joint ventures constituting Permitted Investments to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; and (xiv) any sale of motor vehicles and information technology equipment purchased at the end of an operating lease and resold thereafter on commercially reasonable terms. (e) make any loans to, or Investments in, any Affiliate or other Person in the form of money or other assets, other than Permitted Investments; (f) incur any Indebtedness, other than Permitted Indebtedness; (g) create, incur, assume or suffer to exist any Lien on any of the Collateral, whether now or hereafter owned, other than Permitted Liens; (h) guaranty or otherwise become liable with respect to the obligations of any Person, other than (i) the Obligations and (ii) guarantees in respect of Permitted Indebtedness; (i) pay or declare any dividends or other distributions on account of or in redemption, retirement or purchase of any Loan Party’s Equity Interests (each, a “Restricted Payment”), except: (i) Loan Parties may repurchase, redeem, acquire or otherwise retire the capital stock of current or former employees, officers, directors or other service providers (or, in each case, any of their respective affiliates, spouses, former spouses, domestic partners, former domestic partners, other immediate family members, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) pursuant to repurchase agreements and issue or make payments on promissory notes issued in accordance with clause (s) of the definition of Permitted Indebtedness in respect of such redemption, purchase or other acquisition for retirement (i) if the Board has approved such repurchase, redemption, acquisition or other retirement, (ii) if applicable, by the cancellation of Indebtedness owed by such former employees, officers, directors or other service providers to Loan Parties regardless of whether an Event of Default exists, and (iii) in an amount not to exceed $250,000 per fiscal year; (ii) dividends and distributions payable only in Equity Interests of the Loan Parties (other than Disqualified Stock); (iii)conversions of any of the Loan Parties’ convertible securities into Equity Interests of Holdings (other than Disqualified Stock) pursuant to the terms of such convertible securities or otherwise in exchange thereof and payment of cash in lieu of the issuance of fractional shares in connection with any conversion or exercise of such convertible securities; (iv) the Loan Parties and their Subsidiaries may pay withholding or similar taxes payable by any future, present, or former employee, director or officer (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributes of any of the going) in connection -28- 140690.01141/153967960v.25 with any repurchases of Equity Interests or the exercise of stock options, in each case permitted hereunder; (v) Loan Parties may distribute equity securities of Holdings to former or current employees, officers, consultants or directors on the exercise of employee issuances pursuant to Loan Parties’ stock incentive plan approved by the Board; (vi) Holdings may repurchase Equity Interests upon the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests if such Equity Interests represent all or a portion of the exercise price of such warrants, options or other securities convertible into or exchangeable for Equity Interests as part of a “cashless” exercise; (vii) Subsidiaries may pay dividends or make any other distribution or payment to Loan Parties (either directly or indirectly) or any other Subsidiary and to other equity holders on a ratable basis according to such equity holder’s Equity Interests or on a greater than ratable basis to Loan Parties; and (viii) Restricted Payments in an amount not to exceed the amount of any capital contributions or other proceeds of any issuance of Equity Interests (other than in respect of Disqualified Stock) received as cash equity by any Borrower or any Subsidiary to the extent not otherwise applied to make Investments pursuant to clause (y) of the definition of Permitted Investments. (j) pay any contingent “earn-outs” and deferred consideration incurred in connection with a Permitted Acquisition or Permitted Investment unless immediately before and after giving effect to such payment Borrowers and the other Loan Parties shall have Liquidity in an amount of not less than $10,000,000 and Excess Availability of not less than $2,500,000seven million dollars ($7,000,000); (k) dissolve or elect to dissolve (other than the liquidation or dissolution of Subsidiaries (x) that are not Loan Parties, (y) whose assets are transferred to a Borrower or another Loan Party at the time of such liquidation or dissolution or (z) who has no assets); (l) (i) engage, directly or indirectly, in a business other than the businesses which are being conducted on the date hereof or any business substantially similar thereto or reasonably related, incidental, complimentary or ancillary thereto or reasonable extensions thereof or (ii) wind up its business operations or cease substantially all, or any material portion, of its normal business operations, except as otherwise permitted in Section 5.25(k); (m) pay any principal or other amount on any Indebtedness in violation of any Subordination Agreement governing such Indebtedness; (n) enter into any material transaction with an Affiliate other than: (i) ordinary course compensatory transactions and agreements (including employment agreements and benefit plans) with officers and directors; (ii) transactions that are in the ordinary course of business of the Loan Parties and their Subsidiaries, on terms no less favorable to such Persons than would be obtained in an arm’s length transaction with a non-affiliated Person; (iii) transactions between or among the Loan Parties and their Subsidiaries that are Loan Parties; -29- 140690.01141/153967960v.25

(iv) transactions that constitute Permitted Investments, Permitted Transfers and dividends or distributions not restricted pursuant to Section 5.25(i); (v) equity financings or Subordinated Debt, as permitted hereunder; (vi) issuances of Equity Interests (other than Disqualified Stock); (vii) transactions pursuant to agreements in existence on the Closing Date as set forth on the Information Certificate(s) or any amendment thereto to the extent such amendment, taken as a whole, is not adverse to Holdings or its Subsidiaries or to the interests of the Lender in any material respect; (viii) customary director compensation and reimbursement and benefits to directors, officers, employees, members of management, manager and/or consultants of Holdings or any Subsidiary; (ix) (i) any issuance of securities or rights pursuant to stock options, stock ownership plans (including restricted stock plans), stock grants, directed share programs and other equity based incentive plans and (ii) the execution, delivery and performance of any stockholder or registration rights agreement approved by the Board to the extent not prohibited by this Agreement; (x) (i) any purchase by the Loan Parties or their Subsidiaries of Equity Interests of Holdings or any Subsidiary or any contribution by the Loan Parties to the equity capital of its Subsidiaries (whether directly or indirectly) and (ii) any payments, awards or grants in cash, securities, Equity Interests of the Loan Parties pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board; and (xi) other transactions that have been approved by a majority of the disinterested directors of such Person; (o) change its jurisdiction of incorporation, organization or formation or enter into any transaction which has the effect of changing its jurisdiction of incorporation, organization or formation, except as provided for in Section 5.8; (p) agree, consent, permit or otherwise undertake to amend or otherwise modify any of the terms or provisions of any Loan Party’s Organic Documents, except for such amendments or other modifications required by applicable law or that are not adverse to Lender, and then, only to the extent such amendments or other modifications are fully disclosed in writing to Lender no less than five (5) Business Days prior to being effectuated; (q) enter into or assume any agreement prohibiting the creation or assumption of any Lien on the Collateral to secure the Obligations upon its properties or assets, whether now owned or hereafter acquired, other than: (i) pursuant to this Agreement or the other Loan Documents; (ii) any leases, subleases, licenses, sublicenses or similar contracts as they affect any property or Lien subject to a lease, sublease, license, sublicense or similar contract; (iii)any written contract or agreement creating Permitted Liens (but only to the extent related to the property on which such Liens were created); -30- 140690.01141/153967960v.25

(iv) customary non-assignment provisions in contracts and leases entered into in the ordinary course of business (but solely to the extent affecting the rights under such contracts and leases and not the assets of the Loan Parties generally); and (v) restrictions on cash or other deposits or net worth imposed by any Person under contracts entered into in the ordinary course of business. (r) [reserved]; (s) agree, consent, permit or otherwise undertake to amend or otherwise modify any of the terms or provisions of Term Debt Loan Agreement or Subordinated Debt Documents in violation of the Intercreditor Agreement or the applicable Subordination Agreement; or (t) (i) divide or enter into any plan of division pursuant to section 18-217 of the Delaware Limited Liability Company Act or any similar stature or provision under any applicable law or otherwise, (ii) dispose of any property through a plan of division under the Delaware Limited Liability Company Act or any comparable transaction under any similar law or (iii) make any payment or distribution pursuant to a plan of division under the Delaware Limited Liability Company Act or any comparable transaction under any similar law. 5.26 Financial Covenants[Reserved]. Each Loan Party shall at all times comply with the Financial Covenants described on Schedule E. . 5.27 Employee and Labor Matters. Except as would not reasonably be expected to result in a Material Adverse Effect, there is (a) no unfair labor practice complaint pending or, to the knowledge of any Borrower, threatened against any Loan Party or its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party or its Subsidiaries which arises out of or under any collective bargaining agreement and that could reasonably be expected to result in a material liability, (b) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened in writing against any Loan Party or its Subsidiaries that could reasonably be expected to result in a material liability, or (c) to the knowledge of any Borrower, after due inquiry, no union representation question existing with respect to the employees of any Loan Party or its Subsidiaries and no union organizing activity taking place with respect to any of the employees of any Loan Party or its Subsidiaries. None of any Loan Party or its Subsidiaries has incurred any material liability or obligation under the Worker Adjustment and Retraining Notification Act or similar state law, which remains unpaid or unsatisfied. The hours worked and payments made to employees of each Loan Party and its Subsidiaries have not been in material violation of the Fair Labor Standards Act or any other applicable legal requirements. All material payments due from any Loan Party or its Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of Borrowers, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a material liability. 5.28 Post-Closing Matters. Loan Parties shall execute and deliver the documents and take such actions (or cause such actions to be taken by other Persons) as are set forth in the section labeled “Post Closing Deliverables and Covenants” on Exhibit B, in each case, on or prior to the deadlines specified on Exhibit B (or such later dates as Lender may agree in its sole discretion). -31- 140690.01141/153967960v.25

6. LIMITATION OF LIABILITY AND INDEMNITY. 6.1 Limitation of Liability. In no circumstance will any Lender, any Participant, any of their respective successors and assigns, any of their respective Affiliates, or any of their respective directors, officers, employees, attorneys or agents be liable for lost profits or other special, punitive, or consequential damages. Notwithstanding any provision in this Agreement to the contrary, this Section 6.1 shall remain operative even after the Termination Date. 6.2 Indemnity/Currency Indemnity. (a) Each Loan Party hereby agrees to indemnify Lender, any Participant, any of their respective successors and assigns, any of their respective Affiliates, or any of their respective directors, officers, employees, attorneys or agents (the “Released Parties”) and hold them harmless from and against any and all claims, debts, liabilities, losses, demands, obligations, actions, causes of action, fines, penalties, costs and expenses (including attorneys’ fees and consultants’ fees), of every nature, character and description (including, without limitation, natural resources damages, property damage and claims for personal injury), which the Released Parties may sustain or incur based upon or arising out of any of the transactions contemplated by this Agreement or any other Loan Documents or any of the Obligations, including any transactions or occurrences relating to the issuance of any Letter of Credit, any Collateral relating thereto, any drafts thereunder and any errors or omissions relating thereto (including, without limitation, any loss or claim due to any action or inaction taken by the issuer of any Letter of Credit or Lender) (and for this purpose any charges to Lender by any issuer of Letters of Credit shall be conclusive as to their appropriateness and may be charged to the Loan Account), or any other matter, including any breach of any covenant or representation or warranty relating to any environmental and health and safety laws or an environmental release, cause or thing whatsoever occurred, done, omitted or suffered to be done by Lender relating to any Loan Party or the Obligations (except any such amounts sustained or incurred solely as the result of the gross negligence or willful misconduct of such Released Parties, as finally determined by a court of competent jurisdiction). Notwithstanding any provision in this Agreement to the contrary, this Section 6.2 shall remain operative even after the Termination Date and shall survive the payment in full of all of the Obligations. This Section 6.2 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (b) If, for the purposes of obtaining or enforcing judgment in any court in any jurisdiction with respect to this Agreement or any Loan Document, it becomes necessary to convert into the currency of such jurisdiction (the “Judgment Currency”) any amount due under this Agreement or under any Loan Document in any currency other than the Judgment Currency (the “Currency Due”) (or for the purposes of Section 1.7(d)), then, to the extent permitted by applicable law, conversion shall be made at the exchange rate reasonably selected by Lender on the Business Day before the day on which judgment is given (or for the purposes of Section 1.7(d), on the Business Day on which the payment was received by the Lender). In the event that there is a change in such exchange rate between the Business Day before the day on which the judgment is given and the date of receipt by the Lender of the amount due, each Loan Party shall to the extent permitted by applicable law, on the date of receipt by Lender, pay such additional amounts, if any, or be entitled to receive reimbursement of such amount, if any as may be necessary to ensure that the amount received by Lender on such date is the amount in the Judgment Currency which (when converted at such exchange rate on the date of receipt by Lender in accordance with normal banking procedures in the relevant jurisdiction) is the amount then due under this Agreement or such Loan Document in the Currency Due. If the amount of the Currency Due (including any Currency Due for purposes of Section 1.7(c)) which the Lender is so able to purchase is less than the amount of the Currency Due (including any Currency Due for purposes of Section 1.7(c)) originally due to it, each Loan Party shall to the extent permitted by applicable law jointly and severally -32- 140690.01141/153967960v.25 indemnify and save Lender harmless from and against loss or damage arising as a result of such deficiency. 7. EVENTS OF DEFAULT AND REMEDIES. 7.1 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default”: (a) if any warranty, representation, statement, report or certificate made or delivered to Lender by or on behalf of any Loan Party is untrue or misleading in any material respect when made or deemed made; (b) if any Loan Party fails to pay Lender, (i) when due, any principal (including any repayment required pursuant to Section 1.7(a)) or interest payment required under this Agreement or any other Loan Document, or (ii) within three (3) Business Days when due, any other monetary Obligation; (c) (1) if any Loan Party defaults in the due observance or performance of any covenant, condition or agreement contained in Section 4.1, 4.6, 4.7, 4.8, 5.2, 5.3, 5.13, 5.14, 5.15, 5.17, 5.24, 5.25, 5.26 or 5.28 of this Agreement; or (2) if any Loan Party defaults in the due observance or performance of any covenant, condition or agreement contained in any provision of this Agreement or any other Loan Document and not addressed in clauses Sections 7.1(a), (b) or (c)(1), and the continuance of such default unremedied for a period of fifteen (15) Business Days; provided, that such fifteen (15) Business Day grace period shall not be available for any default that is not reasonably capable of being cured within such period or for any intentional default; (d) if one or more judgments aggregating in excess of $1,000,000 (to the extent not covered by insurance where the insurance company has not denied responsibility in writing for such judgment) is obtained against any Loan Party which remains unstayed for more than thirty (30) days or is enforced; (e) any default under the Term Debt Documents or with respect to any other Indebtedness (other than the Obligations) of any Loan Party in an aggregate outstanding principal amount in excess of $1,000,000 if (i) such default shall consist of the failure to pay such Indebtedness when due, whether by acceleration or otherwise, or (ii) in each case, the effect of such default is to permit the holder, with or without notice or lapse of time or both, to accelerate the maturity of any such Indebtedness or to cause such Indebtedness to become due prior to the stated maturity thereof (without regard to the existence of any subordination or intercreditor agreements); provided, however, that the Event of Default under this Section 7.1(e) caused by the occurrence of a default under such other agreement shall be automatically cured or waived for purposes of this Agreement upon Lender receiving written notice from the party asserting such default of such cure or waiver of the default under such other agreement, if at the time of such cure or waiver under such other agreement (x) Lender has not declared an Event of Default under this Agreement and/or exercised any rights with respect thereto; (y) any such cure or waiver does not result in an Event of Default under any other provision of this Agreement or any Loan Documents (other than those which have been cured or waived by Lender in writing); and (z) in connection with any such cure or waiver under such other agreement, the terms of any agreement with such third party are not modified or amended in any manner which could in the good faith business judgment of Lender be materially less advantageous to Borrowers; (f) [reserved]; -33- 140690.01141/153967960v.25

(g) if any Loan Party shall apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its properties, admit in writing its inability to pay its debts as they mature, make a general assignment for the benefit of creditors, be adjudicated a bankrupt or insolvent or be the subject of an order for relief under the Bankruptcy Code or under any bankruptcy or insolvency law of a foreign jurisdiction, or file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing; (h) the commencement of an involuntary case or other proceeding against any Loan Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar applicable law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property and the same is not dismissed within sixty (60) days, or if an order for relief is entered against any Loan Party under any bankruptcy insolvency or other similar applicable law as now or hereafter in effect; (i) the actual or attempted revocation or termination of, or limitation or denial of liability under, any guaranty of any of the Obligations, or any security document securing any of the Obligations, by any Loan Party in writing; (j) if any Loan Party makes any payment on account of any Indebtedness or obligation which has been contractually subordinated to the Obligations other than payments which are not prohibited by the applicable subordination provisions pertaining thereto, or if any Person who has subordinated such Indebtedness or obligations attempts to limit or terminate any applicable subordination provisions pertaining thereto; (k) if there is any actual indictment or conviction of any Borrower, or any Guarantor under any criminal statute in each case related to a felony committed in the direct conduct of any Borrower’s, or such Guarantor’s business, as applicable, and the indictment remains unquashed or such legal process remains undismissed for a period of fifteen (15) days or more, unless the Lender, in its reasonable discretion, determines that the indictment is not material; (l) if (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such “person” or “group” and its subsidiaries and any person or entity acting in its capacity as a trustee, agent or other fiduciary or administrator of any such plan), other than the Permitted Holders, becomes the owner, directly or indirectly, of the voting equity interests representing more than the greater of (A) thirty-five percent (35%) of the voting power of voting equity interests of Holdings or (B) the percentage of the voting power of the voting equity interests of Holdings held by the Permitted Holders, unless the Permitted Holders have, at such time, the right or ability by voting power, contract or otherwise, to elect or designate for election at least a majority of the board of Holdings, (b) during any period of 12 consecutive months, a majority of the members of the board of directors of any Loan Party cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board, or (iii) whose election or nomination to that board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board, (c) any merger, consolidation or sale of substantially all of the property or assets of any Loan Party which a Loan Party or a Successor Borrower is not the surviving entity; provided, that the sale by Holdings of any Equity Interests of Grove shall be deemed a sale of substantially all of Holdings’ assets, (d) Holdings shall cease to directly own and control 100% of each class of the outstanding Equity -34- 140690.01141/153967960v.25

Interests of each other Borrower, or (e) any Borrower shall cease to, directly or indirectly, own and control 100% of each class of the outstanding Equity Interests of each Guarantor. For purposes of this definition, “control of Borrower” shall mean the power, direct or indirect (x) to vote more than fifty percent 50% of the Equity Interests having ordinary voting power for the election of directors (or the individuals performing similar functions) of any Borrower or (y) to direct or cause the direction of the management and policies of any Borrower by contract or otherwise; (m) if John Replogle ceases to serve as the Chairman of the Board of Holdings, including by death or incapacity, and such Board has not appointed a successor within ninety (90) days thereafter; (n) [reserved]; (o) if any of the Loan Documents or any portion thereof shall in any material respect cease to be in full force and effect (other than as a result of the discharge thereof in accordance with the terms thereof, by written agreement of all parties thereto or as a result of acts or omissions by Lender); (p) [reserved]; (q) (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party or any ERISA Affiliate under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $500,000, (ii) the existence of any Lien under Section 430(k) or Section 6321 of the Code or Section 303(k) or Section 4068 of ERISA on any assets of a Loan Party or any ERISA Affiliate, or (iii) a Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $500,000; (r) If (i) any Loan Party is enjoined, restrained or in any way prevented by any Governmental Authority from conducting any material part of its business, (ii) any Loan Party suffers the loss, revocation or termination of any material license, permit, lease or agreement necessary to its business, or (iii) there is a cessation of any material part of any Loan Party’s business for a material period of time; (s) any receipt by Holdings of notice of the initiation by the NYSE of delisting procedures with respect to the Class A Common Stock of Holdings following any applicable notice and cure periods provided by the NYSE; (t) (i) an default or event of default has occurred under any Subordinated Debt Documents which shall not have been cured or waived within any applicable grace period; (ii) termination or breach of the Intercreditor Agreement or any Subordination Agreement by Borrowers, (iii) the attempt by any Borrower to terminate or challenge in writing the validity of its obligations under the Intercreditor Agreement or any Subordination Agreement or (iv) the Intercreditor Agreement or any Subordination Agreement ceases to be enforceable; or (u) if there occurs any circumstance or circumstances that could reasonably be expected to have a Material Adverse Effect. 7.2 Remedies with Respect to Lending Commitments/Acceleration/Etc. Upon the occurrence and during the continuance of an Event of Default Lender may, in Lender’s sole discretion (a) terminate all or any portion of its commitment to lend to or extend credit to Borrowers under this Agreement and/or any other Loan Document, without prior notice to any Loan Party, and/or (b) demand payment in full of all or any portion of the Obligations (whether or not payable on demand prior to such -35- 140690.01141/153967960v.25

Event of Default), together with the Early Payment/Termination Premium in the amount specified in the Fee Letter, if any, and demand that the Letters of Credit be cash collateralized in the manner described in Section 1.7(c) and/or (c) take any and all other and further actions and avail itself of any and all rights and remedies available to Lender under this Agreement, any other Loan Document, under law and/or in equity. Notwithstanding the foregoing sentence, upon the occurrence of any Event of Default described in Section 7.1(g) or Section 7.1(h), without notice, demand or other action by Lender all of the Obligations (including without limitation the Early Payment/Termination Premium in the amount specified in the Fee Letter) shall immediately become due and payable whether or not payable on demand prior to such Event of Default. 7.3 Remedies with Respect to Collateral. Without limiting any rights or remedies Lender may have pursuant to this Agreement, the other Loan Documents, under applicable law or otherwise, upon the occurrence and during the continuance of an Event of Default: (a) Any and All Remedies. Lender may take any and all actions and avail itself of any and all rights and remedies available to Lender under this Agreement, any other Loan Document, under law or in equity, and the rights and remedies herein and therein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law or otherwise. (b) Collections; Modifications of Terms. Lender may but shall be under no obligation to (i) notify all appropriate parties that the Collateral, or any part thereof, has been assigned to Lender; (ii) demand, sue for, collect and give receipts for and take all necessary or desirable steps to collect any Collateral or Proceeds in its or any Loan Party’s name, and apply any such collections against the Obligations as Lender may elect; (iii) take control of any Collateral and any cash and non-cash Proceeds of any Collateral; (iv) enforce, compromise, extend, renew settle or discharge any rights or benefits of each Loan Party with respect to or in and to any Collateral, or deal with the Collateral as Lender may deem advisable; and (v) make any compromises, exchanges, substitutions or surrenders of Collateral Lender deems necessary or proper in its reasonable discretion, including extending the time of payment, permitting payment in installments, or otherwise modifying the terms or rights relating to any of the Collateral, all of which may be effected without notice to, consent of, or any other action of any Loan Party and without otherwise discharging or affecting the Obligations, the Collateral or the security interests granted to Lender under this Agreement or any other Loan Document. (c) Insurance. Lender may file proofs of loss and claim with respect to any of the Collateral with the appropriate insurer, and may endorse in its own and each Loan Party’s name any checks or drafts constituting Proceeds of insurance. Any Proceeds of insurance received by Lender may be applied by Lender against payment of all or any portion of the Obligations as Lender may elect in its reasonable discretion. (d) Possession and Assembly of Collateral. Lender may take possession of the Collateral and/or without removal render each Loan Party’s Equipment unusable. Upon Lender’s request and subject to the Intercreditor Agreement, each Loan Party shall assemble the Collateral and make it available to Lender at a place or places to be designated by Lender. (e) Set-off. Lender may and without any notice to, consent of or any other action by any Loan Party (such notice, consent or other action being expressly waived), set-off or apply (i) any and all deposits (general or special, time or demand, provisional or final) at any time held by or for the account of Lender or any Affiliate of Lender, and/or (ii) any Indebtedness at any time owing by Lender or any Affiliate of Lender or any Participant in the Loans to or for the credit or the account of any Loan Party, to the repayment of the Obligations irrespective of whether any demand for payment of the Obligations has been made. -36- 140690.01141/153967960v.25

(f) Disposition of Collateral. (i) Sale, Lease, etc. of Collateral. Lender may, without demand, advertising or notice, all of which each Loan Party hereby waives (except as the same may be required by the UCC or other applicable law and is not waivable under the UCC or such other applicable law), at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, at such prices and upon such terms as determined by Lender (provided such price and terms are commercially reasonable within the meaning of the UCC to the extent such sale or other disposition is subject to the UCC requirements that such sale or other disposition must be commercially reasonable) (A) sell, lease, license or otherwise dispose of any and all Collateral, and/or (B) deliver and grant options to a third party to purchase, lease, license or otherwise dispose of any and all Collateral. Lender may sell, lease, license or otherwise dispose of any Collateral in its then-present condition or following any preparation or processing deemed necessary by Lender in its reasonable discretion. Lender may be the purchaser at any such public or private sale or other disposition of Collateral, and in such case Lender may make payment of all or any portion of the purchase price therefor by the application of all or any portion of the Obligations due to Lender to the purchase price payable in connection with such sale or disposition. Lender may, if it deems it reasonable, postpone or adjourn any sale or other disposition of any Collateral from time to time by an announcement at the time and place of the sale or disposition to be so postponed or adjourned without being required to give a new notice of sale or disposition; provided, however, that Lender shall provide the applicable Loan Party with written notice of the time and place of such postponed or adjourned sale or disposition. Each Loan Party hereby acknowledges and agrees that Lender’s compliance with any requirements of applicable law in connection with a sale, lease, license or other disposition of Collateral will not be considered to adversely affect the commercial reasonableness of any sale, lease, license or other disposition of such Collateral. (ii) Deficiency. Each Loan Party shall remain liable for all amounts of the Obligations remaining unpaid as a result of any deficiency of the Proceeds of the sale, lease, license or other disposition of Collateral after such Proceeds are applied to the Obligations as provided in this Agreement. (iii)Warranties; Sales on Credit. Lender may sell, lease, license or otherwise dispose of the Collateral without giving any warranties and may specifically disclaim any and all warranties, including but not limited to warranties of title, possession, merchantability and fitness. Each Loan Party hereby acknowledges and agrees that Lender’s disclaimer of any and all warranties in connection with a sale, lease, license or other disposition of Collateral will not be considered to adversely affect the commercial reasonableness of any such disposition of the Collateral. If Lender sells, leases, licenses or otherwise disposes of any of the Collateral on credit, Borrowers will be credited only with payments actually made in cash by the recipient of such Collateral and received by Lender and applied to the Obligations. If any Person fails to pay for Collateral acquired pursuant to this Section 7.3(f) on credit, Lender may re-offer the Collateral for sale, lease, license or other disposition. (g) [Reserved]. (h) Election of Remedies. Lender shall have the right in Lender’s sole discretion to determine which rights, security, Liens and/or remedies Lender may at any time pursue, foreclose upon, relinquish, subordinate, modify or take any other action with respect to, without in any way impairing, modifying or affecting any of Lender’s other rights, security, Liens or remedies with respect to such Collateral, or any of Lender’s rights or remedies under this Agreement or any other Loan Document. (i) Lender’s Obligations. Each Loan Party agrees that Lender shall not have any obligation to preserve rights to any Collateral against prior parties or to marshal any Collateral of any kind for the benefit of any other creditor of any Loan Party or any other Person. Lender shall not be -37- 140690.01141/153967960v.25 responsible to any Loan Party or any other Person for loss or damage resulting from Lender’s failure to enforce its Liens or collect any Collateral or Proceeds or any monies due or to become due under the Obligations or any other liability or obligation of any Loan Party to Lender. (j) Waiver of Rights by Loan Parties. Except as otherwise expressly provided for in this Agreement, to the extent permitted by applicable law, each Loan Party waives: (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which any Loan Party may in any way be liable, and hereby ratifies and confirms whatever Lender may do in this regard, (ii) all rights to notice and a hearing prior to Lender’s taking possession or control of, or to Lender’s replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of its remedies and (iii) the benefit of all valuation, appraisal, marshalling and exemption laws. 8. LOAN GUARANTY. 8.1 Guaranty. Each Guarantor hereby agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to Lender, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, all of the Obligations of each other Loan Party and all reasonable and documented out-of-pocket costs and expenses paid or incurred by Lender in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, any Borrower, any Guarantor of all or any part of the Obligations (and such costs and expenses paid or incurred shall be deemed to be included in the Obligations). Each Guarantor further agrees that the Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any branch or Affiliate of Lender that extended any portion of the Obligations. 8.2 Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Guarantor waives, to the extent permitted by applicable law, any right to require Lender to sue or otherwise take action against any Borrower, any other Guarantor, or any other Person obligated for all or any part of the Obligations, or otherwise to enforce its payment against any Collateral securing all or any part of the Obligations. 8.3 No Discharge or Diminishment of Loan Guaranty. (a) Except as otherwise expressly provided for herein, the obligations of each Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the occurrence of the Termination Date), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Borrower or any other Guarantor; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower or any other Guarantor, or their assets or any resulting release or discharge of any obligation of any Borrower or any other Guarantor; or (iv) the existence of any claim, setoff or other rights which any Guarantor may have at any time against any Borrower, any other Guarantor, Lender, or any other Person, whether in connection herewith or in any unrelated transactions. (b) The obligations of each Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Obligations or otherwise, or any provision of applicable law or regulation -38- 140690.01141/153967960v.25 purporting to prohibit payment by any Borrower or any other Guarantor, of the Obligations or any part thereof. (c) Further, the obligations of any Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Obligations; (iii) any release, non-perfection, or invalidity of any indirect or direct security for all or any part of the Obligations or all or any part of any obligations of any Guarantor; (iv) any action or failure to act by Lender with respect to any Collateral; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the occurrence of the Termination Date). 8.4 Defenses Waived. To the fullest extent permitted by applicable law, each Guarantor hereby waives any defense based on or arising out of any defense of any Guarantor or the unenforceability of all or any part of the Obligations from any cause, or the cessation from any cause of the liability of any Guarantor, other than the defense that the Termination Date has occurred. Without limiting the generality of the foregoing, each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Borrower, or any other Person. Each Guarantor confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder. Lender may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any Collateral, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other Guarantor or exercise any other right or remedy available to it against any Borrower or any other Guarantor, without affecting or impairing in any way the liability of any Guarantor under this Loan Guaranty except to the extent the Termination Date has occurred. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any Borrower or any other Guarantor or any security. 8.5 Rights of Subrogation. No Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification that it has against any Borrower or any other Guarantor, or any Collateral, until the Termination Date. 8.6 Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of any Borrower or any other Person, or otherwise, each Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not Lender is in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Obligations shall nonetheless be payable by the Loan Parties forthwith on demand by Lender. This Section 8.6 shall remain operative even after the Termination Date. 8.7 Information. Each Guarantor assumes all responsibility for being and keeping itself informed of Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that each Guarantor -39- 140690.01141/153967960v.25 assumes and incurs under this Loan Guaranty, and agrees that Lender shall not have any duty to advise any Guarantor of information known to it regarding those circumstances or risks. 8.8 Termination. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Loan Guaranty as to future Obligations. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Lender, (b) no such revocation shall apply to any Obligations in existence on the date of receipt by Lender of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lender, (d) no payment by any Borrower, any other Guarantor, or from any other source, prior to the date of Lender’s receipt of written notice of such revocation shall reduce the maximum obligation of any Guarantor hereunder, and (e) any payment, by any Borrower or from any source other than a Guarantor which has made such a revocation, made subsequent to the date of such revocation, shall first be applied to that portion of the Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of any Guarantor hereunder. 8.9 Maximum Liability. The provisions of this Loan Guaranty are severable, and in any action or proceeding involving any federal or state corporate law or other law governing business entities, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Loan Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Guarantor’s liability under this Loan Guaranty, then, notwithstanding any other provision of this Loan Guaranty to the contrary, the amount of such liability shall, without any further action by the Loan Parties or Lender, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Guarantor’s “Maximum Liability”). This Section with respect to the Maximum Liability of each Guarantor is intended solely to preserve the rights of Lender to the maximum extent not subject to avoidance under applicable law, and no Guarantor nor any other Person shall have any right or claim under this Section with respect to such Maximum Liability, except to the extent necessary so that the obligations of any Guarantor hereunder shall not be rendered voidable under applicable law. Each Guarantor agrees that the Obligations may at any time and from time to time exceed the Maximum Liability of each Guarantor without impairing this Loan Guaranty or affecting the rights and remedies of Lender hereunder, provided, that, nothing in this sentence shall be construed to increase any Guarantor’s obligations hereunder beyond its Maximum Liability. 8.10 Contribution. In the event any Guarantor shall make any payment or payments under this Loan Guaranty or shall suffer any loss as a result of any realization upon any collateral granted by it to secure its obligations under this Loan Guaranty (such Guarantor a “Paying Guarantor”), each other Guarantor (each a “Non-Paying Guarantor”) shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor’s “Applicable Percentage” of such payment or payments made, or losses suffered, by such Paying Guarantor. For purposes of this Section 8.10, each Non-Paying Guarantor’s “Applicable Percentage” with respect to any such payment or loss by a Paying Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (a) such Non-Paying Guarantor’s Maximum Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) or, if such Non-Paying Guarantor’s Maximum Liability has not been determined, the aggregate amount of all monies received by such Non-Paying Guarantor from Borrowers after the date hereof (whether by loan, capital infusion or by other means) to (b) the aggregate Maximum Liability of all Loan Parties hereunder (including such Paying Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution -40- 140690.01141/153967960v.25 hereunder), or to the extent that a Maximum Liability has not been determined for any Guarantor, the aggregate amount of all monies received by such Loan Parties from Borrowers after the date hereof (whether by loan, capital infusion or by other means). Nothing in this provision shall affect any Guarantor’s several liability for the entire amount of the Obligations (up to such Guarantor’s Maximum Liability). Each of the Loan Parties covenants and agrees that its right to receive any contribution under this Loan Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to the payment in full in cash of all of the Obligations. This provision is for the benefit of Lender and the Loan Parties and may be enforced by any one, or more, or all of them in accordance with the terms hereof. 8.11 Liability Cumulative. The liability of each Guarantor under this Section 8 is in addition to and shall be cumulative with all liabilities of each Guarantor to Lender under this Agreement and the other Loan Documents to which such Guarantor is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary. 9. PAYMENTS FREE OF TAXES; OBLIGATION TO WITHHOLD; PAYMENTS ON ACCOUNT OF TAXES. 9.1 Taxes. (a) Any and all payments by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document shall to the extent permitted by applicable laws be made free and clear of and without reduction or withholding for any Taxes, except as required by applicable law. If, however, applicable laws require the Loan Parties to withhold or deduct any Tax (as determined in the good faith discretion of the applicable Loan Party), such Tax shall be withheld or deducted in accordance with such laws as the case may be, upon the basis of the information and documentation to be delivered pursuant to clause (e) below. (b) If any Loan Party shall be required by applicable law to withhold or deduct any Taxes from any payment, then (i) such Loan Party shall withhold or make such deductions as are required based upon the information and documentation it has received pursuant to clause (e) below, (ii) such Loan Party shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the applicable law, and (iii) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the Loan Parties shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. Upon request by Lender, Borrowers shall deliver to Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment of Indemnified Taxes, a copy of any return required by applicable law to report such payment or other evidence of such payment reasonably satisfactory to Lender. (c) Without limiting the provisions of subsections (a) and (b) above, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (d) Without limiting the provisions of subsections (a) through (c) above, each Loan Party shall, and does hereby, on a joint and several basis indemnify Lender and each other Recipient (and their respective directors, officers, employees, affiliates and agents) and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes and Other Taxes (including Indemnified Taxes and Other Taxes imposed or asserted on or attributable to -41- 140690.01141/153967960v.25 amounts payable under this Section) paid or incurred by Lender or any other Recipient on account of, or in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of any such payment or liability delivered to Borrowers shall be conclusive absent manifest error. Notwithstanding any provision in this Agreement to the contrary, this Section 9.1 shall remain operative even after the Termination Date. (e) If Lender or any Participant is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document, Lender shall deliver to Borrowers and each such Participant shall deliver to Lender granting the participation, at the time or times prescribed by applicable laws or reasonably requested by the Borrowers or Lender granting the participation, such properly completed and executed documentation as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, Lender shall deliver to Borrowers and each Participant shall deliver to Lender granting the participation, at the time or times prescribed by applicable laws or reasonably requested by the Borrowers or the Lender granting the participation, such properly completed and executed documentation prescribed by applicable laws or by the taxing authorities of any jurisdiction or such other reasonably requested information as will enable Borrowers or Lender granting the participation, as the case may be, to determine (i) whether or not payments made hereunder or under any other Loan Document are subject to Taxes (including backup withholding) or information reporting requirements, (ii) if applicable, the required rate of withholding or deduction, and (iii) such Lender’s or Participant’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by the Loan Parties pursuant to this Agreement or otherwise to establish such Lender’s or Participant’s status for withholding tax purposes in the applicable jurisdiction. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 9.1(e)(i), (ii) or (iii)) shall not be required if in the Lender’s or Participant’s reasonable judgment such completion, execution or submission would subject such Lender or Participant to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender or Participant. Without limiting the generality of the foregoing, if a Borrower is resident for tax purposes in the United States: (i) Any Lender (or Participant) that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to Borrowers (or Lender granting a participation as applicable) on or about the date on which Lender becomes a lender (or such Participant is granted a participation) under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or Lender granting such participation), executed copies of Internal Revenue Service Form W-9 (or any successor form), certifying that Lender (or such Participant) is exempt from U.S. federal backup withholding tax; (ii) Any Lender (or Participant) that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (a “Non-U.S. Recipient”) shall deliver to Borrowers (and Lender granting a participation in case the Non-U.S. Recipient is a Participant) on or prior to the date on which such Non-U.S. Recipient becomes a lender (or such Participant is granted a participation) under this Agreement (and from time to time thereafter upon the reasonable request of Borrowers or Lender granting such participation but only if such Non-U.S. Recipient is legally entitled to do so), whichever of the following is applicable: (A) executed copies of Internal Revenue Service Form W-8BEN (or any successor form) or Form W-8BEN-E (or any successor form) claiming eligibility for benefits of an income tax treaty to which the United States is a party; (B) executed copies of Internal Revenue Service Form W-8ECI (or any successor form); (C) to the extent a Non-U.S. Recipient is not the beneficial -42- 140690.01141/153967960v.25 owner, executed copies of Internal Revenue Service Form W-8IMY (or any successor form) and all required supporting documentation; (D) each Non-U.S. Recipient claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, shall provide (x) a certificate to the effect that such Non-U.S. Recipient is not (I) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (II) a “10 percent shareholder” of the Borrowers within the meaning of section 881(c)(3)(B) of the Code, or (III) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) executed copies of Internal Revenue Service Form W-8BEN (or any successor form) or Form W-8BEN-E (or any successor form); and/or (E) executed copies of any other form prescribed by applicable law (including FATCA) as a basis for claiming exemption from or a reduction in United States Federal withholding tax together with such supplementary documentation as may be prescribed by applicable law to permit Borrowers or any Lender granting a participation, to determine the withholding or deduction required to be made; (iii) If a payment made to Lender (or Participant) under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if Lender (or such Participant) were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), Lender (or such Participant) shall deliver to the Borrowers and Lender granting such participation at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or Lender granting such participation such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or Lender granting such participation as may be necessary for the Borrowers and Lender granting such participation to comply with their obligations under FATCA and to determine that Lender or such Participant has complied with Lender’s or such Participant’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this (iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement; and (iv) If any form or certification previously delivered by Lender (or any Participant) expires or becomes obsolete or inaccurate in any respect, Lender (or any Participant) shall update such form or certification or promptly notify Borrowers (or Lender granting a participation) of its legal inability to do so. (f) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 9.1 (including by the payment of additional amounts pursuant to this Section 9.1), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 9.1(f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 9.1(f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 9.1(f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. For purposes of this -43- 140690.01141/153967960v.25

Section 9.1(f), all references to “refund” shall include the monetary benefit of a credit received in lieu of a refund of Taxes. (g) Each party’s obligations under this Section 9.1 shall survive any assignment of rights by Lender or any Participant and the repayment, satisfaction or discharge of all obligations under any Loan Document. 10. GENERAL PROVISIONS. 10.1 Notices. (a) Notice by Approved Electronic Communications. Lender and each of its Affiliates is authorized to transmit, post or otherwise make or communicate, in its sole discretion (but shall not be required to do so), by Approved Electronic Communications in connection with this Agreement or any other Loan Document and the transactions contemplated therein. Lender is hereby authorized to establish procedures to provide access to and to make available or deliver, or to accept, notices, documents and similar items by posting to Passport 6.0. Each of the Loan Parties and Lender hereby acknowledges and agrees that the use of Passport 6.0 and other Approved Electronic Communications is not necessarily secure and that there are risks associated with such use, including risks of interception, disclosure and abuse and each indicates it assumes and accepts such risks by hereby authorizing Lender and each of its Affiliates to transmit Approved Electronic Communications. Passport 6.0 and all Approved Electronic Communications shall be provided “as is” and “as available”. None of Lender or any of its Affiliates or related persons warrants the accuracy, adequacy or completeness of Passport 6.0 or any other electronic platform or electronic transmission and disclaims all liability for errors or omissions therein. No warranty of any kind is made by Lender or any of its Affiliates or related persons in connection with Passport 6.0 or any other electronic platform or electronic transmission, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects. Each Borrower and each other Loan Party executing this Agreement agrees that Lender has no responsibility for maintaining or providing any equipment, software, services or any testing required in connection with Passport 6.0, any Approved Electronic Communication or otherwise required for Passport 6.0 or any Approved Electronic Communication. Prior to the Closing Date, Borrowing Agent shall deliver to Lender a complete and executed client user form regarding Borrowing Agent’s use of Passport 6.0 in the form of Exhibit C annexed hereto. No Approved Electronic Communications shall be denied legal effect merely because it is made electronically. Approved Electronic Communications that are not readily capable of bearing either a signature or a reproduction of a signature may be signed, and shall be deemed signed, by attaching to, or logically associating with such Approved Electronic Communication, an E-Signature, upon which Lender and the Loan Parties may rely and assume the authenticity thereof. Each Approved Electronic Communication containing a signature, a reproduction of a signature or an E-Signature shall, for all intents and purposes, have the same effect and weight as a signed paper original. Each E-Signature shall be deemed sufficient to satisfy any requirement for a “signature” and each Approved Electronic Communication shall be deemed sufficient to satisfy any requirement for a “writing”, in each case including pursuant to this Agreement, any other Loan Document, the Uniform Commercial Code, the Federal Uniform Electronic Transactions Act, the Electronic Signatures in Global and National Commerce Act and any substantive or procedural law governing such subject matter. Each party or beneficiary hereto agrees not to contest the validity or enforceability of an Approved Electronic Communication or E-Signature under the provisions of any applicable law -44- 140690.01141/153967960v.25 requiring certain documents to be in writing or signed; provided, that nothing herein shall limit such party’s or beneficiary’s right to contest whether an Approved Electronic Communication or E-Signature has been altered after transmission. (b) All Other Notices. All notices, requests, demands and other communications under or in respect of this Agreement or any transactions hereunder, other than those approved for or required to be delivered by Approved Electronic Communications (including via Passport 6.0 or otherwise pursuant to Section 10.1(a)), shall be in writing and shall be personally delivered or mailed (by prepaid registered or certified mail, return receipt requested), sent by prepaid recognized overnight courier service, or by email to the applicable party at its address or email address indicated below, If to Lender: Siena Lending Group LLC 9 W Broad Street, 5th floor, Suite 540 Stamford, Connecticut 06902 Attention: Steve Sanicola Email: ssanicola@sienalending.com with a copy to: Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020 Attention: Lawrence F. Flick II, Esq. Email: flick@blankrome.com If to Borrowers or any other Loan Party: Grove Collaborative, Inc. 1301 Sansome Street San Francisco, California 94111 Attention: General Counsel Email: legal@grove.co with a copy to (which shall not constitute notice): Sidley Austin LLP 2021 McKinney Avenue Dallas, Texas 75201 Attention: Angela Fontana Email: angela.fontana@sidley.com or, as to each party, at such other address as shall be designated by such party in a written notice to the other party delivered as aforesaid. All such notices, requests, demands and other communications shall be deemed given (i) when personally delivered, (ii) three (3) Business Days after being deposited in the mails with postage prepaid (by registered or certified mail, return receipt requested), (iii) one (1) Business Day after being delivered to the overnight courier service, if prepaid and sent overnight delivery, addressed as aforesaid and with all charges prepaid or billed to the account of the -45- 140690.01141/153967960v.25 sender, or (iv) when sent by email transmission to an email address designated by such addressee and the sender receives a confirmation of transmission. 10.2 Severability. If any provision of this Agreement or any other Loan Document is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Agreement or such other Loan Document, as the situation may require, and this Agreement and the other Loan Documents shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein or therein, as the case may be. 10.3 Integration. This Agreement and the other Loan Documents represent the final, entire and complete agreement between each Loan Party party hereto and thereto and Lender and supersede all prior and contemporaneous negotiations, oral representations and agreements, all of which are merged and integrated into this Agreement. THERE ARE NO ORAL UNDERSTANDINGS, REPRESENTATIONS OR AGREEMENTS BETWEEN THE PARTIES THAT ARE NOT SET FORTH IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. 10.4 Waivers. The failure of Lender at any time or times to require any Loan Party to strictly comply with any of the provisions of this Agreement or any other Loan Documents shall not waive or diminish any right of Lender later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other Loan Document shall be deemed to have been waived by any act or knowledge of Lender or its agents or employees, but only by a specific written waiver signed by an authorized officer of Lender and delivered to Borrowers. Once an Event of Default shall have occurred, it shall be deemed to continue to exist and not be cured or waived unless specifically cured pursuant to the terms of this Agreement or waived in writing by an authorized officer of Lender and delivered to Borrowers. Each Loan Party waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, Instrument, Account, General Intangible, Document, Chattel Paper, Investment Property or guaranty at any time held by Lender on which such Loan Party is or may in any way be liable, and notice of any action taken by Lender, unless expressly required by this Agreement, and notice of acceptance hereof. 10.5 Amendment. This Agreement may not be amended or modified except in a writing executed by Borrowers, the other Loan Parties party hereto and Lender. 10.6 Time of Essence. Time is of the essence in the performance by each Loan Party of each and every obligation under this Agreement and the other Loan Documents. 10.7 Expenses, Fee and Costs Reimbursement. Borrowers hereby agree to promptly and jointly and severally pay (a) all reasonable and documented out-of-pocket fees, costs and expenses of Lender (including, without limitation, Lender’s underwriting fees and fees, costs and expenses for appraisers, accountants, consultants and other professionals and advisors retained by or on behalf of Lender) and (b) all reasonable and documented out-of-pocket costs and expenses of one (1) primary outside counsel for Lender and one (1) local counsel to Lender in each relevant jurisdiction (in each case, excluding in-house counsel) in connection with: (i) all loan proposals and commitments pertaining to the transactions contemplated hereby (whether or not such transactions are consummated), (ii) the examination, review, due diligence investigation, documentation, negotiation, and closing of the transactions contemplated by the Loan Documents (whether or not such transactions are consummated), (iii) the creation, perfection and maintenance of Liens pursuant to the Loan Documents, (iv) the performance by Lender of its rights and remedies under the Loan Documents, (v) the administration of -46- 140690.01141/153967960v.25 the Loans (including usual and customary fees for wire transfers and other transfers or payments received by Lender on account of any of the Obligations) and Loan Documents, (vi) any amendments, modifications, consents and waivers to and/or under any and all Loan Documents (whether or not such amendments, modifications, consents or waivers are consummated), (vii) any periodic public record searches conducted by or at the request of Lender (including, title investigations and public records searches), pending litigation and tax lien searches and searches of applicable corporate, limited liability company, partnership and related records concerning the continued existence, organization and good standing of certain Persons), (viii) protecting, storing, insuring, handling, maintaining, auditing, examining, valuing or selling any Collateral, (ix) any litigation, dispute, suit or proceeding relating to any Loan Document, and (x) any workout, collection, bankruptcy, insolvency and other enforcement proceedings under any and all of the Loan Documents (it being agreed that such costs and expenses may include the costs and expenses of workout consultants, investment bankers, financial consultants, appraisers, valuation firms and other professionals and advisors retained by or on behalf of Lender), and (c) without limitation of the preceding clauses (a) and (b), all out-of-pocket costs and expenses of Lender in connection with Lender’s reservation of funds in anticipation of the funding of the initial Loans to be made hereunder. Any fees, costs and expenses owing by Borrowers or any other Loan Party hereunder shall be due and payable within three (3) days after written demand therefor. Notwithstanding the foregoing, in no event shall the aggregate amount of expenses exceed the amounts described in the definition of Fee Cap, in each case for the tasks described in such definition. 10.8 Benefit of Agreement; Assignability; Servicer. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrowers, each other Loan Party party hereto and Lender; provided, that neither any Borrower nor any other Loan Party may assign or transfer any of its rights under this Agreement without the prior written consent of Lender, and any prohibited assignment shall be void. No consent by Lender to any assignment shall release any Loan Party from its liability for any of the Obligations. Lender shall have the right to assign all or any of its rights and obligations under the Loan Documents to one or more other Persons, and each Loan Party agrees, to the extent applicable, to execute any agreements, instruments and documents requested by Lender in connection with any such assignments; provided so long as no Event of Default has then occurred and is continuing, any assignment, sale or transfer of Lender’s interest in any Loan Documents other than to a Permitted Assignee shall require Borrowing Agent’s prior written consent (not to be unreasonably withheld, conditioned or delayed; it being understood that any such consent shall be deemed given to the extent the Borrowing Agent has not responded within five (5) Business Days following Lender’s written notice of any such assignment, sale or transfer pursuant to this Section 10.8). Notwithstanding any provision of this Agreement or any other Loan Document to the contrary, Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement and the other Loan Documents to secure obligations of Lender, including any pledge or grant to secure obligations to a Federal Reserve Bank. 10.9 Recordation of Assignment. In respect of any assignment of all or any portion of any Lender’s interest in this Agreement and/or any other Loan Documents at any time and from time to time, the following provisions shall be applicable: (a) Borrowers, or any agent appointed by Borrowers, shall maintain a register (the “Register”) in which there shall be recorded the name and address of each Person holding any Loans or any commitment to lend hereunder, and the principal amount and stated interest payable to such Person hereunder or committed by such Person under such Person’s lending commitment. Borrowers hereby irrevocably appoint Lender (and/or any subsequent Lender appointed by Lender then maintaining the Register) as Borrowers’ non-fiduciary agent for the purpose of maintaining the Register. (b) In connection with any negotiation, transfer or assignment as aforesaid, the transferor/assignor shall deliver to Lender then maintaining the Register an assignment and assumption -47- 140690.01141/153967960v.25 agreement executed by the transferor/assignor and the transferee/assignee, setting forth the specifics of the subject transaction, including but not limited to the amount and nature of Obligations and/or lending commitments being transferred or assigned (and being assumed, as applicable), and the proposed effective date of such transfer or assignment and the related assumption (if applicable). (c) Subject to receipt of any required tax forms reasonably required by Lender, such Person shall record the subject transfer, assignment and assumption in the Register. Anything contained in this Agreement or other Loan Document to the contrary notwithstanding, no negotiation, transfer or assignment shall be effective until it is recorded in the Register pursuant to this Section 10.9(c). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error; and each Borrower and each Lender shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement and the other Loan Documents. The Register shall be available for inspection by each Borrower and each Lender at any reasonable time and from time to time upon reasonable prior notice. 10.10 Participations. Anything in this Agreement or any other Loan Document to the contrary notwithstanding, Lender may, at any time and from time to time, without in any manner affecting or impairing the validity of any Obligations, sell to one or more Persons participating interests in its Loans, commitments and/or other interests hereunder and/or under any other Loan Document (any such Person, a “Participant”). In the event of a sale by Lender of a participating interest to a Participant, (a) such Lender’s obligations hereunder and under the other Loan Documents shall remain unchanged for all purposes, (b) Borrowers and Lender shall continue to deal solely and directly with each other in connection with Lender’s rights and obligations hereunder and under the other Loan Documents and (c) all amounts payable by Borrowers shall be determined as if Lender had not sold such participation and shall be paid directly to Lender. Any agreement or instrument pursuant to which Lender sells such a participation shall provide that Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement. The Borrowers agrees that each Participant shall be entitled to the benefits of Section 9.1 (subject to the requirements and limitations therein, including the requirements under Section 9.1(e) (it being understood that the documentation required under Section 9.1(e) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.9; provided, that such Participant shall not be entitled to receive any greater payment under Section 9.1, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the Participant acquired the applicable participation. Borrowers also agree that each Participant shall be entitled to the benefits of Section 10.9 as if it were Lender. Notwithstanding the granting of any such participating interests: (x) Borrowers shall look solely to Lender for all purposes of this Agreement, the Loan Documents and the transactions contemplated hereby, (y) Borrowers shall at all times have the right to rely upon any amendments, waivers or consents signed by Lender as being binding upon all of the Participants, and (z) all communications in respect of this Agreement and such transactions shall remain solely between Borrowers and Lender (exclusive of Participants) hereunder. Lender granting a participation hereunder shall maintain, as a non-fiduciary agent of Borrowers, a register (the “Participant Register”) as to the participations granted and transferred under this Section containing the same information specified in Section 10.9 on the Register as if each Participant were a Lender to the extent required to cause the Loans to be in registered form for the purposes of Sections 163(f), 165(j), 871, 881, and 4701 of the Code. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. 10.11 Headings; Construction. Section and subsection headings are used in this Agreement only for convenience and do not affect the meanings of the provisions that they precede. -48- 140690.01141/153967960v.25

10.12 USA PATRIOT Act Notification. Lender hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act, it may be required to obtain, verify and record certain information and documentation that identifies such Person, which information may include the name and address of each such Person and such other information that will allow Lender to identify such Persons in accordance with the USA PATRIOT Act. 10.13 Counterparts; Email Signatures. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement. This Agreement may be executed by signatures delivered by electronic mail, each of which shall be fully binding on the signing party. 10.14 GOVERNING LAW. THIS AGREEMENT, ALONG WITH ALL OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED OTHERWISE IN SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW). FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AGREEMENT AND ALL SUCH OTHER LOAN DOCUMENTS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAW). 10.15 WAIVERS AND JURISDICTION. (a) CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS. ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH PARTY HERETO HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFOREMENTIONED COURTS; PROVIDED, HOWEVER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR BASED ON UPON 28 U.S.C. § 1404, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING AND ADJUDICATION OF ANY SUCH ACTION, SUIT OR PROCEEDING IN ANY OF THE AFOREMENTIONED COURTS AND AMENDMENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR UNDER ANY AMENDMENT, WAIVER, AMENDMENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON SUCH PARTY -49- 140690.01141/153967960v.25

AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH PARTY’S NOTICE ADDRESS SET FORTH IN SECTION 10.1 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE MAIL, OR, AT THE OPTION OF ANY PARTY HERETO, BY SERVICE UPON SUCH OTHER PARTY IN ANY OTHER MANNER PROVIDED UNDER THE RULES OF ANY SUCH COURTS. (b) Dispute Resolution if Jury Waiver Not Enforceable. (i) The parties have agreed, as set forth in Section 10.14 above, that the internal laws of the State of New York shall apply to this Agreement, the other Loan Documents and the rights and obligations of the parties hereunder and thereunder, and the parties have agreed and strongly prefer that any dispute between them be resolved in litigation subject to the jury trial waiver set forth in Section 10.15 above. However, if, for any reason, a court of competent jurisdiction determines that California law is applicable to said jury trial waiver and that said jury trial waiver is unenforceable, invalid, ineffective or otherwise not applicable to any dispute between the parties (a “Dispute”), then (and only then) the parties agree that the following provisions shall apply to such Dispute: Such Dispute shall be resolved exclusively by judicial reference in accordance with Sections 638 et seq. of the California Code of Civil Procedure (“CCP”) and Rules 3.900 et seq. of the California Rules of Court (“CRC”), subject to the following terms and conditions. (All references in this section to provisions of the CCP and/or CRC shall be deemed to include any and all successor provisions.) (ii) The reference shall be a consensual general reference pursuant to CCP Sections 638 and 644(a). Unless the parties otherwise agree in writing, the reference shall be to a single referee. The referee shall be a retired Judge of the Los Angeles County Superior Court (“Superior Court”) or a retired Justice of the California Court of Appeal or California Supreme Court. Nothing in this section shall be construed to limit the right of Lender, pending or after the appointment of the referee, to seek and obtain provisional relief from the Superior Court or such referee, or any other court in a jurisdiction in which any Collateral is located or having jurisdiction over any Collateral, including without limitation, writ of attachment, writ of possession, appointment of a receiver, temporary restraining order and/or preliminary injunction, or other “provisional remedy” (as such term is defined in CCP Section 1281.8). (iii)Within fifteen (15) days after a party gives written notice in accordance with this Agreement to all other parties to a Dispute that the Dispute exists and these provisions are applicable to the Dispute, all parties to the Dispute shall attempt to agree on the individual to be appointed as referee. If the parties are unable to agree on the individual to be appointed as referee, the referee shall be appointed, upon noticed motion or ex parte application by any party, by the Superior Court in accordance with CCP Section 640, subject to all rights of the parties to challenge or object to the appointment, including without limitation the right to peremptory challenge under CCP Section 170.6. If the referee (or any successor referee) appointed by the Superior Court is unable, or at any time becomes unable, to serve as referee in the Dispute, the Superior Court shall appoint a new referee as agreed to by the parties or, if the parties cannot agree, in accordance with CCP Section 640, which new referee shall then have the same powers, and be subject to the same terms and conditions, as the predecessor referee. (iv) Venue for all proceedings before the referee, and for any Superior Court proceeding for the appointment of the referee, shall be exclusively within the County of Los Angeles, State of California. The referee shall have the exclusive power to determine whether a Dispute is subject to judicial reference pursuant to this section. Trial, and all proceedings and hearings on dispositive motions, conducted before the referee shall be conducted in the presence of, and shall be transcribed by, a court reporter, unless otherwise agreed in writing by all parties to the proceeding. The referee shall issue a written statement of decision, which shall be subject to objections of the parties pursuant to CRC -50- 140690.01141/153967960v.25

Rule 3.1590 as if the statement of decision were issued by the Superior Court. The referee’s powers include, in addition to those set forth in CCP Sections 638, et seq., and CRC Rules 3.900 et seq., (i) the power to grant provisional relief, including without limitation, writ of attachment, writ of possession, appointment of a receiver, temporary restraining order and/or preliminary injunction, or other “provisional remedy” (as such term is defined in CCP Section 1281.8), and (ii) the power to hear and resolve all post-trial matters in connection with the Dispute that would otherwise be determined by the Superior Court, including without limitation motions for new trial, reconsideration, to vacate judgment, to stay execution or enforcement, to tax costs, and/or for attorneys’ fees. The parties shall, subject to the referee’s power to award costs to the prevailing party, bear equally the costs of the reference proceeding, including without limitation the fees and costs of the referee and the court reporter. The parties acknowledge and agree that (i) the referee alone shall determine all issues of fact and/or law in the Dispute, without a jury (subject, however, to the right of a party, pending or after the appointment of the referee, to seek and obtain provisional relief from the Superior Court or such referee, including without limitation, writ of attachment, writ of possession, appointment of a receiver, temporary restraining order and/or preliminary injunction, or other “provisional remedy” (as such term is defined in CCP Section 1281.8)), (ii) the referee does not have the power to empanel a jury, (iii) the Superior Court shall enter judgment on the decision of the referee pursuant to CCP Section 644(a) as if the decision were issued by the Superior Court, (iv) the decision of the referee shall not be subject to review by the Superior Court, and (v) the decision of the referee, once entered as a judgment by the Superior Court, shall be binding, final and conclusive, shall have the full force and effect of a judgment of the Superior Court, and shall be subject to appeal to the same extent as a judgment of the Superior Court. 10.16 Publication. Each Borrower and each other Loan Party consents to the publication by Lender, at its sole cost and expense, of the Borrowers’ and other Loan Parties’ names and logos in any tombstone, press releases or similar advertising material and to give such other publicity to this Agreement as Lender may determine, so long as such publicity (x) is not disparaging in any way to any Borrower, any other Loan Party, or any of their respective Affiliates and (y) relates to the financing transactions contemplated by this Agreement, including the type of the loan or security being offered and the amount of the loan. The foregoing authorization shall remain in effect unless the Borrowing Agent notifies Lender in writing that such authorization is revoked. Lender reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements. 10.17 Confidentiality. Lender agrees to use commercially reasonable efforts not to disclose Confidential Information to any Person without the prior consent of Borrowers; provided, that nothing herein contained shall limit any disclosure of the tax structure of the transactions contemplated hereby, or the disclosure of any Confidential Information (a) to the extent required by applicable law, statute, rule, regulation or judicial process or in connection with the exercise of any right or remedy under any Loan Document, or as may be required in connection with the examination, audit or similar investigation of the Lender or any of its Affiliates (b) to examiners, auditors, accountants or any regulatory authority, (c) to the officers, partners, managers, directors, employees, agents and advisors (including independent auditors, lawyers and counsel) of the Lender or any of its subsidiaries or Affiliates, in each case on a “need-to-know” basis, (d) in connection with any litigation or dispute which relates to this Agreement or any other Loan Document to which the Lender is a party or is otherwise subject, (e) to any assignee or participant (or prospective assignee or participant) which agrees to be bound by this Section 10.17 and (f) to any lender or other funding source of the Lender that is subject to a commercially reasonable non-disclosure agreement (each reference to Lender in the foregoing clauses shall be deemed to include the actual and prospective assignees and participants referred to in clause (e) and the lenders and other funding sources referred to in clause (f), as applicable for purposes of this Section 10.17), and provided further, on and after the Termination Date and upon the written request of Borrowing Agent and at Borrowers sole expense, Lender shall use commercially reasonable efforts to return any materials -51- 140690.01141/153967960v.25 furnished by or on behalf of Borrowers or any other Loan Party. Notwithstanding the obligations set forth in this paragraph, Lender and any of its representatives may retain such furnished materials (i) for the purposes of backup, recovery or contingency and business continuity planning, or (ii) to comply with internal document retention policies; provided that such furnished materials are not accessible in the ordinary course of business. The obligations of the Lender under this Section 10.17 shall supersede and replace the obligations of the Lender under any confidentiality letter or provision in respect of this financing or any other financing previously signed and delivered by the Lender to Borrowers or any of their respective Affiliates. 10.18 Borrowing Agency Provisions. (a) Appointment of Borrowing Agent. Each Borrower hereby irrevocably designates Borrowing Agent to be its attorney and agent and in such capacity to (i) borrow, (ii) request advances, (iii) request the issuance of Letters of Credit, (iv) sign and endorse notes, (v) execute and deliver all instruments, documents, applications, security agreements, reimbursement agreements and letter of credit agreements for Letters of Credit and all other certificates, notice, writings and further assurances now or hereafter required hereunder, (vi) make elections regarding interest rates, (vii) give instructions regarding Letters of Credit and agree with the issuer thereof upon any amendment, extension or renewal of any Letter of Credit and (viii) otherwise take action under and in connection with this Agreement and the other Loan Documents, all on behalf of and in the name such Borrower, and hereby authorizes Lender to pay over or credit all Loan proceeds hereunder in accordance with the request of Borrowing Agent. (b) Co-Borrowing. The handling of this credit facility as a co-borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to the Borrowers and at their request. Lender shall not incur liability to any Borrower as a result thereof. To induce Lender to do so and in consideration thereof, each Borrower hereby indemnifies Lender and holds Lender harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Lender by any Person arising from or incurred by reason of the handling of the financing arrangements of Borrowers as provided herein, reliance by Lender on any request or instruction from Borrowing Agent or any other action taken by Lender with respect to this Section 10.18 except due to willful misconduct or gross (not mere) negligence by the indemnified party (as determined by a court of competent jurisdiction in a final and non-appealable judgment). (c) Joint and Several Obligations. All Obligations shall be joint and several, and each Borrower shall make payment upon the maturity of the Obligations by acceleration or otherwise, and such obligation and liability on the part of each Borrower shall in no way be affected by any extensions, renewals and forbearance granted by Lender to any Borrower, failure of Lender to give any Borrower notice of borrowing or any other notice, any failure of Lender to pursue or preserve its rights against any Borrower, the release by Lender of any Collateral now or thereafter acquired from any Borrower, and such agreement by each Borrower to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Lender to the other Borrowers or any Collateral for such Borrower’s Obligations or the lack thereof. To the extent permitted by applicable law, each Borrower waives all suretyship defenses. 10.19 Rules of Construction. (a) Accounting Treatment. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP as in effect from time to time, provided, that if Borrowing Agent notifies Lender that Loan Parties request an amendment to any provision (including any definition) hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if Lender -52- 140690.01141/153967960v.25 notifies Borrowing Agent that it requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith (which such modifications or amendments shall be made without the payment of any fee to the extent they relate to or arise out of such changes in GAAP and/or the application thereof). (b) Other Interpretive Provisions. References in this Agreement to “Articles”, “Sections”, “Annexes”, “Exhibits” or “Schedules” shall be to Articles, Sections, Annexes, Exhibits or Schedules of or to this Agreement unless otherwise specifically provided. Any term defined herein may be used in the singular or plural. “Include”, “includes” and “including” shall be deemed to be followed by “without limitation”. “Or” shall be construed to mean “and/or”. Except as otherwise specified or limited herein, references to any Person include the successors and assigns of such Person. References to “from” or “through” any date mean, unless otherwise specified, “from and including” or “through and including”, respectively. Unless otherwise specified herein, the settlement of all payments and fundings hereunder between or among the parties hereto shall be made in lawful money of the United States and in immediately available funds. Time is of the essence for each performance obligation of the Loan Parties under this Agreement and each Loan Document. All amounts used for purposes of financial calculations required to be made herein shall be without duplication. References to any statute or act shall include all related current regulations and all amendments and any successor statutes, acts and regulations. References to any agreement, instrument or document (a) shall include all schedules, exhibits, annexes and other attachments thereto and (b) shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, amendments and restatements, restatements, supplements or modifications set forth herein or in any other Loan Document). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Unless otherwise specified herein Dollar ($) baskets set forth in the representations and warranty, covenants and event of default provisions of this Agreement (and other similar baskets) are calculated as of each date of measurement by the Dollar Equivalents thereof as of such date of measurement. (c) Payment and Performance. Whenever any payment due hereunder or the performance of any covenant, duty or other obligation hereunder or under any other Loan Document shall fall due on a day other than a Business Day, such payment or performance shall be made on the next succeeding Business Day, and in the case of any payment, such extension of time shall be included in the computation of interest or fees, as the case may be. (d) Information Certificates. Notwithstanding anything to the contrary contained herein, with respect to any representation, warranty, covenant or agreement contained herein or in any other Loan Document that is qualified by reference to the Information Certificates, such reference shall be to the Information Certificates delivered as of the Closing Date or as updated pursuant to Section 5.15(d). [Remainder of Page Intentionally Blank] -53- 140690.01141/153967960v.25

IN WITNESS WHEREOF, Borrowers, each other Loan Party signatory hereto, and Lender have signed this Agreement as of the date first set forth above. LENDER: SIENA LENDING GROUP LLC By: Name: Its: Authorized Signatory By: Name: Its: Authorized Signatory Signature Page to Loan and Security Agreement 140690.01141/153967960v.23 140690.01141/153967960v.5

Borrowers: GROVE COLLABORATIVE HOLDINGS, INC. By: Name: Its: GROVE COLLABORATIVE, INC. By: Name: Its: Signature Page to Loan and Security Agreement 140690.01141/153967960v.23 140690.01141/153967960v.5

Information Certificates

[See attached]

[Information Certificate(s)]

140690.01141/153967960v.~~2~~3
140690.01141/153967960v.5

A-1 140690.01141/153967960v.23 140690.01141/153967960v.5 (B) Slow-Moving Inventory: The lesser of (i) 35% and (ii) 85% of the NOLV Factor of the applicable Eligible Slow-Moving Inventory (a) Maximum Revolving Facility Amount: (c) Accounts Sublimit: $35,000,000 (A) Investment Grade Accounts Advance Rate: $35,000,000 (d) Inventory Sublimit: 90%; provided, that if Dilution exceeds 5%, Lender may, at its option (A) reduce such advance rate by the number of full or partial percentage points comprising such excess or (B) establish a Reserve on account of such excess (the “Dilution Reserve”). 1. Loan Limits for Revolving Loans and Letters of Credit: (A) Finished goods: (a) from the Closing Date through and including September 10, 2023, $15,000,000, and (b) thereafter, $25,000,000. (B) Non-Investment Grade Accounts Advance Rate: (B) Slow-Moving Inventory: 90%; provided, that if Dilution exceeds 5%, Lender may, at its option impose the Dilution Reserve $2,000,000 (b) Advance Rates: (e) Letter of Credit Limit: $3,500,000 (ii) Inventory Advance Rate(s): (f) Availability Block (i) If Borrowers’ Liquidity is less than $10,000,000, then $3,500,000 and (ii) otherwise, $0$3,000,000 Schedule A Description of Certain Terms 2. [Reserved] (A) Finished goods: 3. Interest Rate: The lesser of (i) 65% and (ii) 85% of the NOLV Factor of the applicable Eligible Inventory (i) Accounts Advance Rate(s):

A-2 140690.01141/153967960v.23 140690.01141/153967960v.5 (b) Maximum days after original invoice due date for Eligible Accounts: 4. Maximum Days re Eligible Accounts: Sixty (60) days (a) Revolving Loans at Term SOFR: 5. Lender’s Bank: Wells Fargo Bank, National Association and its affiliates Siena Lending Group Depository Account Wells Fargo Bank NA Account # 4986311751 ABA Routing # 121 000 248 Reference: Grove Collaborative, Inc. (which bank may be changed from time to time by prior written notice (which may be delivered by email) from Lender to Borrowers) (I) for Term SOFR Loans, the Applicable Margin for Term SOFR Loans plus Term SOFR plus 0.104.25% and (II) otherwise, the Applicable Margin for Base Rate Loans plus the, Base Rate plus 3.25%. 6. Scheduled Maturity Date: (a) Maximum days after original invoice date for Eligible Accounts: MarchApril 10, 20262028 Ninety (90) days

Schedule B Definitions Unless otherwise defined herein, the following terms are used herein as defined in the UCC: Accounts, Account Debtor, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivables, Instruments, Inventory, Letter-of-Credit Rights, Proceeds, Supporting Obligations and Tangible Chattel Paper. As used in this Agreement, the following terms have the following meanings: “Account Debtor” shall mean and include the account debtor with respect to any Account and/or the prospective purchaser of goods, services or both with respect to any contract or contract right, and/or any party who enters into or proposes to enter into any contract or other arrangement with any Borrower, pursuant to which such Borrower is to deliver any personal property or perform any services. “Accounts Advance Rate” means, collectively, the Investment Grade Accounts Advance Rate and the Non-Investment Grade Accounts Advance Rate. “Accounts Sublimit” means the amount set forth in Section 1(c) of Schedule A. “Acquisition Financing” means (a) the incurrence of Subordinated Debt and/or (b) the purchase by Persons of Equity Interests in Holdings or the issuance of, or contributions in respect of, Equity Interests (other than in respect of Disqualified Stock) of Holdings, in each case for the purpose of consummating any Permitted Acquisition, and in all cases subject to any other applicable requirements under this Agreement (including any limitations on Subordinated Debt provided for herein). “Advance Rates” means, collectively, the Accounts Advance Rate and the Inventory Advance Rate. “Affiliate” means, with respect to any Person, any other Person in control of, controlled by, or under common control with the first Person, and any other Person who has a substantial interest, direct or indirect, in the first Person or any of its Affiliates, including, any officer or director of the first Person or any of its Affiliates; provided, however, that neither Lender nor any of its Affiliates shall be deemed an “Affiliate” of any Borrower for any purposes of this Agreement. For the purpose of this definition, a “substantial interest” shall mean the direct or indirect legal or beneficial ownership of more than ten (10%) percent of any class of equity or similar interest. “Agreement” and “this Agreement” have the meanings set forth in the Preamble to this Agreement. “Amendment No. 2 Effective Date” means November 21, 2024. “Amendment No. 3 Effective Date” means May 8, 2025. “Applicable Margin” means, initially, the Applicable Margin set forth in the following table as “Tier I” and, as of the first day of the first full calendar month occurring after the Closing Date, and as of any date of determination thereafter, the Applicable Margin set forth in the B-1 140690.01141/153967960v.25

B-2 140690.01141/153967960v.25 3.75% Applicable Margins for Base Rate Loans 2 Applicable Margins for Term SOFR Loans Greater than $9,000,000 and less than or equal to $22,000,000 3.75% 4.75% Tier 1 3 Greater than $22,000,000 Less than or equal to $9,000,000 4.50% Monthly Average Outstanding 5.50% 2.75% “Approved Electronic Communication” means each notice, demand, communication, information, document and other material transmitted, posted or otherwise made or communicated by e-mail, facsimile, Passport 6.0, or any other equivalent electronic service, whether owned, operated or hosted by Lender, any of its Affiliates or any other Person, that any party is obligated to, or otherwise chooses to, provide to Lender pursuant to this Agreement or any other Loan Document, including any financial statement, financial and other report, notice, request, certificate and other information or material; provided, that Approved Electronic Communications shall not include any notice, demand, communication, information, document or other material that Lender specifically instructs a Person to deliver in physical form. “Approved Equity Availability Amount” means the Yorkville Purchase Agreement Availability Amount or any amount of uncalled, committed capital available under the terms of any other arrangement similar to the Yorkville Facility that is approved by Lender in its discretion. “Authorized Officer” means the chief executive officer, chief financial officer, president, head of finance, treasurer or controller of any Loan Party and each other Person designated from time to time by any of the foregoing officers of any Loan Party in a notice to Lender, which designation shall continue in force and effect until terminated in a notice to Lender from any of the foregoing officers of any Loan Party. “Availability Block” means the amount set forth in Section 1(f) of Schedule A. “Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. § 101 et seq.). “Base Rate” means, for any day, the greatest of (a) the per annum rate of interest which is identified as the “Prime Rate” and normally published in the Money Rates section of the Western Edition of The Wall Street Journal (or, if such rate ceases to be so published, as quoted from such other generally available and recognizable source as Lender may select) (the “Published Prime Rate”) (and, if any such published rate is below zero, then the rate determined pursuant to this clause (a) shall be deemed to be zero), (b) the sum of the Federal Funds Rate plus 0.5% and (c) 5.0% per annum. Any change in the Base Rate due to a change in such Published Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in such Published Prime Rate or the Federal Funds Rate. following table that corresponds to the Monthly Average Outstanding for the most recently completed month:

“Base Rate Loan” means each portion of a Loan that bears interest at a rate determined by reference to the Base Rate. “Blocked Account” has the meaning set forth in Section 4.1. “Board” means each Loan Party’s board of directors or equivalent governing body. “Borrowers” has the meaning set forth in the Preamble to this Agreement. “Borrowing Agent” means Grove acting for itself in its capacity as a Borrower or in its capacity as agent for all of the Borrowers (including itself). “Borrowing Base” means, as of any date of determination, the Dollar amount as of such date of determination of: (a) the aggregate amount of Eligible Investment Grade Accounts multiplied by the Investment Grade Accounts Advance Rate; plus (b) the aggregate amount of Eligible Non-Investment Grade Accounts multiplied by the Non-Investment Grade Accounts Advance Rate; plus (c) the lower of cost or market value of Eligible Inventory multiplied by the applicable Inventory Advance Rate minus the Availability Block, but not to exceed the Inventory Sublimit; minus (d) all Reserves which Lender has established pursuant to Section 1.2 (including those to be established in connection with any requested Revolving Loan or Letter of Credit). “Business Day” means (i) a day other than a Saturday or Sunday or any other day on which Lender or banks in New York are authorized to close, and (ii) with respect to any matters relating to Term SOFR Loans, a SOFR Business Day. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP (consistently applied), and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP (consistently applied). “Capitalized Lease” means any lease which is or should be capitalized on the balance sheet of the lessee thereunder in accordance with GAAP. “Cash Dominion Event” means the occurrence of any of the following: (a) Borrowers’ Liquidity is less than $10,000,0007,000,000, or (b) Excess Availability is less than $2,500,000 or (c) an Event of Default has occurred and is continuing. “Cash Dominion Period” means the period following the occurrence and during the continuance of a Cash Dominion Event during which Lender has exercised its option under Section 4.1 of this Agreement to have exclusive access to the Blocked Accounts. “Cash Equivalents” means, as to any Person: B-3 140690.01141/153967960v.25

(a) securities issued or directly and fully and unconditionally guaranteed or insured by the United States or any agency or instrumentality thereof (but only so long as the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition; (b) securities issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than twelve months from the date of acquisition and having one of the two highest ratings from either Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or Moody’s Investors Service, Inc.; (c) certificates of deposit, denominated solely in U.S. Dollars, maturing within two years after the date of acquisition, issued by any commercial bank organized under the laws of the United States or any state thereof or the District of Columbia or that is a U.S. subsidiary of a foreign commercial bank; in each of the foregoing cases, solely to the extent that: (i) such commercial bank’s short-term commercial paper is rated at least A-1 or the equivalent by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or at least P-1 or the equivalent thereof by Moody’s Investors Service, Inc. (any such commercial bank, an “Approved Bank”); or (ii) the par amount of all certificates of deposit acquired from such commercial bank are fully insured by the Federal Deposit Insurance Corporation; (d) commercial paper issued by any Approved Bank (or by the parent company thereof), in each case maturing not more than twelve months after the date of the acquisition thereof; or (e) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (d) of this definition. “CFC Holdco” means (i) a controlled foreign corporation within the meaning of Section 957 of the Internal Revenue Code in which any Person is a "United States shareholder" within the meaning of Section 951(b) of the Internal Revenue Code or (ii) any Subsidiary whose sole assets (other than a de minimis amount) are direct or indirect Equity Interests, or Equity Interests and Indebtedness, of one or more entities described in clause (i) of this definition. “Closing Date” means March 10, 2023. “Closing Date Collateral Pledge Agreement” means that certain Pledge Agreement dated as of the date hereof by Holdings, as pledgor and Lender, as pledgee. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” means all property and interests in property in or upon which a security interest, mortgage, pledge or other Lien is granted pursuant to this Agreement or the other Loan Documents, including all of the property of each Loan Party described in Section 3.1. “Collateral Pledge Agreements” means (a) the Closing Date Collateral Pledge Agreement and (b) any other pledge agreement made by a pledgor in favor of Lender from time to time after the Closing Date. “Collections” has the meaning set forth in Section 4.1. “Compliance Certificate” means a compliance certificate substantially in the form of Exhibit F hereto to be signed by an Authorized Officer of Borrowing Agent. B-4 140690.01141/153967960v.25

“Confidential Information” means confidential information that any Loan Party furnishes to the Lender pursuant to any Loan Document concerning any Loan Party’s business, but does not include any such information once such information has become, or if such information is, generally available to the public or available to the Lender (or other applicable Person) from a source other than the Loan Parties which is not, to the Lender’s knowledge, bound by any confidentiality agreement in respect thereof. “Control Agreement” means an agreement, the terms of which are reasonably satisfactory to Lender, which is executed by Lender, the applicable Loan Party and the applicable financial institution and/or securities/investment intermediary, and which perfects Lender’s first priority security interest (subject to the terms of the Intercreditor Agreement or Liens of the type described in clause (g) of the definition of Permitted Liens) in such Loan Party’s Deposit Accounts or Securities Accounts maintained at such financial institution or securities/investment intermediary. “Default” means any event which with notice or passage of time, or both, would constitute an Event of Default. “Default Rate” has the meaning set forth in Section 2.1(a). “Deposit Account” means any “deposit account” as defined in the UCC. “Dilution” means, as of any date of determination, a percentage, based upon the experience of the immediately prior twelve (12) months, that is the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to Borrowers’ Accounts during such period, by (b) Borrowers’ billings with respect to Accounts during such period. “Dilution Reserve” has the meaning set forth in Section 1(b)(i)(A) of Schedule A. “Disqualified Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires any other scheduled payment constituting a return of capital, in each case at any time on or prior to the date that is ninety-one (91) days following the Maturity Date; or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interest referred to in clause (a) above, in each case at any time on or prior to the date that is ninety-one (91) days following the Maturity Date; provided, that the foregoing shall not apply to (x) a redemption, conversion or exchange into Equity Interests that do not themselves constitute Disqualified Stock, (y) any offer to redeem or repurchase required to be made in connection with a change of control, initial public offering, Transfer or similar event or (z) compensatory equity awards to directors, managers, officers and employees in which shares are withheld (redeemed) upon vesting or exercise to pay applicable withholding taxes or, in the case of an option, the exercise price of the option. “Dollar Equivalent” means, at any time, (a) as to any amount denominated in Dollars, the amount hereof at such time, and (b) as to any amount denominated in a currency other than Dollars, the equivalent amount in Dollars as determined by Lender at such time that such amount could be converted into Dollars by Lender according to prevailing exchange rates selected by Lender. “Dollars” or “$” means United States Dollars, lawful currency for the payment of public and private debts. B-5 140690.01141/153967960v.25

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States of America or any state thereof or the District of Columbia. “E-Signature” means the process of attaching to or logically associating with an Approved Electronic Communication an electronic symbol, encryption, digital signature or process (including the name or an abbreviation of the name of the party transmitting the Approved Electronic Communication) with the intent to sign, authenticate or accept such Approved Electronic Communication. “Eligible Investment Grade Account” means, at any time of determination, an Account owned by a Borrower that satisfies the general criteria set forth below (provided, that Lender may, in its Permitted Discretion, upon two (2) Business Day’s prior written notice to Borrowers (which prior notice shall not be required if an Event of Default has occurred and is continuing), revise such criteria from time to time to address the results of any information with respect to the Borrowers’ business or assets, including as a result of any field examination performed by (or on behalf of) Lender from time to time). An Account shall be deemed to meet the general criteria if: (a) the Account Debtor is not an Affiliate, creditor or supplier of the applicable Borrower (with Accounts to be ineligible to the extent of any amounts owed by such applicable Borrower to such Person as a creditor or supplier); (b) it does not remain unpaid more than the earlier to occur of (i) the number of days after the original invoice date set forth in Section 4(a) of Schedule A or (ii) the number of days after the original invoice due date set forth in Section 4(b) of Schedule A; (c) the Account Debtor or its Affiliates are not past due (or past any of applicable dates referenced in clause (b) above) on other Accounts owing to the applicable Borrower comprising more than 50% of all of the Accounts owing to the applicable Borrower by such Account Debtor or its Affiliates; (d) [reserved]; (e) the Account complies with each covenant, representation or warranty contained in this Agreement or any other Loan Document with respect to Eligible Accounts (including any of the representations set forth in Section 5.4); (f) the Account is not subject to any contra relationship, counterclaim, dispute or set-off; provided, that such Account shall be deemed to be ineligible only to the extent of such contra, counterclaim, dispute or set-off; (g) the Account Debtor’s chief executive office or principal place of business is located in the United States or Canada, unless (i) the sale is fully backed by a letter of credit, guaranty or acceptance acceptable to Lender in its Permitted Discretion, and if backed by a letter of credit, such letter of credit has been issued or confirmed by a bank satisfactory to Lender in its Permitted Discretion, is sufficient to cover such Account, and if required by Lender, the original of such letter of credit has been delivered to Lender or Lender’s agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender or (ii) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms, conditions and in an amount acceptable to Lender in its Permitted Discretion; (h) the Account is payable solely in Dollars; B-6 140690.01141/153967960v.25

(i) it is absolutely owing to such Borrower and does not arise from a sale on a bill-and-hold, guarantied sale, sale-or-return, sale-on-approval, consignment, retainage or any other repurchase or return basis or consist of progress billings; (j) Lender shall have verified the Account in a manner satisfactory to Lender; (k) the Account Debtor is not the United States of America or any state or political subdivision (or any department, agency or instrumentality thereof), unless the applicable Borrower has complied with the Assignment of Claims Act of 1940 (31 U.S.C. §203 et seq.) or other applicable similar state or local law in a manner satisfactory to Lender; (l) it is at all times subject to Lender’s duly perfected, first priority security interest and to no other Lien that is not a Permitted Lien, and the goods giving rise to such Account (i) were not, at the time of sale, subject to any Lien except Permitted Liens and (ii) have been sold by the applicable Borrower to the Account Debtor in the ordinary course of the applicable Borrower’s business and delivered to and accepted by the Account Debtor, or the services giving rise to such Account have been performed by the applicable Borrower and accepted by the Account Debtor in the ordinary course of the applicable Borrower’s business; (m) the Account is not evidenced by Chattel Paper or an Instrument of any kind (unless delivered to Lender in accordance with Section 3.2 of this Agreement) and has not been reduced to judgment; (n) the Account Debtor’s total indebtedness to the applicable Borrower does not exceed the amount of any credit limit established by the applicable Borrower or Lender in its Permitted Discretion and the Account Debtor is otherwise deemed to be creditworthy by Lender (provided, that Accounts which are deemed to be ineligible solely by reason of this clause (n) shall be considered Eligible Investment Grade Accounts to the extent the amount of such Accounts does not exceed the lower of such credit limits); (o) there are no facts or circumstances existing, or which could reasonably be anticipated to occur, which might result in any adverse change in the Account Debtor’s financial condition or impair or delay the collectability of all or any portion of such Account; (p) Lender has been furnished with all documents and other information pertaining to such Account which Lender has reasonably requested, or which the applicable Borrower is obligated to deliver to Lender, pursuant to this Agreement; (q) the applicable Borrower has not made an agreement with the Account Debtor to extend the time of payment thereof beyond the time periods set forth in clause (b) above; (r) the applicable Borrower has not posted a surety or other bond in respect of the contract under which such Account arose; (s) the Account Debtor is not subject to any proceeding seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar applicable law; and (t) it is not a Non-Investment Grade Account. “Eligible Inventory” means, at any time of determination, Inventory owned by a Borrower that satisfies the general criteria set forth below (provided, that Lender may, in its Permitted B-7 140690.01141/153967960v.25

Discretion, upon two (2) Business Day’s prior written notice to Borrowers (which prior notice shall not be required if an Event of Default has occurred and is continuing), revise such criteria from time to time to address the results of any information with respect to the Borrowers’ business or assets, including as a result of any appraisal performed by (or on behalf of) Lender from time to time). Inventory shall be deemed to meet the current general criteria if: (a) it consists of finished goods but not raw materials or work-in-progress; (b) it is in good, new and saleable condition; (c) it is not Slow-Moving Inventory, obsolete, damaged, contaminated, unmerchantable, returned, rejected, discontinued or repossessed, or supplies and packaging; (d) it is not in the possession of a processor, consignee or bailee, or located on premises leased or subleased to the applicable Borrower, or on premises owned by a Loan Party and subject to a mortgage in favor of a Person other than Lender, unless (x) such processor, consignee, bailee or mortgagee or the lessor or sublessor of such premises, as the case may be, has executed and delivered all documentation which Lender shall require to evidence the subordination or other limitation or extinguishment of such Person’s rights with respect to such Inventory and Lender’s right to gain access thereto or (y) a rent Reserve has been established by Lender in accordance with this Agreement in the case of third party leased locations, or such other Reserve satisfactory to Lender in its Permitted Discretion has been established with respect to Inventory in possession of any processor, consignee or bailee, or located on the premises owned by any Loan Party subject to a mortgage in favor of a Person other than Lender; (e) it does not consist of fabricated parts, labels, pallets, consigned items, supplies or packaging; (f) it meets all standards imposed by any Governmental Authority; (g) it conforms in all respects to any covenants, warranties and representations set forth in this Agreement and each other Loan Document; (h) it is at all times subject to Lender’s duly perfected, first priority security interest and no other Lien except a Permitted Lien; (i) it is not purchased or manufactured pursuant to a license agreement that is not assignable to each of Lender and its transferees, unless such license agreement is satisfactory to Lender or Lender is in receipt of a licensor consent agreement in form and substance reasonably satisfactory to Lender; and (j) it is situated at a Collateral location listed in Sections 27-32 of the Information Certificate(s), as may be amended, or other location of which Lender has been notified as required by Section 5.8 (and it is not in-transit), in each case which location must be in the United States. “Eligible Non-Investment Grade Account” means any Non-Investment Grade Account of a Borrower (a) that meets the requirements of Eligible Investment Grade Accounts, except clause (t) of such definition and (b) for which all Eligible Non-Investment Grade Accounts owing by the Account Debtor or its Affiliates do not represent more than 25% of all otherwise Eligible Non-Investment Grade Accounts. B-8 140690.01141/153967960v.25

“Eligible Slow-Moving Inventory” means any Inventory of a Borrower (a) that meets the requirements of Eligible Inventory, except clause (c) of such definition because such Inventory constitutes Slow-Moving Inventory. “Equity Interests” means, with respect to a Person, all of the shares of stock, warrants, partnership interests, membership interests, or other equivalent equity interests (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities Exchange Commission under the Securities Exchange Act of 1934, as in effect from time to time). “ERISA” means the Employee Retirement Income Security Act of 1974 and all rules, regulations and orders promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with a Loan Party within the meaning of section 414(b) or (c) of the Code (and sections 414(m) and (o) of the Code for purposes of provisions relating to section 412 of the Code and section 302 of ERISA). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party or any ERISA Affiliate. “Event of Default” has the meaning set forth in Section 7.1. “Excess Availability” means the amount, as determined by Lender, calculated at any date, equal to (a) the lesser of (x) the Maximum Revolving Facility Amount minus all Reserves, (y) the Borrowing Base, minus (b) the outstanding principal balance of all Revolving Loans and the Letter of Credit Balance, minus (c) all amounts due and owing to any Borrower’s critical trade creditors which are outstanding sixty (60) days or more past their due date and any book overdraft; provided that if any of the Loan Limits for Revolving Loans is exceeded as of the date of calculation, then Excess Availability shall be zero. “Excluded Collateral” means: (a) any lease, license, contract, property rights or agreement to which Borrowers are a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of Borrowers therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or B-9 140690.01141/153967960v.25

9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the United States Bankruptcy Code) or principles of equity); provided that the Collateral shall include and such security interest shall attach immediately (x) at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above and (y) to any all proceeds, products, accessions, rents and profits of or in respect of any of the foregoing such lease, licenses, contract, property right or agreement; (b) any intent-to use Trademark applications prior to the filing of a “Statement of Use”, “Amendment to Allege Use” or similar filing with regard thereto, to the extent and solely during the period, in which the grant of a security interest therein may impair the validity or enforceability of any Trademark that may issue from such intent to use Trademark application under applicable law; (c) equity in any partnerships, joint ventures and any other Person that is not a wholly-owned subsidiary of the Borrowers, to the extent a security interest in such equity interests would (x) be prohibited by the organizational documents of such Person in effect on the Closing Date, on the date of acquisition of such equity interests or as of the result of subsequent agreement with a third party that is not a Borrower or any Subsidiary or under any applicable law (including, without limitation, any rule and/or regulation of any governmental authority or agency), (y) require governmental, regulatory or third party consent, approval, license or authorization (after giving effect to the anti-assignment provisions of the of the UCC or other applicable laws in any relevant jurisdiction), unless such consent, approval, license or authorization has been received (it being understood and agreed that no Borrower shall have any obligation to procure any such consent, approval, license or authorization), other than proceeds thereof to the extent the assignment of the same is effective under the Uniform Commercial Code or other applicable laws in any relevant jurisdiction notwithstanding the lack of such consent or such restriction or (z) not be perfected by the filing of a UCC-1 financing statement; (d) those assets as to which Lender shall have reasonably determined that the cost, burden, difficulty or consequence of obtaining or maintaining a security interest therein or perfection thereof (including (x) any mortgage, stamp, intangibles or other tax or expenses relating to such security interest and (y) any effect on the ability of the relevant Borrower to conduct its operations and business in the ordinary course) exceeds the fair market value thereof or outweighs, or is excessive in light of, the practical benefit of the security to be afforded thereby (it being understood that the maximum guaranteed or secured amount may be limited to minimize stamp duty, notarization, registration or other applicable fees, taxes and duties where the benefit to the Lenders of increasing the guaranteed or secured amount is disproportionate to the level of such fees, taxes and duties); (e) Commercial Tort Claims with a value (as reasonably estimated by the Borrowers) of less than $500,000; (f) [reserved]; (g) any Restricted Accounts; provided that if any Restricted Account ceases to be a Restricted Account, the Borrowing Agent shall promptly transfer (i) the amount in excess of the applicable thresholds set forth in clause (a) or (c) of the definition of Restricted Account to a Deposit Account or Securities Account that is subject to a Control Agreement or, if permitted by the definition of Restricted Account, to another Restricted Account and (ii) in the case of clause (b) of the definition of Restricted Account, the amount in any such Restricted Account to a Deposit Account or Securities B-10 140690.01141/153967960v.25

Account that is subject to a Control Agreement or, if permitted by the definition of Restricted Account, to another Restricted Account; and (h) rights in respect of directors and officer’s liability insurance and similar insurance. “Excluded Subsidiary” means any Subsidiary of Borrowers that is: (a) any Subsidiary that is not a wholly-owned subsidiary of the Borrowers and that is prohibited by any agreement existing on the date such Subsidiary was acquired or formed from being an obligor and for which the consent, approval or authorization of a Person (other than the Borrowers or any Subsidiary of the Borrowers) could not be obtained after commercially reasonable efforts, (b) a Foreign Subsidiary that is prohibited by any applicable law of the jurisdiction in which such Foreign Subsidiary is organized from being an obligor with respect to the Obligations, or which would require governmental (including regulatory) consent, approval, license or authorization to provide be an obligor with respect to the Obligations (unless such consent, approval, license or authorization has been received; it being understood and agreed that Borrowers have no obligation to obtain, or to cause any Subsidiary to obtain, any such consent, approval, license or authorization), or to the extent that it is not within the legal capacity of such Person to be an obligor with respect to the Obligations (whether as a result of financial assistance, corporate benefit, thin capitalization, capital maintenance, liquidity maintenance or similar legal principles) or the provision of such guaranty would conflict with the fiduciary duties of such Person’s directors or result in, or could reasonably be expected to result in, a material risk of personal or criminal liability for any officer or director of such Person, (c) a (i) Foreign Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code, (ii) Domestic Subsidiary of a CFC Holdco or (iii) CFC Holdco, in each case to the extent an IRC 956 Impact exists with respect to such Foreign Subsidiary, Domestic Subsidiary or CFC Holdco, or (d) any other Subsidiary to the extent the burden or cost of such Subsidiary providing a guaranty of the Obligations outweighs the benefit that would be afforded thereby as determined by Lender. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of Lender, its lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), or (ii) that are Other Connection Taxes; (b) United States federal withholding Taxes imposed on amounts payable to or for the account of such Recipient with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which such Recipient acquires such interest in the Loan or Commitment or changes its lending office, except in each case to the extent that, pursuant to Section 9.1 amounts with respect to such Taxes were payable either to such Recipient’s assignor immediately before such assignment or change of lending office; (c) Taxes attributable to such Recipient’s failure to comply with Section 9.1(e); and (d) any withholding Taxes imposed pursuant to FATCA. B-11 140690.01141/153967960v.25

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Fee Cap” has the meaning set forth in the Fee Letter. “Fee Letter” means that certain Second Amended and Restated Fee Letter, dated as of July 15, 2024the Amendment No. 3 Amendment Effective Date, between Borrowers and Lender. “Fiscal Year” means the fiscal year of Borrowers which ends on December 31st of each year. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the United States accounting profession), which are applicable to the circumstances as of the date of determination, in any case consistently applied. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), in each case, with jurisdiction over a Person or its property. “Grove” has the meaning set forth in the Preamble to this Agreement. “Gross Margin” means, for any period of determination, Revenue less the cost of goods sold, in each case recorded in accordance with GAAP. “Guaranty”, “Guaranteed” or to “Guarantee”, as applied to any Indebtedness, liability or other obligation, means (a) a guaranty, directly or indirectly, in any manner, including by way of endorsement (other than endorsements of negotiable instruments for collection in the ordinary course of business), of any part or all of such Indebtedness, liability or obligation, and (b) an agreement, contingent or otherwise, and whether or not constituting a guaranty, assuring, or intended to assure, the payment or performance (or payment of damages in the event of non-performance) of any part or all of such Indebtedness, liability or obligation by any means (including, the purchase of securities or obligations, the purchase or sale of property or services, or the supplying of funds). “Guarantors” has the meaning set forth in the Preamble to this Agreement. “Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement. B-12 140690.01141/153967960v.25

“Holdings” has the meaning set forth in the Preamble to this Agreement. “Indebtedness” means (without duplication), with respect to any Person, (a) all obligations or liabilities, contingent or otherwise, for borrowed money, (b) all obligations represented by promissory notes, bonds, debentures or the like, or on which interest charges are customarily paid, (c) all liabilities secured by any Lien on property owned or acquired, whether or not such liability shall have been assumed, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding (i) purchase price adjustments, working capital adjustments, earn-out obligations, holdbacks and similar deferred consideration except to the extent such obligation is reflected as a liability on the balance sheet of such Person in accordance with GAAP and has not been paid within thirty (30) days of becoming due and payable, (ii) trade payables, accrued expenses, current accounts, accruals for payroll and similar expenses (including accruals for director, officer or employee compensation), in each case, incurred in the ordinary course of business (including on an inter-company basis), (iii) purchase price holdbacks in respect of the portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller or to satisfy any liabilities in the ordinary course of business, (iv) any such obligations under ERISA and (v) prepaid and deferred revenue arising in the ordinary course of business), (f) all Capitalized Leases of such Person, (g) all obligations (contingent or otherwise) of such Person as an account party or applicant in respect of letters of credit and/or bankers’ acceptances, or in respect of financial or other hedging obligations, (h) obligations in respect of Disqualified Stock, (i) all principal outstanding under any synthetic lease, off-balance sheet loan or similar financing product, and (j) all Guarantees, endorsements (other than for collection in the ordinary course of business) and other contingent obligations in respect of the obligations of others in respect of clauses (a) through (i). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Information Certificate(s)” means (a) as of the Closing Date, the information certificate(s) annexed hereto and (b) as of any date after the Closing Date, the information certificate(s) described in the immediately foregoing clause (a) as most recently updated and delivered to Lender. “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks and trademark licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom. “Intercreditor Agreement” means that certain Intercreditor Agreement dated as of the Closing Date between Lender and Term Debt Agent and acknowledged by Borrowers. “Interest Period” has the meaning set forth in Section 2.1(b). “Interest Rate Election Notice” has the meaning set forth in Section 2.1(a). “Internal Revenue Code” means the Internal Revenue Code of 1986, and the regulations promulgated and rulings issued thereunder. B-13 140690.01141/153967960v.25

“Inventory Advance Rate” means the percentage(s) set forth in Section 1(b)(ii) of Schedule A. “Inventory Sublimit” means the amount(s) set forth in Section 1(d) of Schedule A. “Investment” means, as to any Person, any beneficial equity ownership in any other Person (including stock, partnership interest or other securities), or any loan, advance or capital contribution to any other Person. “Investment Grade Accounts” means, as to a Borrower, Accounts owned by such Borrower if the Account Debtor maintains an issuer credit rating of BBB or higher by S&P Global Ratings (or the equivalent from another nationally-recognized credit ratings agency). “Investment Grade Accounts Advance Rate” means the percentage set forth in Section 1(b)(i)(A) of Schedule A. “Investment Property” means the collective reference to (a) all “investment property” as such term is defined in Section 9-102 of the UCC, (b) all “financial assets” as such term is defined in Section 8-102(a)(9) of the UCC, and (c) whether or not constituting “investment property” as so defined, all Pledged Equity. “IRC 956 Impact” means any situation in which the issuance of a guaranty by, grant of a Lien by, or pledge of greater than two-thirds of the voting Equity Interest of a Foreign Subsidiary, CFC Holdco or Domestic Subsidiary of a CFC Holdco would reasonably be expected to result in material incremental income tax liability as a result of the application of Section 956 of the Internal Revenue Code, taking into account actual anticipated repatriation of funds, foreign tax credits and other relevant factors (as reasonably determined by Borrower in good faith). “Issuers” means the collective reference to each issuer of Investment Property. “Judgment Currency” has the meaning set forth in Section 6.2(b). “LC Collateral Account” means any Deposit Account or Securities Account (each as defined in the Code) that any Borrower or any Loan Party has established to cash collateralize any letters of credit required to be obtained to support any Borrower’s business operations in the ordinary course of business. “LC Line of Credit” means a line of credit established by Borrower or any Loan Party for the purpose of allowing, or the issuance of, one or more letters of credit to support any of the business operations of Borrowers and their Subsidiaries in the ordinary course of business. “Lender” has the meaning set forth in the Preamble to this Agreement. “Lender’s Bank” means the bank set forth in Section 5 of Schedule A. “Letter of Credit” has the meaning set forth in Section 1.1(a). “Letter of Credit Balance” means the sum of (a) the aggregate undrawn face amount of all outstanding Letters of Credit and (b) the aggregate amount of all Letter of Credit Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time. B-14 140690.01141/153967960v.25

“Letter of Credit Disbursement” has the meaning set forth in Section 1.5. “Letter of Credit Limit” means the amount set forth in Section 1(e) of Schedule A. “Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, charge, encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement in the nature of a security interest of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capitalized Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing. “Liquidity” means as of any date of determination, the sum of (a) Excess Availability as of such date plus (b) Qualified Cash as of such date plus (c) solely for the purposes of calculating Liquidity to determine Borrowers’ expense reimbursement obligations in connection with appraisals and valuations pursuant to Section 4.8, the Approved Equity Availability Amount as of such date.. “Loan Account” has the meaning set forth in Section 2.4. “Loan Documents” means, collectively, this Agreement and all notes, guaranties, security agreements, mortgages, certificates, landlord’s agreements, Lock Box and Blocked Account agreements the Fee Letter, the Collateral Pledge Agreements, the Intercreditor Agreement, the Subordination Agreements, and all other agreements, documents and instruments now or hereafter executed or delivered by any Borrower, any Loan Party in connection with, or to evidence the transactions contemplated by, this Agreement. “Loan Guaranty” means Section 8 of this Agreement. “Loan Limits” means, collectively, the Loan Limits for Revolving Loans and Letters of Credit set forth in Section 1 of Schedule A and all other limits on the amount of Loans and Letters of Credit set forth in this Agreement. “Loan Party” means, individually, any Borrower or any Guarantor; and “Loan Parties” means, collectively, Borrowers and Guarantors. “Loans” means, collectively, the Revolving Loans. “Lock Box” has the meaning set forth in Section 4.1. “Material Adverse Effect” means any event, act, omission, condition or circumstance which, which individually or in the aggregate, has had or could reasonably be expected to have a material adverse effect on (a) the business, operations, prospects, properties, assets or condition, financial or otherwise, of the Loan Parties (taken as a whole), (b) the ability of the Loan Parties (taken as a whole) to perform their obligations on a timely basis under the Loan Documents, or (c) the validity or priority of Lender’s security interests in the Collateral or Lender’s right to enforce any of its material rights and remedies with respect to the Obligations. “Material Contract” means any contract or agreement or series of related contracts or agreements to which a Borrower or any of its Subsidiaries is a party where the aggregate minimum contractual payment or consideration payable to or by such Borrower or such Subsidiary pursuant to the initial term of such contract or agreement on its face, or series of related contracts or agreements, exceeds $5,000,000. B-15 140690.01141/153967960v.25

“Maturity Date” means the Scheduled Maturity Date (or if earlier the Termination Date), or such earlier date as the Obligations may be accelerated in accordance with the terms of this Agreement (including without limitation pursuant to Section 7.2). “Maximum Lawful Rate” has the meaning set forth in Section 2.5. “Maximum Liability” has the meaning set forth in Section 8.9. “Maximum Revolving Facility Amount” means the amount set forth in Section 1(a) of Schedule A. “Monthly Average Outstanding” means, for any calendar month period commencing on the first day of the month of such period (or on the Closing Date with respect to the first month during the term of this Agreement), the average daily outstanding principal balance of the Revolving Loans and the Letter of Credit Balance during such period. “Monthly Financial Model” means a report substantially in the form of Exhibit G hereto to be signed by an Authorized Officer of Borrowing Agent. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. “Net Orderly Liquidation Value” with respect to Eligible Inventory means the net orderly liquidation value of such Eligible Inventory as determined by Lender from time to time based upon the most recent Inventory appraisal received by the Lender prepared by an appraiser, and in a manner acceptable to Lender. “NOLV Factor” means the quotient, expressed as a percentage, of (a) the Net Orderly Liquidation Value of Eligible Inventory divided by (b) the book value of Eligible Inventory, which will be adjusted monthly or at such other times as Lender shall determine in its Permitted Discretion. “Non-Investment Grade Accounts” means, as to a Borrower, all obligations owing to such Borrower and all rights to payment owing to such Borrower constituting Accounts that are not Investment Grade Accounts. “Non-Investment Grade Accounts Advance Rate” means the percentage set forth in Section 1(b)(iii)(B) of Schedule A. “Non-Paying Guarantor” has the meaning set forth in Section 8.10. “Non-U.S. Recipient” has the meaning set forth in Section 9.1(e)(ii). “Notice of Borrowing” has the meaning set forth in Section 1.4. “Obligations” means all present and future Loans, advances, debts, liabilities, fees, expenses, obligations, guaranties, covenants, duties and indebtedness at any time owing by any Borrower or any Loan Party to Lender, whether evidenced by this Agreement or any other Loan Document and whether arising from an extension of credit, opening of a Letter of Credit, guaranty, indemnification or otherwise, whether direct or indirect (including those acquired by assignment and any participation by Lender in Borrowers’ indebtedness owing to others), whether absolute or B-16 140690.01141/153967960v.25 contingent, whether due or to become due, and whether arising before or after the commencement of a proceeding under the Bankruptcy Code or any similar statute. “Organic Documents” means, with respect to any Person, the certificate of incorporation, articles of incorporation, certificate of formation, certificate of limited partnership, by-laws, operating agreement, limited liability company agreement, limited partnership agreement or other similar governance document of such Person. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment. “Overadvance” has the meaning set forth in Section 1.7(a). “Participant” has the meaning set forth in Section 10.10. “Participant Register” has the meaning set forth in Section 10.10. “Passport 6.0” means the electronic and/or internet-based system approved by Lender for the purpose of making notices, requests, deliveries, communications, and for the other purposes contemplated in this Agreement or otherwise approved by Lender, whether such system is owned, operated or hosted by Lender, any of its Affiliates or any other Person. “Paying Guarantor” has the meaning set forth in Section 8.10. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Act” means the Pension Protection Act of 2006. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA, and any sections of the Code or ERISA related thereto that are enacted after the date of this Agreement. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by a Loan Party and or ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permitted Acquisition” means any acquisition so long as: B-17 140690.01141/153967960v.25

(a) Borrowers shall have given written notice of any such proposed acquisition no less than fifteen (15) days (or such lesser period agreed by Lender in writing) prior to the consummation thereof together with (i) the pro forma calculations contemplated by clause (c) below and (ii) a copy of any proposed acquisition agreement or letter of intent (if available); (b) (1) no Event of Default or Default has occurred and is continuing or would exist immediately after giving effect to such transaction and (2) such transaction closes in accordance with the definitive acquisition agreement thereof without any amendment or waiver to any provision thereof that is adverse to the interests of the Lender; (c) Borrowers would be in compliance with the covenants set forth in Section 5.25 of this Agreement as of the most recently completed period ending prior to such acquisition for which the financial statements and Compliance Certificate required by Section 5.15 of this Agreement were required to be delivered, after giving pro forma effect to such acquisition and to any other event occurring after such period as to which pro forma recalculation is appropriate (including any other acquisition described in this definition occurring after such period) as if such acquisition (and the occurrence or assumption of any Indebtedness in connection therewith) had occurred as of the first day of such period;[reserved]; (d) to the extent that any such Permitted Acquisition involves a merger of a Borrower, (i) such Borrower shall be the surviving entity following the closing of such transaction or (ii) if the Person formed by or surviving any such transaction is not a Borrower (any such Person, the “Successor Borrower”), (A) the Successor Borrower shall be an entity organized or existing under the laws of the U.S., any state thereof or the District of Columbia and (B) the Successor Borrower shall expressly assume the Obligations of the Borrowers in a manner reasonably satisfactory to Lender, including Lender’s reasonable satisfaction with the continuation of the Liens and security interests granted under the Loan Documents and the perfection of the same as of the date on which any such transaction is consummated, inclusive of any relevant Control Agreements as may be required pursuant to the terms hereof) together with customary searches (OFAC, credit, judgment, lien, bankruptcy, UCC, litigation, etc.) and Lender’s satisfaction with the results of the same in its sole discretion (acting reasonably); provided, that if the foregoing conditions under clauses (A) and (B) are satisfied, the Successor Borrower will succeed to, and be substituted for, such Borrower under this Agreement; (e) if such acquisition involved the acquisition of any Equity Interests in any Person, then such Person shall be made a Loan Party in accordance with the timing and other requirements set forth in Section 3.3 hereof (except to the extent the same would constitute an Excluded Subsidiary); (f) while any Obligations remain outstanding, the total consideration (as reasonably estimated by Borrowers on the date of execution of the definitive document therefor) for all Permitted Acquisitions consummated after the Amendment No. 3 Effective Date shall not in the aggregate exceed five million dollars ($5,000,000) in cash or Cash Equivalents (provided that any cash or Cash Equivalents raised by Acquisition Financing within the ninety (90) days immediately preceding such Permitted Acquisition shall not be deemed to be cash or Cash Equivalents that are subject to such limitation); (g) with respect to the acquisition of Equity Interests, as of the date any Loan Party enters into any agreement to acquire any acquisition target or its business or any agreement obligating any Loan Party to acquire the same, the acquisition target (x) has been generating operating B-18 140690.01141/153967960v.25 revenue for at least two (2) years prior and (y) has a positive Gross Margin based on the immediately preceding full calendar quarter; (h) immediately before and after giving effect to such acquisition Borrowers and the other Loan Parties shall have Liquidity in an amount of not less than $10,000,000 and Excess Availability of not less than $2,500,000seven million dollars ($7,000,000); (i) any acquired entity shall be in a similar or related line of business as that of Borrowers as conducted during the current and most recently concluded calendar year; (j) any Indebtedness incurred, assumed by or otherwise guaranteed by any Loan Party in connection with such acquisition shall otherwise comply with the definition of Permitted Indebtedness; and (k) no assets acquired in any such transaction(s) shall be included in the Borrowing Base until Lender has received a field examination and/or appraisal of such assets, in form and substance reasonably acceptable to Lender. “Permitted Assignee” means (a) any direct or indirect Affiliate of the Lender; (b) a federal or state chartered bank, a United States branch of a foreign bank, an insurance company, or any finance company generally engaged in the business of making commercial loans; (c) any fund that is administered or managed by the Lender, an Affiliate of the Lender or a related entity; and (d) any Person to whom the Lender assigns its rights and obligations under this Agreement as part of an assignment and transfer of the Lender’s rights in and to a material portion of the Lender’s portfolio of asset-based credit facilities. “Permitted Discretion” means a determination made by Lender in the exercise of reasonable (from the perspective of an asset-based secured lender) business judgment exercised in good faith. “Permitted Holders” means (i) all Persons that own Class B common stock of Holdings on the Closing Date and their Affiliates, (ii) Virgin and its Affiliates, (iii) Yorkville and its Affiliates, (iv) the directors, managers, officers, employees and consultants of the Borrowers and their Subsidiaries (and any estate, trust, guardianship, custodianship, or other fiduciary arrangement for the primary benefit of one or more of such Persons and/or their spouses, former spouses, domestic partners or former domestic partners, lineal descendants (natural or adopted)), (v) any Person who is acting solely as an underwriter in connection with a public or private offering of Equity Interests of Holdings or any parent entity, acting in such capacity and (vi) any “group” (as such term is used in Sections 13(d)-3 and 13(d)-5 and 14(d) of the Exchange Act), the members of which include any of the other Permitted Holder. “Permitted Indebtedness” means: (a) Indebtedness in favor of Lender arising under this Agreement or any other Loan Document; (b) Indebtedness existing on the Closing Date and disclosed in Section 46 of the Information Certificate; (c) Indebtedness consisting of: B-19 140690.01141/153967960v.25

(i) the Term Debt Permitted Indebtedness so long as the same is subject to the Intercreditor Agreement[reserved]; (ii) Permitted Investments allowed pursuant to clause (f) of the definition of Permitted Investments; (iii) Capital Lease Obligations to finance the acquisition, repair, improvement or construction of fixed or capital assets of any Loan Party or any Subsidiary and other purchase money obligations for fixed or capital assets within the limitations set forth in clause (c) of the definition of Permitted Liens provided such Indebtedness does not exceed the lesser of the cost or fair market value of the assets financed with such Indebtedness plus the cost of installation, prepaid maintenance and fees and costs and expenses in connection with the acquisition, replacement, repair, maintenance, construction, improvement, assumption or installation of such assets; (d) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business, provided that such Indebtedness is promptly extinguished; (e) Indebtedness arising in connection with endorsement of instruments for deposit or endorsement of negotiable instruments in the ordinary course of business; (f) Indebtedness of Loan Parties and their Subsidiaries that may be deemed to exist in connection with agreements providing for warranty obligations entered into in the ordinary course of business; (g) Indebtedness of Loan Parties and their Subsidiaries arising from customary cash management services, including treasury, depository, overdraft, electronic funds transfer, cash pooling arrangements, netting services, merchant services and other similar arrangements, or in connection with any automated clearinghouse transfer of funds, in the ordinary course of business; (h) Indebtedness under any LC Line of Credit so long as (i) the aggregate commitment under all LC Lines of Credit does not exceed $18,000,000; (ii) the obligations under any LC Line of Credit shall not be secured by any property or assets of any Loan Party or any Subsidiary other than cash or Cash Equivalents held in deposit accounts pledged to the lenders under such LC Lines of Credit in an amount not to exceed the commitment under the applicable LC Line of Credit and (iii) the sum of (y) total commitments under all LC Lines of Credit plus (z) amounts held in LC Collateral Accounts shall not exceed the amount set forth in the immediately preceding clause (h)(i); (i) Indebtedness of Loan Parties and their Subsidiaries arising from credit cards maintained with third parties in the ordinary course of Loan Parties’ or their Subsidiaries’ business; provided, that the sum of all Indebtedness under any LC Line of Credit described in clause (h) and those credit cards described in this clause (i) do not exceed $18,000,000 in the aggregate at any time outstanding; (j) Indebtedness owed to any Person in connection with property, casualty, liability, business interruption, directors and officers or other insurance obtained by any Loan Party or its Subsidiaries, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance and such Indebtedness is not secured by B-20 140690.01141/153967960v.25 any property or assets of any Loan Party or any of its Subsidiaries other than the unpaid premium amounts with respect to such insurance; (k) Subordinated Debt in an amount not to exceed $75,000,000 in the aggregate at any time outstanding; (l) intercompany Indebtedness (i) among the Loan Parties, (ii) between any Loan Party and any Subsidiary or (iii) among the Subsidiaries, in the case of clauses (i), (ii) or (iii), to the extent constituting a Permitted Investment; provided, that as to any such Indebtedness described in this clause (l), (x) any such Indebtedness owed by a Loan Party to a non-Loan Party shall be unsecured, and (y) any Indebtedness owed by a Loan Party to a non-Loan Party or by a Loan Party to any other Person (including any Loan Party, but excluding any other Loan Party) shall be subject to a Subordination Agreement reasonably satisfactory to Lender; (m) Indebtedness of any Person that becomes a Subsidiary after the Closing Date and assumed in connection with a Permitted Acquisition or other Permitted Investment, provided that: (x) the aggregate principal amount of Indebtedness incurred in reliance on this clause (m) shall not exceed the aggregate sum of $5,000,000 at any time outstanding and (y) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary; (n) Indebtedness incurred with respect to any Hedging Agreement in the ordinary course of business; (o) Indebtedness consisting of guaranty obligations incurred in the ordinary course of business in respect of obligations to or of suppliers, customers, franchisees, lessors, licensees, sublicensees or distribution partners to the extent constituting a Permitted Investment; (p) to the extent constituting Indebtedness, (i) obligations arising under indemnity agreements to title insurers to cause such title insurers to issue title insurance policies and (ii) deferred purchase price of services owing or accrued for the benefit of directors, officers, employees or consultants, including any pension or other employee benefit plan obligations and liabilities incurred by the Loan Parties and their Subsidiaries, in each case, in the ordinary course of business; (q) Indebtedness in respect of (i) worker’s compensation, health, disability or other types of social security benefits, unemployment or other insurance obligations and reclamation and statutory obligations, in each case incurred in the ordinary course of business and (ii) letters of credit, bank guarantees or similar instruments for the account of any Loan Party or any Subsidiary in the ordinary course of business supporting obligations of the type set forth in clause (i) above; (r) Indebtedness arising from (i) take or pay obligations contained in supply agreements in the ordinary course of business and (ii) obligations to reacquire assets or inventory in connection with customer financing arrangements in the ordinary course of business; (s) Indebtedness consisting of promissory notes issued by any Loan Party or any Subsidiary of any Loan Party to current or former directors, employees and other service providers of any Loan Party or any Subsidiary (or their respective spouses, former spouses, successors, executors, administrators, heirs, legatees or distributees) to finance the redemption, purchase or other acquisition or retirement for value by Holdings of its Equity Interests; provided, at the time of the issuance of such B-21 140690.01141/153967960v.25 promissory note, such redemption, purchase or other acquisition or retirement is otherwise permitted by this Agreement, in an aggregate amount not to exceed $1,000,000; (t) Indebtedness arising from agreements of a Loan Party or a Subsidiary providing for indemnification, adjustment of purchase price or other similar obligations (including contingent “earn-outs” and deferred consideration), in each case, incurred or assumed in connection with any Permitted Acquisition or other Permitted Investment; (u) unsecured Indebtedness not otherwise enumerated herein not to exceed $5,000,000 in the aggregate at any time outstanding; and Indebtedness issued, incurred or otherwise obtained in exchange for, or to extend, renew, replace, redeem, repurchase, defease, restructure, repay or refund Indebtedness incurred pursuant to clauses (b), (c)(iii) and (m) of this definition so long as such refinancing Indebtedness (i) is in an original aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being refinanced, except by an amount equal to unpaid accrued interest and premium (including tender premium), make-whole amounts or penalties thereon, defeasance costs, underwriting discounts and other reasonable amounts paid and fees, commissions and expenses (including upfront fees, original issue discount and initial yield payments) incurred in connection with the incurrence of such refinancing Indebtedness, (ii) repays, defeases or satisfies and discharges in full the Indebtedness being refinanced on the date such refinancing Indebtedness is issued, incurred or obtained and (iii) is not secured by a Lien against any property or assets of Loan Parties or any Subsidiary other than those Liens that secured such Indebtedness prior to such repayment, defeasance or satisfaction and discharge and the proceeds and products thereof and the accessions thereto. “Permitted Investments” means: (a) Investments existing on the Closing Date disclosed in the Information Certificate(s); (b) Investments constituting cash and Cash Equivalents (or that were Cash Equivalents at the time the original investment was made), provided such cash and Cash Equivalents are in accounts which are subject to a Control Agreement in favor of Lender to the extent required under the terms of this Agreement; (c) Investments accepted in connection with Permitted Transfers; (d) Investments by (i) a Loan Party in or to other Loan Parties, (ii) a Subsidiary that is not a Loan Party in or to other Subsidiaries or Loan Parties and (iii) a Loan Party in or to Subsidiaries that are not Loan Parties in an amount not to exceed, $500,000 per fiscal year at any time outstanding in the aggregate for all such Investments; (e) Investments in joint ventures or strategic alliances in the ordinary course of any Loan Party’s or any Subsidiary’s business, provided that any cash investments by Loan Parties and their Subsidiaries do not exceed $500,000 in the aggregate in any fiscal year and further provided that if any Loan Party holds a majority interest in any such joint venture, such Person shall have become a Loan Party; (f) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and B-22 140690.01141/153967960v.25 other disputes with, customers or suppliers arising in the ordinary course of Loan Parties’ and their Subsidiaries’ business; (g) Investments consisting of the purchase of fixed or capital assets in an amount not to exceed $1,000,000 per fiscal year; (h) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (i) Investments consisting of extensions of credit to customers and suppliers in the nature of account receivables in the ordinary course of business arising from the sale or lease of goods, provision of services or licensing activities of property; (j) stock options or other equity awards granted to key employees or directors as a performance incentive under an equity incentive plan subject to the other terms and conditions hereof and provided, that no dividend or any other payment is made on account thereof or any shares issued on the exercise thereof except to the extent permitted under Section 5.25(i); (k) performance guarantees incurred in the ordinary course of business or consistent with industry practice; (l) Investments consisting of Permitted Acquisitions; (m) Subject to Section 3.3, Investments consisting of the creation of a Subsidiary for the sole purpose of consummating a Permitted Acquisition or any other Permitted Investment; (n) to the extent constituting an Investment, any (i) Permitted Transfer, (ii) Permitted Indebtedness or (iii) transactions permitted under Section 5.25(i) or Section 5.25(n); (o) to the extent constituting an Investment, non-cash consideration received in the settlement of any litigation or claims; (p) subject to Section 3.3, Investments to the extent such Investments otherwise constituted a Permitted Investment pursuant to the express terms hereof and any increase reflects an increase in the value thereof; (q) Investments consisting of travel and entertainment advances and employee relocation loans and advances and other employee loans and advances in the ordinary course of business; (r) the consummation of the transactions contemplated by this Agreement, and the other Loan Documents and the Equity Grant Documents (as defined in the Term Debt Loan Agreement); (s) Investments consisting of Permitted Licenses; (t) to the extent constituting an Investment, the deferred purchase price of services owing to or accrued for the benefit of directors, officers, employees or consultants, including any pension or other employee benefit plan obligations and liabilities incurred by the Loan Parties and their Subsidiaries in the ordinary course of business; (u) guarantees of obligations of suppliers, customers, franchisees and licensees of Loan Parties and their Subsidiaries, in each case, in the ordinary course of business; B-23 140690.01141/153967960v.25

(v) Investments in any Subsidiary in connection with intercompany cash management arrangements and related activities in the ordinary course of business; (w) Investments (i) constituting deposits, prepayments and/or other credits to suppliers, (ii) made in connection with obtaining, maintaining or renewing client and customer contracts and/or (iii) in the form of advances made to distributors, suppliers, licensors and licensees, in each case, in the ordinary course of business; (x) (i) Investments of the Loan Parties and their Subsidiaries in any Subsidiary acquired after the Closing Date, or of any Person acquired by, or merged into or consolidated or amalgamated with, any Loan Party or any Subsidiary after the Closing Date, in each case as part of a Permitted Acquisition or other Permitted Investment and (ii) any modification, replacement, renewal or extension of any Investment permitted under clause (i) above so long as no such modification, replacement, renewal or extension thereof increases the amount of such Investment except as otherwise permitted hereby; (y) Investments in an amount not to exceed the amount of any capital contributions or other proceeds of any issuance of Equity Interests (other than in respect of Disqualified Stock) received as cash equity by any Loan Party or any Subsidiary to the extent not otherwise applied to make distributions pursuant to Section 5.25(i)(viii); and (z) other Investments in an aggregate outstanding amount not to exceed $1,000,000. “Permitted Issuance” means any (a) issuance, re-issuance, stock-split, reverse-split, issuance of treasury stock, or (b) redemption or retirement of stock so long as such redemption or retirement of stock is permitted pursuant to the terms of Section 5.25(i). “Permitted Licenses” means non-exclusive licenses, sublicenses and similar arrangements for the use of the property of the Loan Parties or their Subsidiaries in the ordinary course of business, but excluding any such license, sublicense or arrangement pursuant to which a Loan Party or its Subsidiaries incurs any payment obligations (excluding inchoate indemnity obligations) to any Person. “Permitted Liens” means (a) (i) Liens existing on the Closing Date and disclosed in the Information Certificate(s) and the replacement, extension or renewal thereof in connection with clause (v) of the definition of Permitted Indebtedness in respect of the Indebtedness (or the replacement, extension or renewal of the obligation) secured thereby; provided, that in connection with this clause (i), such Lien shall not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Permitted Indebtedness and (B) proceeds and products thereof, accessions thereto and improvements or repairs thereon; (b) Liens for taxes, fees, assessments or other governmental charges or levies that (i) are not yet due and payable, or (ii) are delinquent and for which Loan Parties or their Subsidiaries maintain adequate reserves in accordance with GAAP; (c) Liens (i) upon or in any fixed or capital asset acquired or held by Loan Parties or any of their Subsidiaries to secure the price for the acquisition, repair, improvement or construction of such asset in an aggregate amount not to exceed $5,000,000 outstanding at any time, or (ii) existing on such assets at the time of their acquisition, repair, improvement or construction, provided B-24 140690.01141/153967960v.25 that with respect to clauses (i) and (ii), the Lien is confined solely to the property so acquired, improvements thereon, and the products and proceeds of such assets, after-acquired property that is affixed or incorporated into the property covered by such Lien, accessions thereto and repairs thereon (it being understood that individual financings of the type permitted under clause (c)(iii) of the definition of Permitted Indebtedness provided by any Person may be cross-collateralized to other financings of such type provided by such Person or its Affiliates); provided further that the same have no priority over Lender’s Lien in the Collateral (other than with respect to such property described in this clause (c)) and do not encumber the Collateral (other than with respect to such property described in this clause (c)); (d) Liens on any LC Collateral Accounts or to secure any obligations under any LC Line of Credit or any credit cards so long as the same are in compliance with the provisions of clause (h) and clause (i) of the definition of “Permitted Indebtedness”; (e) Permitted Licenses; (f) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 7.1(d) and pledges or cash deposits made in lieu of, or to secure the performance of, judgment or appeal bonds in respect of such judgments and proceedings; (g) Liens in favor of other financial institutions arising in connection with Loan Parties’ or their Subsidiaries’ Deposit Accounts or Securities Accounts held at such institutions to secure standard fees for services charged by, but not financing made available by such institutions and Liens in favor of collecting banks arising under Section 4-210 of the UCC or any similar applicable law; (h) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods; (i) Liens on insurance proceeds in favor of insurance companies granted solely as security for financed premiums; (j) Liens on deposits securing obligations with suppliers entered into in the ordinary course of business; (k) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business; provided, that such Liens attach only to those properties and assets stored or located at such locations and (i) secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same, (ii) are not overdue by more than sixty (60) days, or (iii) are being contested in good faith by appropriate proceedings and for which adequate reserves have been made in accordance with GAAP; (l) Term Debt Permitted Liens so long as the Intercreditor Agreement remains in full force and effect[reserved]; (m) Liens to secure workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA); (n) the title and interest of lessors or sublessors pursuant to leases or subleases (including operating leases) of real property granted in the ordinary course of a Loan Party’s or a Subsidiary’s business (and precautionary UCC filings with respect thereto) (or, if referring to another B-25 140690.01141/153967960v.25

Person, in the ordinary course of such Person’s business), and leases, subleases, granted in the ordinary course of a Loan Party’s or a Subsidiary’s business (or, if referring to another Person, in the ordinary course of such Person’s business), including any lessor or sublessor’s interest in any security deposit provided under any such lease or sublease; (o) Liens consisting of minor imperfections of title and easements, rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other similar restrictions, charges, encumbrances or title defects affecting real property which, in the aggregate, do not materially detract from the value of the property subject thereto or materially interfere with the conduct of the business conducted at the property subject to such encumbrance; (p) Liens on the Equity Interests of any joint venture entity in the form of a transfer restriction, purchase option, call, rights of first refusal, tag and drag or similar right in connection with a joint venture; (q) Liens granted under the Loan Documents; (r) Liens on any cash and Cash Equivalent earnest money deposits made in connection with any letter of intent or purchase agreement entered into with respect to a Permitted Acquisition or other Permitted Investment; (s) Liens consisting of security deposits in connection with leases, utility services and similar transactions entered into in the ordinary course of business; (t) Liens (i) on property or assets of a Person existing at the time such Person is acquired or merged with or into or consolidated with any Loan Party or Subsidiary; provided, that such Liens (A) do not extend to property not subject to such Liens at the time of acquisition (other than (x) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Permitted Indebtedness and (y) proceeds and products thereof, accessions thereto and improvements or repairs thereon (it being understood that individual financings of the type permitted under clause (c)(iii) of the definition of Permitted Indebtedness provided by any Person may be cross-collateralized to other financings of such type provided by such Person or its Affiliates)) and (B) are not created in anticipation or contemplation of such acquisition, merger or consolidation and (ii) securing Indebtedness permitted to be incurred under clause (m) of the definition of Permitted Indebtedness; and (u) Liens securing Subordinated Debt not in excess of the amounts permitted pursuant to clause (k) of the definition of Permitted Indebtedness. “Permitted Transfers” has the meaning set forth in Section 5.25(d). “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, government or any agency or political division thereof, or any other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained by any Loan Party or any such plan to which any Loan Party (or with respect to any plan subject to Section 412 or 430 of the Code or Section 302 or Title IV of ERISA, any ERISA Affiliate) is required to contribute. B-26 140690.01141/153967960v.25

“Pledged Equity” means Pledged Securities (as defined in the Closing Date Collateral Pledge Agreement). “Prepayment Event” means any casualty or other insured damage to, or any taking or by condemnation or similar proceeding of, any Inventory of any of any Loan Party with an aggregate fair value immediately prior to such event equal to or greater than $500,000 in any Fiscal Year. “Protective Advances” has the meaning set forth in Section 1.3. “Qualified Cash” of any Borrower, means cash or Cash Equivalents of such Borrower, (a) that are not, and are not required to be, designated as “restricted” on the financial statements of such Borrower (other than as a result of the Liens permitted under clause (b) below) and (b) in which no Person other than Lender has a first priority Lien (other than as provided in clause (g) of Permitted Liens), and (c) that are held in a Deposit Account or Securities Account that is subject to a Control Agreement in favor of the Lender or, for a period of 30 days after the Amendment No. 2 Effective Date (or such longer period as Lender may agree), any other Deposit Account or Securities Account of a Borrower that is required to be subject to a Control Agreement in favor of Lender within 30 days of the Amendment No. 2 Effective Date (or such longer period as Lender may agree). “Recipient” means any Lender. “Register” has the meaning set forth in Section 10.9(a). “Released Parties” has the meaning set forth in Section 6.2. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived. “Reserves” has the meaning set forth in Section 1.2. “Restricted Accounts” means (a) any Deposit Account or Securities Account so long as the balance in such accounts, individually and in the aggregate for all such accounts, does not have an average three (3) Business Day balance in excess of $300,000, (b) any Deposit Account that is solely used for (i) purposes of funding payroll, payroll taxes or employee wage and benefit payments, (ii) taxes required to be collected, remitted or withheld (including, without limitation, federal and state withholding taxes (including the employer’s share thereof)), (iii) funds held in trust, in escrow, as a fiduciary or an amount on deposit for any other Person or (iv) funds constituting cash collateral for Permitted Liens (including any LC Collateral Account) and (c) Deposit Accounts with merchant processors (including PayPal, Stripe, and other similar processors) (“Merchant Processing Accounts”) so long as Borrowers transfer all the funds which are in excess of $2,000,000 in the aggregate to a Deposit Account over which Lender has a Control Agreement within five (5) Business Days of the funds in such Merchant Processing Accounts exceeding $2,000,000 in the aggregate. “Restricted Payment” has the meaning set forth in Section 5.25(i). “Revenue” means, for any Person, “net revenue” of such Person as determined in accordance with GAAP (consistently applied) from the sale of finished goods Inventory or services. “Revolving Loans” has the meaning set forth in Section 1.1(a). B-27 140690.01141/153967960v.25

“Scheduled Maturity Date” means the date set forth in Section 6 of Schedule A. “Scheduled Unavailability Date” has the meaning set forth in Section 2.1(e). “Securities Account” means any “securities account” as defined in the UCC. “Securities Act” means the Securities of Act of 1933, as amended. “Servicer” means Siena Lending Group LLC, a Delaware limited liability company, in its a capacity as servicer. “Slow-Moving Inventory” means Inventory that is (i) over 24 months old from date of receipt or (ii) in quantities exceeding the last 24 months’ sales by unit. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR-Based Rate” means SOFR or Term SOFR. “SOFR Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Stated Rate” has the meaning set forth in Section 2.5. “Subordinated Debt” means any Indebtedness incurred by Borrowers and the other Loan Parties that is subordinated to the Obligations pursuant to a Subordination Agreement. “Subordination Agreement” means (a) any subordination, intercreditor, or other similar agreement in form and substance satisfactory to Lender in its sole discretion (acting reasonably) entered into between Lender and the other creditor, or (b) subordination language set forth in a Subordinated Debt Document that is in form and substance satisfactory to Lender in its sole discretion (acting reasonably) whereby, in each case, a Person subordinates the Indebtedness of any Loan Party to such Person and any Liens associated therewith to the Obligations and Lender’s Liens on the Collateral. “Subordinated Debt Documents” means any documents, instruments or agreements which evidence the Subordinated Debt or pursuant to which the Subordinated Debt was issued or is governed, in each case as amended, modified, supplemented or restated from the time to time, in accordance with the terms of this Agreement and the applicable Subordination Agreement. “Subsidiary” means any corporation or other entity of which a Person owns, directly or indirectly, through one or more intermediaries, more than 50% of the Equity Interests at the time of determination. Unless the context indicates otherwise, references to a Subsidiary shall be deemed to refer to a Subsidiary of Borrowers. B-28 140690.01141/153967960v.25

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Debt Agent” means Ocean II PLO LLC, a California limited liability company, in its capacity as agent for the Term Debt Lenders under the Term Debt Documents, together with its successors and permitted assigns. “Term Debt Documents” means, collectively, (i) the Term Debt Loan Agreement, and (ii) the Loan Documents (as defined in the Term Debt Loan Agreement). “Term Debt Lenders” means each of the financial institutions from time to time party to the Term Debt Loan Agreement and the other Term Debt Documents as lenders. “Term Debt Loan Agreement” means the Loan and Security Agreement dated as of December 21, 2022 by and between Term Debt Agent, Term Debt Lenders, and Borrowers, as such agreement is in effect on the Closing Date or as amended, restated, amended and restated, supplemented or modified in accordance with the terms of the Intercreditor Agreement. “Term Debt Permitted Indebtedness” means the Indebtedness evidenced by the Term Debt Documents in an aggregate principal amount outstanding at any time not to exceed the Maximum Priority Term Loan Debt (as defined in the Intercreditor Agreement). “Term Debt Permitted Liens” means, collectively all Liens in favor of the Term Debt Lenders securing the Term Debt Permitted Indebtedness. “Term SOFR” means the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for a tenor of one month has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for one month as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for one month was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, if the Term SOFR determined as provided above would be less than 2.75%, then Term SOFR shall be deemed to be 2.75%. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Lender in its reasonable discretion). “Term SOFR Loan” means each portion of a Loan that bears interest at a rate determined by reference to Term SOFR. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Term SOFR Successor Rate” has the meaning set forth in Section 2.1(e). B-29 140690.01141/153967960v.25

“Termination Date” means the date on which (a) all of the outstanding Loans, together with accrued and unpaid interest thereon, have been paid in full in cash, (b) all outstanding Letters of Credit have expired or have been terminated or cancelled (or alternatively, with respect to each such Letter of Credit, the Lender has been furnished with a cash deposit, or a back-up standby letter of credit reasonably satisfactory to the Lender, in an amount equal to 103% of the Letter of Credit Balance as of the date of such payment), (c) all other reimbursable expenses and other Obligations (other than contingent indemnification obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon (if any), have been paid in full in cash and (d) all of Lender’s lending commitments under this Agreement and under each of the other Loan Documents have been terminated. “Transfer” has the meaning set forth in Section 5.25(d). “UCC” means, at any given time, the Uniform Commercial Code as adopted and in effect at such time in the State of New York; provided, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Lender’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions. “Virgin” means Virgin Group Acquisition Sponsor II LLC and Corvina Holdings Limited. “Yorkville” means YA II PN, LTD., a Cayman Islands exempt limited partnership. “Yorkville Facility” means the arrangement under the Yorkville Purchase Agreement pursuant to which, as of the date thereof, provided for the right of Holdings to issue and sell to Yorkville up to $100,000,000 of Holdings’ shares of Class A common stock. “Yorkville Purchase Agreement” means the Standby Equity Purchase Agreement dated as of July 18, 2022 between YA II PN, Ltd., a Cayman Islands exempt limited partnership and Holdings. “Yorkville Purchase Agreement Availability Amount” means, as of any date of determination, the aggregate purchase price of the Shares (as defined in the Yorkville Purchase Agreement) available to be purchased by the Investor pursuant to (and as defined in) the Yorkville Purchase Agreement calculated as if such Closing (as defined in the Yorkville Purchase Agreement) were to have been consummated on the date of such calculation; provided, that if (a) any of the conditions precedent to the right of the Borrowers to deliver an Advance Notice pursuant to (and as defined in) the Yorkville Purchase Agreement, including pursuant to Section 7.01 thereof, could not reasonably be satisfied as of the date of such calculation, or (b) the Investor could be excused from, or could not reasonably be expected to comply with, its obligations to purchase such outstanding Shares, then the Equity Line of Credit Availability shall be deemed to be $0. B-30 140690.01141/153967960v.25

Schedule C [Reserved] C-1 140690.01141/153967960v.23 140690.01141/153967960v.5

D-1 140690.01141/153967960v.23 140690.01141/153967960v.5 Monthly (no later than the 20th day of each fiscal month or such later time as Lender shall agree in its sole discretion); provided, however, that duringif at any time at which (x) Borrowers’ Liquidity is less than $10,000,000 or (y) Excess Availability is less than $2,500,0007,000,00 0, such reporting shall be delivered no later than the earlier of (a) the second Business Day of each week (based on the previous week then-ended) or (b) the date of each Revolving Loan requested  a detailed fiscal month-end (or week-end, as applicable) aging, by total, of Borrowers’ Accounts, together with a monthly Account roll-forward with respect to Borrowers’ Accounts, in a format acceptable to Lender in its discretion, tied to the beginning and ending Account balances of Borrowers’ general ledger (delivered electronically in an acceptable format)  a fiscal month-end (or week-end, as applicable) summary aging, by vendor, of each Loan Party’s accounts payable and any book overdraft and an aging, by vendor, of any held checks (delivered electronically in an acceptable format)  a fiscal month-end (or week-end, as applicable) detailed Inventory perpetual report with respect to Borrowers’ Inventory together with a listing by category and location of Inventory (delivered electronically in an acceptable format)  a detailed calculation of Inventory of Borrowers that is not eligible for the Borrowing Base (delivered electronically in an acceptable format).  At any time Excess AvailabilityLiquidity is less than $5,000,0007,000,000 and upon Lender’s request, copies of invoices together with corresponding shipping and delivery documents, and credit memos together with corresponding supporting documentation, with respect to invoices and credit memos in excess of $100,000 (or such other amount as determined in Lender’s Permitted Discretion, from time to time)  Calculation of the unused commitment/amount available for purchase under the Yorkville Purchase Agreement  a reconciliation of Accounts, trade accounts payable, and Inventory of Borrowers’ fiscal month-end general ledger accounts to its monthly financial statements including any book reserves related to each category  a monthly (or weekly, as applicable) sales backlog report  a detailed list of all accruals at calendar month-end (or week-end, as applicable)  a monthly (or weekly, as applicable) report of sales tax accruals No later than the date that is 45 days after the Closing Date Monthly (no later than the 30 days after the end of each calendar  a historical financial model for Passport 6.0, (i) in the form delivered by Borrowers to Lender prior to the Closing Date (it being understood that a form substantially similar to the form attached hereto as Exhibit G shall be acceptable) or (ii) in another form reasonably satisfactory to Lender  the unaudited interim financial statements of each Loan Party as of the end of such month and of the portion of such Fiscal Year then elapsed  a Monthly Financial Model and trial balance (referred to as the “FTA”) for Schedule D Provide Lender with each of the documents set forth below at the following times in form satisfactory to Lender:

D-2 140690.01141/153967960v.23 140690.01141/153967960v.5 Yearly (no later than 120 days after the end of each Fiscal Year of Borrowers), as set forth in Section 5.15(a)  unqualified, audited financial statements of each Loan Party as of the end of such Fiscal Year  a Compliance Certificate Yearly (no later than 60 days after the end of each Fiscal Year of Borrowers), as set forth in Section 5.15(d) Bi-Annually (in January and in July of each calendar year)  quarterly business projections for the following Fiscal Year for the Loan Parties on a consolidated basis month), as set forth in Section 5.15(b)  a detailed list of each Loan Party’s retail customers, with address and contact information  a detailed list of each Loan Party’s material vendors, with address and contact information  an updated Information Certificate(s), true and correct in all material respects as of the date of delivery, accompanied by a certificate executed by an Authorized Officer of Borrowers and substantially in the form of Exhibit F hereto (it being understood and agreed that no such update shall serve to cure any existing Event of Default, including any Event of Default resulting from any failure to provide any such disclosure to Lender on an earlier date or any breach of any earlier made representation and/or warranty). Promptly upon (but in no event later than two Business Days after) delivery or receipt, as applicable, thereof  copies of any and all written notices (including notices of default or acceleration), reports and other deliveries received by or on behalf of any Loan Party from or sent by or on behalf of any Loan Party to, any holder, agent or trustee with respect to any or all of the Subordinated Debt (in such holder’s, agent’s or trustee’s capacity as such) Passport 6.0, in a form to be determined by Lender  a Compliance Certificate

Schedule E Financial Covenants[Reserved] (a) Minimum Liquidity. Borrowers shall not permit Liquidity, as of any date, to be less than $5,000,000; provided, that on no more than four (4) occasions while the Obligations remain outstanding, Borrowers failure to comply with this clause (a) shall not constitute an Event of Default so long as Borrowers cure such Default within three (3) Business Days after the earlier of a Borrower receiving notice thereof or any Authorized Officer of a Borrower becoming aware thereof; provided, further, that no Loans or Letters of Credit shall be issued by Lender until such Default shall have been cured or waived. E-1 140690.01141/153967960v.23 140690.01141/153967960v.5

Ex. A-1 140690.01141/153967960v.25 Please refer to the Loan and Security Agreement dated as of March 10, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) among the undersigned, as a Borrower and Borrowing Agent, each of the other Borrowers (as defined therein) the Guarantors (as defined therein) party thereto, and Siena Lending Group LLC, as Lender. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement. This notice is given pursuant to Section 1.4 of the Loan Agreement and constitutes a representation by Borrowing Agent, on behalf of Borrowers, that the conditions specified in Section [1.6]1[1.6(b)]2 of the Loan Agreement have been satisfied. Without limiting the foregoing, (a) each of the representations and warranties set forth in the Loan Agreement and in the other Loan Documents is true and correct in all material respects (without duplication of materiality qualifiers therein) (or to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct in all material respects (without duplication of materiality qualifiers therein) as of such earlier date), both before and after giving effect to the Loans requested hereby, and (b) no Default or Event of Default is in existence, both before and after giving effect to the Loans requested hereby (if not true, in the “Comments Regarding Exceptions” section below, specify the Default of Event of Default, its nature, when it occurred, whether it is continuing and the steps being taken by Borrowers with respect to such Default of Event of Default). Borrowing Agent, on behalf of Borrowers, hereby requests a borrowing under the Loan Agreement as follows: The aggregate amount of the proposed borrowing is $[______________]. The requested borrowing date for the proposed borrowing (which is a Business Day) is [______________], [____]. Borrowing Agent has caused this Notice of Borrowing to be executed and delivered by its Authorized Officer thereunto duly authorized on [_____________]. The interest rate for the proposed borrowing shall be based on [Term SOFR | Base Rate] Comments Regarding Exceptions: ______________________________. Exhibit A FORM OF NOTICE OF BORROWING [letterhead of Borrowing Agent] Siena Lending Group LLC 9 W Broad Street, 5th floor, Suite 540 Stamford, Connecticut 06902 Attention: Steve Sanicola Dear Mr. Sanicola: 1 Use for a borrowing request submitted on the Closing Date 2 Use for a borrowing request submitted after the Closing Date

Ex. A-2 140690.01141/153967960v.25 GROVE COLLABORATIVE, INC., as Borrowing Agent By: Title:

Exhibit B CLOSING CHECKLIST [attached] Ex. B-1 140690.01141/153967960v.23 140690.01141/153967960v.5

Ex. C-1 140690.01141/153967960v.23 140690.01141/153967960v.5 Phone Number First Name Last Name Exhibit C CLIENT USER FORM Siena Lending Group LLC Passport 6.0 – Client User Form Borrowing Agent: Grove Collaborative, Inc. Borrower Number: ________ Loan and Security Agreement Date: March 10, 2023 We, being two Authorized Officers of the above Borrower (the “Borrowing Agent”), refer to the above Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) between the Borrowing Agent, each of the other Borrowers (as defined therein), the Guarantors (as defined therein) party thereto and Siena Lending Group LLC. This is the Client User Form, used to determined client access to Passport 6.0. Being duly authorized by the Borrowing Agent, we each confirm that the following people have been authorized by the Borrowing Agent to have access (Full Access or Read Only, as indicated below) to Passport 6.0: Full Access or Read Only Access3 Email Address GROVE COLLABORATIVE, INC., as Borrowing Agent By: _____________________________ By: _____________________________ Name: Name: Title: Title: 3 NTD – “Full Access” means the designated user will have the following rights: (i) upload documents into Passport 6.0; (ii) access to Borrowers’ portal within Passport 6.0 module; and (iii) authority to request advances. “Read Only Access” means the designated user will be limited to (i) and (ii).

Date: Date: Ex. C-2 140690.01141/153967960v.23 140690.01141/153967960v.5

Exhibit D

AUTHORIZED ACCOUNTS FORM

Siena Lending Group LLC
Authorized Accounts Form

Borrowing Agent: Grove Collaborative, Inc.

Borrower Number: ________

Loan and Security Agreement Date: March 10, 2023

I, being an Authorized Officer of the above Borrower (the "***Borrowing Agent***"), refer to the above Loan and Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "***Loan Agreement***") between the Borrowing Agent, each of the other Borrowers (as defined therein), the Guarantors (as defined therein) party thereto and Siena Lending Group LLC ("***Lender***"). This is the Authorized Accounts Form, referring to authorized operating bank accounts of the Borrowers. Terms defined in the Loan Agreement have the same meaning when used in this Authorized Accounts Form.

Being duly authorized by the Borrowing Agent, I confirm that the following operating bank accounts of the Borrowing Agent are the accounts into which the proceeds of any Loan may be paid:

Bank	Routing Number	Account number	Account name

GROVE COLLABORATIVE, INC., as Borrowing Agent

By: ______________________________ By: ______________________________

Name: Name:
Title: Title:
Date: Date:

Ex. D-1

140690.01141/153967960v.~~2~~3
140690.01141/153967960v.5

Ex. D-2 140690.01141/153967960v.23 140690.01141/153967960v.5

Exhibit E FORM OF ACCOUNT DEBTOR NOTIFICATION Grove Collaborative, Inc. [______________] [______________] VIA OVERNIGHT COURIER ___________________________ ___________________________ ___________________________ Re: Loan Transaction with Siena Lending Group LLC Ladies and Gentlemen: Please be advised that we and certain of our subsidiaries or affiliates have entered into certain financing arrangements (the “Financing Arrangements”) with Siena Lending Group LLC (as originating lender, and after the Closing Date as servicer for affiliated assignee, Siena Funding LLC, a Delaware limited liability company (“Siena Funding”), and together with Siena Funding, collectively, “Lender”)), pursuant to which we have granted to Lender a security interest in, among other things, any and all Accounts and Chattel Paper (as those terms are defined in the Uniform Commercial Code) owing by you to us, whether now existing or hereafter arising. You are authorized and directed to respond to any inquiries that Lender may direct to you from time to time pertaining to the validity, amount, and other matters relating to such Accounts and Chattel Paper. In addition, you are hereby authorized and directed to pay all invoices and amounts now and hereafter due to us pursuant to the following directions: If remitting payment via wire transfer, please wire transfer the monies to the following account: Transit Number (RTN/ABA): __________________________ Bank Name: __________________________ Account Name: __________________________ Beneficiary Account Number: __________________________ Reference: __________________________ If payment by check: Made payable to: Grove Collaborative, Inc. Mailed to: ___________________________ ___________________________ ___________________________ Ex. E 140690.01141/153967960v.23 140690.01141/153967960v.5

Please notify your accounting department of this change. If you make payment to us in any manner other than as set forth above, such payment will not constitute settlement of the account. These instructions may not be modified or supplemented without written notice from Siena Lending Group LLC or its permitted assignee(s). Ex. E 140690.01141/153967960v.23 140690.01141/153967960v.5

Exhibit F FORM OF COMPLIANCE CERTIFICATE [letterhead of Borrowing Agent] To: Siena Lending Group LLC 9 W Broad Street, 5th floor, Suite 540 Stamford, Connecticut 06902 Attention: Steven Sanicola Re: Compliance Certificate dated _______________ Ladies and Gentlemen: Reference is made to that certain Loan and Security Agreement dated as of March 10, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among Siena Lending Group LLC (together with its successors and permitted assigns, “Lender”), Grove Collaborative Holdings, Inc., a Delaware public benefit corporation (“Holdings”), Grove Collaborative, Inc., a Delaware public benefit corporation (“Grove”, and together with Holdings and any other Person who from time to time becomes a Borrower thereunder, individually and collectively as the context may require, “Borrowers”) and each of the Guarantors (as defined therein) party thereto. Capitalized terms used in this Compliance Certificate have the meanings set forth in the Loan Agreement unless specifically defined herein. Pursuant to Section 5.15 of the Loan Agreement, the undersigned Authorized Officer of Borrowing Agent, on behalf of the Borrowers, hereby certifies (solely in his or her capacity as an officer of Borrowing Agent and not in his or her individual capacity) that: 1. The financial statements of Borrowers for the ___ -month period ending _____________ attached hereto have been prepared in accordance with GAAP, and fairly present in all material respects the financial condition of Borrowers for the periods and as of the dates specified therein. 2. As of the date hereof, there does not exist any Default or Event of Default. 3. Borrowers are in compliance with the applicable financial covenants contained in Section 5.26 of the Loan Agreement for the periods covered by this Compliance Certificate. Attached hereto are statements of all relevant facts and computations in reasonable detail sufficient to evidence Borrowers’ compliance with such financial covenants, which computations were made in accordance with GAAP. IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned Authorized Officer this ____ day of _______________, ______. GROVE COLLABORATIVE, INC., as Borrowing Agent By: ________________________________ Name: Title: Ex. F-1 140690.01141/153967960v.23 140690.01141/153967960v.5

Exhibit G

FORM OF MONTHLY FINANCIAL MODEL

[See attached]

Ex. G – 1

140690.01141/153967960v.~~2~~3
140690.01141/153967960v.5